UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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TRILOGY METALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of
Annual Meeting
of Shareholders
&

Management

Information Circular

MEETING TO BE HELD May 22, 2024

Trilogy Metals Inc.

Suite 1150, 609 Granville
Vancouver, British Columbia
Canada V7Y 1G5

Tel: 604-638-8088 or 1-855-638-8088

Fax: 604-638-0644

Website: www.trilogymetals.com

TRILOGY METALS INC.

Suite 1150, 609 Granville Street
Vancouver, British Columbia V7Y 1G5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Trilogy Metals Inc. (the “Company”, “Trilogy”, or “Trilogy Metals”) will be held at the offices of the Company, Suite 1150, 609 Granville Street, Vancouver, British Columbia, V7Y 1G5, on May 22, 2024 at 10:00 a.m. (Vancouver time), for the following purposes:

1.	to receive the Annual Report of the directors of the Company (the “Directors”) containing the consolidated financial statements of the Company for the year ended November 30, 2023, together with the Report of the Auditors thereon;

2.	to elect the Directors of the Company for the forthcoming year;

3.	to consider and, if deemed advisable, pass an ordinary resolution ratifying and approving all unallocated awards under the 2012 Equity Incentive Plan;

4.	to consider and, if deemed advisable, pass an ordinary resolution approving and adopting the 2024 Non-Employee Directors Fixed Deferred Share Unit Plan as a treasury based plan and reserving 1,200,000 common shares of the Company from treasury under the 2024 Non-Employee Directors Fixed Deferred Share Unit Plan;

5.	to appoint the Auditors of the Company for the forthcoming year and to authorize the Directors to fix the Auditors’ remuneration;

6.	to consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company's Named Executive Officers; and

7.	to transact such further and other business as may properly come before the Meeting or any adjournment thereof.

The specific details of the matters currently proposed to be put before the Meeting are set forth in the Circular accompanying and forming part of this Notice.

Only Shareholders of record at the close of business on March 27, 2024 are entitled to receive notice of the Meeting and to vote at the Meeting.

To assure your representation at the Meeting, please complete, sign, date and return the enclosed proxy, whether or not you plan to personally attend. Sending your proxy will not prevent you from voting in person at the Meeting. All proxies completed by registered Shareholders must be returned to the Company:

(a)	by delivering the proxy to the Company’s transfer agent, Computershare Investor Services Inc. at its office at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, for receipt no later than May 17, 2024, at 10:00 a.m. (Vancouver time);

(b)	by fax to the Toronto office of Computershare Investor Services Inc., Attention: Proxy Tabulation at 416- 263-9524 or 1-866-249-7775 not later than May 17, 2024, at 10:00 a.m. (Vancouver time);

(c)	by telephone by calling 1-866-732-8683 toll-free in North America or (312) 588-4290 outside of North America, and following the instructions, no later than May 17, 2024, at 10:00 a.m. (Vancouver time); or

(d)	by internet, as instructed in the enclosed form of proxy, not later than May 17, 2024, at 10:00 a.m. (Vancouver time).

Non-registered Shareholders whose shares are registered in the name of an intermediary should carefully follow voting instructions provided by the intermediary. A more detailed description on returning proxies by non-registered Shareholders can be found on page 2 of the attached Circular.

The Company will use Notice-and-Access procedures adopted by the Canadian Securities Administrators to deliver this Notice and the Circular. Shareholders will receive a Proxy or VIF and the Notice-and-Access notification with instructions on how to access the Circular electronically. The Circular will be available on the Company’s website (www.trilogymetals.com), under the Company’s profile on SEDAR+ (www.sedarplus.ca) and in the United States, on EDGAR (www.sec.gov). The Meeting Materials will remain on the Company’s website for one full year. Shareholders who wish to receive more information about Notice-and-Access or to receive paper copies of the Circular or other proxy-related materials may contact the Company’s Corporate Secretary by email at info@trilogymetals.com.

DATED at Vancouver, British Columbia, this 28th day of March, 2024.

BY ORDER OF THE BOARD OF DIRECTORS

“Tony Giardini”
Tony Giardini, President and Chief Executive Officer

TRILOGY METALS INC.
MANAGEMENT INFORMATION CIRCULAR

- i -

Trilogy Metals Inc. Management Information Circular 2024

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

Solicitation of Proxies

THIS MANAGEMENT INFORMATION CIRCULAR (“CIRCULAR”) IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT AND THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR THE “BOARD”) OF TRILOGY METALS INC. for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, Suite 1150, 609 Granville Street, Vancouver, British Columbia, V7Y 1G5, at 10:00 a.m. (Vancouver time) on May 22, 2024 (the “Meeting”) or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. The Company anticipates this Circular, proxy materials and form of proxy will be first made available to Shareholders of the Company on or about March 28, 2024.

Solicitation of proxies from registered Shareholders will primarily be by mail or courier pursuant to Notice-and-Access (as defined below), supplemented by telephone or other personal contact by employees or agents of the Company, and all costs thereof will be paid by the Company. The Company estimates such fees and costs to be nominal.

There are two kinds of non-registered, or beneficial, Shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non Objecting Beneficial Owners).

Non-registered Shareholders who have not objected to their intermediary disclosing certain information about them to the Company are referred to as “NOBOs”, whereas non-registered Shareholders who have objected to their intermediary disclosing ownership information about them to the Company are referred to as “OBOs”. In accordance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to send the Notice of Meeting, the Circular and the related form of proxy or voting instruction form indirectly to the NOBOs and to the OBOs through their intermediaries. Unless required pursuant to U.S. proxy rules, the Company does not intend to pay for intermediaries to forward to OBOs, under NI 54-101, the proxy related materials and Form 54-101F7, and in the case of an OBO, the OBO will not receive these materials unless the OBOs intermediary assumes the cost of delivery.

General

Unless otherwise specified, the information in this Circular is current as of March 1, 2024. Unless otherwise indicated, all references to “$” or “US$” in this Circular refer to United States dollars. References to “C$” in this Circular refer to Canadian dollars.

Copies of this Circular and proxy-related materials, as well as the Company’s financial statements to be received at the Meeting and related MD&A and other information comprising the Company’s annual report, are available on the Company’s website at www.trilogymetals.com and under the Company’s profiles on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

Record Date and Quorum

The Board of Directors of the Company has fixed the record date for the Meeting as the close of business on March 27, 2024 (the “Record Date”). If a person acquires ownership of shares subsequent to the Record Date, such person may establish a right to vote by delivering evidence of ownership of their common shares of the Company (the “Common Shares”) satisfactory to the Board and a request for his or her name to be placed on the voting list to Blake, Cassels & Graydon LLP, the Company’s legal counsel, at 1133 Melville, Suite 3500, The Stack, Vancouver, BC, V6E 4E5, Attention: Trisha Robertson. Subject to the above, all registered holders of Common Shares at the close of business on the Record Date (the “Shareholders”) will be entitled to vote at the Meeting. No cumulative rights are authorized and dissenter’s rights are not applicable to any matters being voted upon. Such registered Shareholders will be entitled to one vote per Common Share. At the close of business on March 27, 2024, 160,166,788 Common Shares were outstanding and entitled to vote.

Trilogy Metals Inc. Management Information Circular 2024

Two or more persons who are, or who represent by proxy, holders of at least 5% of the Common Shares entitled to vote at the Meeting will constitute a quorum at the Meeting.

Voting of Common Shares

Registered Shareholders

Registered Shareholders have two methods by which they can vote their shares at the Meeting, namely in person or by proxy. To assure your representation at the Meeting, please complete, sign, date and return the enclosed proxy, whether or not you plan to personally attend. Sending your proxy will not prevent you from voting in person at the Meeting.

Shareholders who do not wish to attend the Meeting or do not wish to vote in person, can vote by proxy. A registered Shareholder must return the completed proxy to the Company:

(a)	by delivering the proxy to the Toronto office of the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”) at its office at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1, for receipt not later than May 17, 2024 at 10:00 a.m. (Vancouver time);

(b)	by fax to the Toronto office of Computershare, Attention: Proxy Tabulation at 416-263-9524 or 1-866-249-7775 not later than May 17, 2024 at 10:00 a.m. (Vancouver time);

(c)	by telephone by calling 1-866-732-8683 toll-free in North America or (312) 588-4290 outside of North America, and following the instructions, no later than May 17, 2024 at 10:00 a.m. (Vancouver time); or

(d)	by internet, as instructed in the enclosed form of proxy, not later than May 17, 2024 at 10:00 a.m. (Vancouver time).

The persons named in the enclosed form of proxy are an officer of the Company or counsel to the Company. Each Shareholder has the right to appoint a person or a company (who need not be a Shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated on the enclosed form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the Board.

Non-registered Shareholders

The information set forth in this section is of significant importance to many Shareholders of the Company, as a substantial number of Shareholders do not hold Common Shares in their own name. Shareholders who do not hold their Common Shares in their own name (i.e., non-registered or beneficial Shareholders) should note that only proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then, in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada and the United States, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms) or Cede & Co. (operated by the Depository Trust Company), respectively. Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered Shareholder except in limited cases for certain “routine” matters. An example of a “routine” matter includes the appointment of the Auditors, which is considered the only “routine” matter to be voted upon at the Meeting. Otherwise, without specific instructions, brokers and their agents and nominees are prohibited from voting Common Shares for their clients, which is generally referred to as a “broker non-vote”. Therefore, non- registered Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person if such Shareholders want their votes to count on all matters to be decided at the Meeting.

Trilogy Metals Inc. Management Information Circular 2024

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from non-registered Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered Shareholders in order to ensure that their shares are voted at the Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically uses its own form of proxy, mails those forms to the non-registered Shareholders and asks non-registered Shareholders to either return the proxy forms to Broadridge or alternatively provide voting instructions by using the Broadridge automated telephone system. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. A non-registered Shareholder receiving a proxy from Broadridge cannot use that proxy to vote Common Shares directly at the Meeting – the proxy must be returned to Broadridge well in advance of the Meeting in accordance with Broadridge’s instructions in order to have the shares voted.

Although a non-registered Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or an agent of the broker), a non-registered Shareholder may attend the Meeting as a proxyholder for the registered Shareholder and vote the Common Shares in that capacity. Non- registered Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as a proxyholder for the registered Shareholder should enter their own names in the blank space on the form of proxy provided to them by their broker (or agent) and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Notice-and-Access

The Company will deliver this Notice of Meeting and Circular, a Proxy and related documents (collectively, the “Meeting Materials”) to Shareholders by posting the Meeting Materials on its website at www.trilogymetals.com. The Meeting Materials will also be available under the Company’s profile on SEDAR+ (www.sedarplus.ca) and in the United States, on EDGAR (www.sec.gov) on March 28, 2024. The Meeting Materials will remain on the Company’s website for one full year.

The Company will continue to mail paper copies of this Circular and other proxy-related materials to those registered and non-registered Shareholders who previously elected to receive paper copies of such materials. All other Shareholders will receive a notice package (the “Notice Package”) which will contain information on how to obtain electronic and paper copies of this Circular and other proxy-related materials in advance of the Meeting as well as how to vote.

The Company has sent a Notice Package containing a Notice-and-Access notification and an accompanying Proxy, in the case of registered Shareholders, or VIF, in the case of non-registered Shareholders, as applicable, to its registered Shareholders and indirectly to non-registered Shareholders. The Company will not use procedures known as “stratification” in relation to the use of Notice-and-Access, meaning that both registered and non-registered Shareholders will be mailed a Notice Package. The Company does not intend to pay for intermediaries such as stockbrokers, securities dealers, banks, trust companies, trustees and their agents and nominees to forward the Notice Package to OBOs. Accordingly, OBOs will not receive the Notice Package unless their respective intermediaries assume the cost of forwarding such documents to them.

Shareholders who wish to receive more information about Notice-and-Access or to receive paper copies of the Circular or other proxy-related materials contact the Company’s Corporate Secretary by email at info@trilogymetals.com. Requested materials will be sent to the requesting Shareholders at no cost to them within three business days of their request, if such requests are made before the Meeting or any postponement or adjournment thereof.

Exercise of Proxies

On any ballot that may be called for, the Common Shares represented by a properly executed proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is specified, the enclosed proxy will confer discretionary authority and will be voted in favour of all matters referred to on the form of proxy.

Trilogy Metals Inc. Management Information Circular 2024

The proxy also confers discretionary authority to vote for, withhold or abstain from voting, or vote against, amendments or variations to matters identified in the Notice of Meeting and with respect to other matters not specifically mentioned in the Notice of Meeting but which may properly come before the Meeting. Management has no present knowledge of any amendments or variations to matters identified in the Notice of Meeting or any business other than that referred to in the accompanying Notice of Meeting which will be presented at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the person named in the enclosed proxy to vote in accordance with the recommendations of management of the Company.

Proxies must be received by the Toronto office of Computershare, located at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 not later than May 17, 2024 at 10:00 a.m. (Vancouver time).

Revocation of Proxies

A Shareholder who has given a proxy may revoke it at any time insofar as it has not been exercised. In addition to any other manner permitted by law, a Shareholder who has given an instrument of proxy may revoke it by instrument in writing, executed by the Shareholder or by his attorney authorized in writing, or if the Shareholder is a Company, under its corporate seal, and deposited either with the Company’s transfer agent, Computershare at its Vancouver office at 510 Burrard Street, 2nd Floor, Vancouver, BC, V6C 3B9 or with the Company’s legal counsel, Blake, Cassels & Graydon LLP, at 1133 Melville, Suite 3500, The Stack, Vancouver, BC, V6E 4E5, Attention: Trisha Robertson, at any time up to and including the last business day preceding the Meeting at which the proxy is to be used, or any adjournment thereof or with the chairman of such Meeting on the date of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked. A Shareholder attending the Meeting has the right to vote in person and if he does so, his proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the Meeting.

Voting Standards

Except as otherwise noted in this Circular, a simple majority of votes cast at the Meeting, whether in person or by proxy, will constitute approval of any matter submitted to a vote. Abstentions and broker non-votes will not be counted either in favor of or against any proposal or either for or withheld in the election of directors, and, therefore, will have no effect on the outcomes of any proposal or election of directors.

Broker non-votes occur with respect to shares where the broker does not receive voting instructions from its clients and the broker does not have the authority to vote those shares. The rules of the New York Stock Exchange applicable to brokers determine whether a broker has authority to vote on a proposal if the broker does not receive voting instructions from its client. The broker may vote on proposals that are determined to be “routine” under these rules and may not vote on proposals that are determined to be “non-routine” under these rules. If a proposal is determined to be routine, a broker who has received no voting instructions from its client with respect to that proposal has discretion to vote the client’s uninstructed shares on that proposal. If a proposal is determined to be non-routine, a broker who has received no voting instructions from its client with respect to that proposal does not have discretion to vote the client’s uninstructed shares on that proposal.

Trilogy Metals Inc. Management Information Circular 2024

The following chart describes the proposals to be considered at the Meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Required Vote	Impact of Abstentions or Broker Non-Votes
Election of Directors	For; Withhold	Plurality of votes - nominees receiving the seven highest number of votes at the Meeting will be elected*	No effect
Appointment of Auditors	For; Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect. (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)
Approving Unallocated Entitlements under the 2012 Equity Incentive Plan	For; Against; Abstain	Simple majority of votes cast	No effect. Abstentions and broker non-votes will not be counted in favour or against the proposal and will therefore have no effect.
Approving and Adopting the Fixed DSU Plan	For; Against; Abstain	Simple majority of votes cast	No effect. Abstentions and broker non-votes will not be counted in favour or against the proposal and will therefore have no effect.
Non-Binding Advisory Vote on Executive Compensation	For; Against; Abstain	Simple majority of votes cast	No effect. Abstentions and broker non-votes will not be counted in favour or against the proposal and will therefore have no effect.

See the “Election of Directors” section of this Circular for a description of the Company’s Majority Voting Policy. In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the policy requires that the nominee shall tender his or her written resignation to the Chair of the Board.

Trilogy Metals Inc. Management Information Circular 2024

MATTERS TO BE ACTED UPON AT MEETING

Election of Directors

According to the Articles of the Company, the Board shall consist of not less than three and no more than such number of directors to be determined by resolution of the Shareholders. The number of directors is currently determined at seven. At the Meeting, Shareholders will be asked to elect seven directors to the Board.

The proposed nominees in the list that follows are, in the opinion of management, well qualified to direct the Company’s activities for the ensuing year and have confirmed their willingness to serve as directors, if elected. The term of office of each director elected will be until the next annual meeting of the Shareholders of the Company or until his or her successor is elected or appointed, unless his or her office is earlier vacated, in accordance with the Articles of the Company and the provisions of the Business Corporations Act (British Columbia) (the “BCBCA”).

The Board adopted a Majority Voting Policy on March 28, 2013, as amended March 14, 2017, stipulating that Shareholders shall be entitled to vote in favour of, or withhold from voting for, each individual director nominee at a Shareholder’s meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the Chair of the Board. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering all factors deemed relevant. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable Shareholder’s meeting and announce its decision by press release. Absent exceptional circumstances, the Board will be expected to accept the resignation which will be effective on such date. The policy does not apply in circumstances involving contested director elections. See the “Statement of Corporate Governance Policies – Majority Voting Policy” section of this Circular for additional information.

Unless the proxy specifically instructs the proxyholder to withhold such vote, Common Shares represented by the proxies hereby solicited shall be voted FOR the election of the nominees whose names are set forth below. If, prior to the Meeting, any of the listed nominees shall become unavailable to serve, the persons designated in the proxy form will have the right to use their discretion in voting for a properly qualified substitute. Management does not contemplate presenting for election any person other than these nominees but, if for any reason management does present another nominee for election, the proxyholders named in the accompanying form of proxy reserve the right to vote for such other nominee in their discretion unless the Shareholder has specified otherwise in the form of proxy.

Name, Province or State and Country of Residence	Independence	Principal Occupation	Director Since
Tony Giardini Rome, Italy	Non-Independent	President and Chief Executive Officer of the Company	January 2012
James Gowans(2)(3) British Columbia, Canada	Independent	Independent director of various companies	May 2019
William Hayden(2)(3) New South Wales, Australia	Independent	Self-employed Geologist	June 2015
William Iggiagruk Hensley(2)(3)(4) Alaska, USA	Independent	Retired	December 2017
Gregory Lang(1)(3) Utah, USA	Independent	President and Chief Executive Officer of NOVAGOLD Resources Inc.	January 2012
Janice Stairs(1) (4) Nova Scotia, Canada	Independent	Independent director of various companies	April 2011
Diana Walters(1)(4) Texas, USA	Independent	Manager and Founder of Amichel LLC	May 2016

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Environment, Health, Safety and Technical (“EHST”) Committee.

(4)	Member of the Corporate Governance and Nominating Committee.

Trilogy Metals Inc. Management Information Circular 2024

The term of office for each director expires as at the date of each annual general meeting unless such director is re- elected at that annual general meeting.

See the “Information Concerning the Board of Directors and Executive Officers” section of this Circular for further information regarding the above directors.

See the “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” section of this Circular for details on share ownership and the number of securities beneficially owned, or controlled or directed, directly or indirectly, by each proposed director.

Appointment of Auditors

The independent auditors of the Company are PricewaterhouseCoopers LLP, Chartered Professional Accountants (“PwC”), located at 250 Howe Street, 14th Floor, Vancouver, British Columbia, Canada. PwC were first appointed auditors of the Company on March 28, 2012 by the shareholders of NOVAGOLD Resources Inc. (“NOVAGOLD”) prior to the spin out of Trilogy in April 2012. The Shareholders will be asked at the Meeting to vote for the appointment of PwC as auditors of the Company until the next annual meeting of the Shareholders of the Company or until a successor is appointed, at a remuneration to be fixed by the Directors upon the recommendation of the Audit Committee. To the Company's knowledge, a representative from PwC will not be present at the Meeting to take questions, although PwC will be permitted to make a statement if it so desires.

In the absence of a contrary instruction, it is intended that all proxies received will be voted FOR the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the Shareholders or until a successor is appointed, at a remuneration to be fixed by the Directors upon the recommendation of the Audit Committee.

A table setting forth the fees paid by the Company to PwC, its independent auditor, during the fiscal years ended November 30, 2023, and 2022 is set forth below.

	Year Ended November 30
	2023 C$	2022 C$
Audit Fees (1)	142,845	126,049
Audit Related Fees (2)	2,772	3,106
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	145,617	129,155

(1)	“Audit Fees” are the aggregate fees billed by PwC during the fiscal year ended November 30, 2023 for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit-Related Fees” are fees charged by PwC for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” This category comprises fees billed for review and advisory services associated with the Company’s financial reporting.

(3)	“Tax Fees” are fees billed by PwC for tax compliance, tax advice and tax planning.

(4)	“All Other Fees” are fees charged by PwC for services not described above.

Trilogy Metals Inc. Management Information Circular 2024

Pre-Approval Policies and Procedures

All services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported were pre-approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee reviewed and discussed with management and the Company's independent auditors the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2023. In addition, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee has also received the written disclosures and the letter from the Company's independent auditors required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence and has discussed with the Company's independent auditors that audit firm's independence from the Company and its management. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2023, for filing with the SEC, which Annual Report is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar.

Audit Committee of the Board
Diana Walters, Chair
Gregory Lang
Janice Stairs

Approval of Continuation of 2012 Equity Incentive Plan

Background and Approval

Pursuant to Toronto Stock Exchange (“TSX”) rules, every three years following institution of the Company’s 2012 Equity Incentive Plan (the “Equity Incentive Plan”), Shareholders must approve all unallocated options, rights or entitlements, including Common Shares issued under the Share Bonus Plan (“Awards”), issuable pursuant thereto. Shareholders last approved the Equity Incentive Plan in 2021. The Equity Incentive Plan is in the same form as the plan previously approved by Shareholders.

At the Meeting, Shareholders will be asked to pass a resolution (the “Equity Incentive Plan Resolution”) substantially in the following form:

“BE IT RESOLVED THAT:

1.	the unallocated entitlements under the Trilogy Equity Incentive Plan are hereby approved and Trilogy will have the ability to grant Awards and shares under the Trilogy Equity Incentive Plan until the date that is three years from the date of the Meeting, being May 22, 2027; and

2.	any director or officer of Trilogy be and is hereby authorized, for and on behalf of Trilogy, to do all such things and execute all such documents and instruments as may be necessary or desirable to give effect to this resolution.”

Trilogy Metals Inc. Management Information Circular 2024

The Equity Incentive Plan Resolution must be passed by a majority of the votes cast by Shareholders who, being entitled to do so, vote in person or by proxy on the Equity Incentive Plan Resolution.

In the event that the resolution to approve the Equity Incentive Plan is not passed by the requisite number of votes cast at the Meeting, the Company will neither be able to grant new Awards nor will it be able to re-allocate outstanding Awards that expire unexercised. Previously allocated Awards under the Equity Incentive Plan will continue unaffected by the approval or disapproval of the Equity Incentive Plan Resolution. Any Awards that have been terminated, cancelled or that have expired will not be available for re-granting.

The Board of Directors of the Company has unanimously concluded that the approval of the Equity Incentive Plan Resolution is in the best interest of the Company and its Shareholders and recommends that Shareholders vote FOR the Equity Incentive Plan Resolution. The Company has been advised that the directors and senior officers of the Company intend to vote all Common Shares held by them in favour of the Equity Incentive Plan Resolution. In the absence of a contrary instruction, the person(s) designated by management of the Company in the enclosed form of proxy intend to vote FOR the Equity Incentive Plan Resolution. Abstentions and broker non-votes will not be counted either in favour of or against this proposal and, therefore, will have no effect on the outcomes of such proposal.

Previously Granted Awards Under the Equity Incentive Plan

The following table provides information related to the total number of Common Shares issuable in connection with outstanding, unexercised Award grants under the Equity Incentive Plan held by each of the following individuals and groups as at March 1, 2024.

Name	Stock Options Previously Granted #
Tony Giardini	5,718,400
Elaine Sanders	2,125,000
All executive officers as a group	7,843,400
All directors who are not executive officers as a group	3,042,500
All employees who are not executive officers as a group	3,468,500
Total prior awards under the Equity Incentive Plan	14,354,400

All Awards as approved by the Compensation Committee are made at the discretion of the Compensation Committee and Board of Directors. Accordingly, the benefits and amounts that will be received or allocated to Award recipients under the Equity Incentive Plan are not determinable at this time.

Summary of the Equity Incentive Plan

As of March 1, 2024, the total number of Common Shares issuable in connection with outstanding, unexercised Award grants under the Equity Incentive Plan was 14,354,400, which represent, in the aggregate, 9.0% of the total number of outstanding Common Shares. Of the 14,354,400 outstanding unexercised Awards, Awards to purchase 11,821,061 Common Shares are fully vested, with 2,533,339 remaining unvested. As of March 1, 2024, the total number of Common Shares reserved for issuance under the Equity Incentive Plan was 15,592,599, including Common Shares issuable in connection with outstanding, unexercised Award grants. The closing price of the Common Shares on the TSX as of March 1, 2024 was C$0.62. The closing price of the Common Shares on the NYSE American as of March 1, 2024 was US$0.44. As of March 1, 2024, there were six non-employee directors, two officers and three employees eligible to participate in the Equity Incentive Plan.

Trilogy Metals Inc. Management Information Circular 2024

See “Securities Authorized for Issuance Under Equity Compensation Plans – Equity Incentive Plan” and “Securities Authorized for Issuance Under Equity Compensation Plans – Summary of Securities Issued” in this Circular for a summary of the Equity Incentive Plan, which forms a part of this proposal, and which is qualified in its entirety by reference to the complete copy of the Equity Incentive Plan which is appended hereto as Appendix B.

Approval of the Trilogy Metals Inc. 2024 Non-Employee Directors Fixed Deferred Share Unit Plan

Background and Summary of the Trilogy Metals Inc. 2024 Non-Employee Directors Fixed Deferred Share Unit Plan

The Company wishes to adopt the Non-Employee Directors Fixed Deferred Share Unit Plan (the “Fixed DSU Plan”) for the benefit of the Company’s non-executive directors. With the Company’s directors taking all of their fees over the past two years in equity to preserve cash resources, the number of Common Shares available for future grants from the Company’s Deferred Share Unit Plan is limited. The Shareholders had previously approved allocating 1,500,000 Common Shares under the Ambler Metals Equity Plan (as defined below), of which a total of 318,481 Common Shares had been awarded the executives of Ambler Metals LLC, with a remaining 1,181,519 Common Shares reserved for issuance. The owners of Ambler Metals LLC, Trilogy and South32 Limited, have agreed to restructure Ambler Metals LLC by reducing costs at the executive level thereby eliminating the need in the near term to provide long-term equity incentives. The Company would like to use the remaining 1,181,519 Common Shares to pay directors fees by terminating the Ambler Metals Plan and creating a new Fixed DSU Plan.

The Fixed DSU Plan is intended to assist the Company in the preservation of cash by paying the non-employee directors’ fees in equity and, through the proposed issuance by the Company of Common Shares under the Fixed DSU Plan, to promote better alignment of the interests of directors and the long-term interests of Shareholders without increasing overall dilution for Shareholders.

The Board intends to use the deferred share units (the “Fixed DSUs”) issued under the Fixed DSU Plan, as well as DSUs issued under the Deferred Share Unit Plan, options issued under the Equity Incentive Plan and RSUs issued under the RSU Plan, if any, as part of the Company’s overall director compensation plan. Since the value of Fixed DSUs increase or decrease with the price of the Common Shares, Fixed DSUs reflect a philosophy of aligning the interests of directors with those of the Shareholders by tying compensation to share price performance. The Board has also approved, conditional upon Shareholder approval of the Fixed DSU Plan, the termination of the existing Ambler Metals Equity Plan (as defined below), of which there are currently 1,181,519 Common Shares reserved for issuance.

The Fixed DSU Plan provides that non-executive directors, of which there are currently six, may elect to receive any or all of their Annual Compensation in Fixed DSUs. A Fixed DSU is a unit credited to a participant in the Fixed DSU Plan by way of a bookkeeping entry in the books of the Company, the value of which is equivalent to a Common Share. All Fixed DSUs paid with respect to Annual Compensation will be credited to the director by means of an entry in a Fixed DSU Account when such Annual Compensation is payable. The director’s Fixed DSU Account will be credited with the number of Fixed DSUs determined by dividing the dollar amount of compensation payable in Fixed DSUs on the payment date by the Share Price of a Common Share at the time. Share Price is defined in the Fixed DSU Plan and means (if the Common Shares are listed and posted for trading on the TSX) the closing price of a Common Share on the TSX averaged over the five (5) consecutive trading days immediately preceding the date of grant or the redemption date, as the case may be. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

Additionally, the Board may award such number of Fixed DSUs to a non-executive director as the Board deems advisable to provide the director with appropriate equity-based compensation for the services he or she renders to the Company. The Board shall determine the date on which such Fixed DSUs may be granted and the date as of which such Fixed DSUs shall be credited to the director’s Fixed DSU Account. The Company and a director who receives such an additional award of Fixed DSUs shall enter into a Fixed DSU award agreement to evidence the award and the terms applicable thereto.

Trilogy Metals Inc. Management Information Circular 2024

Generally, a participant in the Fixed DSU Plan shall be entitled to redeem his or her Fixed DSUs during the period commencing on the Termination Date and ending on the 90th day following the Termination Date, provided, however that for U.S. Eligible Participants, redemption will be made upon such Participant’s “separation from service” as defined under Internal Revenue Code Section 409A. Redemptions under the DSU Plan may be in Common Shares issued from treasury, may be purchased by the Company on the open market for delivery to the director, may be settled in cash or any combination of the foregoing.

TSX Approval

The TSX has conditionally approved the treasury-based aspects of the Fixed DSU Plan, subject to standard conditions, including approval of the Shareholders.

Maximum Number of Common Shares Issued

Fixed DSUs may be granted in accordance with the Fixed DSU Plan, provided the aggregate number of Common Shares reserved and available for grant or issuance pursuant to the Fixed DSU Plan shall not exceed 1,200,000 Common Shares. The aggregate number of Common Shares that may be issued under DSUs granted under the Fixed DSU Plan shall be reduced by the Common Shares subject to DSUs already granted under the Fixed DSU Plan, and if any Common Shares covered by DSUs are settled in cash or otherwise terminated or cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the Plan with respect to such award, to the extent of any such forfeiture, reacquisition by the Corporation, termination or cancellation, shall again be available for granting DSUs under the Fixed DSU Plan.

The Fixed DSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the Fixed DSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the Fixed DSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding Common Shares.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any participant under the Fixed DSU Plan except by will or laws of descent and distribution.

Amendments to the Fixed DSU Plan

The Board may at any time, and from time to time, and without Shareholder approval, amend any provision of the Fixed DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation for the purposes of making formal minor or technical modifications to any of the provisions of the Fixed DSU Plan including amendments of a “clerical” or “housekeeping” nature, to correct any ambiguity, defective provision, error or omission in the provisions of the Fixed DSU Plan, amendments to the termination provisions of the Fixed DSU Plan, amendments necessary or advisable because of any change in applicable laws, amendments to the transferability of Fixed DSUs, amendments relating to the administration of the Fixed DSU Plan, or any other amendment, fundamental or otherwise, not requiring Shareholder approval under applicable laws; provided, however, that no such amendment of the Fixed DSU Plan may be made without the consent of each affected participant in the Fixed DSU Plan if such amendment would adversely affect the rights of such affected participant(s) under the Fixed DSU Plan, and Shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment (i) to increase the maximum number of Common Shares which may be issued under the Fixed DSU Plan; (ii) to the amendment provisions of the Fixed DSU Plan; or (iii) to the definition of “Participant”.

Trilogy Metals Inc. Management Information Circular 2024

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Fixed DSUs awarded under the Fixed DSU Plan. The following description applies to Fixed DSUs that are subject to U.S. federal income tax. The grant of Fixed DSUs and the crediting of Fixed DSUs to a Director’s Fixed DSU Account should not result in taxable income to the Director at the time of grant. When Fixed DSUs are paid out, the Director will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the Fixed DSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount. A Director’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Director recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Director’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss. To the extent that a Director’s Fixed DSUs are subject to U.S. federal income tax and to taxation under the Income Tax Act (Canada), Fixed DSUs awarded under the Fixed DSU Plan are intended to comply with Section 409A of the Internal Revenue Code and to avoid adverse tax consequences under paragraph 6801(d) of the regulations under the Income Tax Act (Canada). To that end, the Fixed DSU Plan contains certain forfeiture provisions that could apply to Fixed DSUs awarded under the Fixed DSU Plan in limited circumstances.

This summary of the Fixed DSU Plan is qualified in its entirety by reference to the complete copy of the Fixed DSU Plan which is appended hereto as Appendix C.

Approval

At the Meeting, Shareholders will be asked to approve the Fixed DSU Plan. For reference, a copy of the Fixed DSU Plan is appended hereto as Appendix C. The Fixed DSU Plan was approved by the Board on March 14, 2024 and must be approved by both the TSX and the Shareholders. The Fixed DSU Plan was conditionally approved by the TSX on March 25, 2024 and is subject to confirmation and approval by the Shareholders and satisfying the requirements of the TSX, including the filing of applicable documentation.

At the Meeting, Shareholders will be asked to pass a resolution (the “Fixed DSU Plan Resolution”) substantially in the following form:

“BE IT RESOLVED THAT:

1.	the Trilogy Metals Inc. 2024 Non-Employee Directors Fixed Deferred Share Unit Plan, as more particularly described in the Management Information Circular dated March 28, 2024, allowing for the issuance of a maximum of 1,200,000 Common Shares from treasury, a copy of which is attached to the Management Information Circular as Appendix C, be and is hereby adopted, ratified and confirmed as the fixed deferred share unit plan of the Company; and

2.	any director or officer of Trilogy be and is hereby authorized, for and on behalf of Trilogy, to do all such things and execute all such documents and instruments as may be necessary or desirable to give effect to this resolution.”

The Fixed DSU Plan Resolution must be passed by a majority of the votes cast by Shareholders who, being entitled to do so, vote in person or by proxy on the Fixed DSU Plan Resolution.

In the event that the resolution to approve the Fixed DSU Plan is not passed by the requisite number of votes cast at the Meeting, the Company will not adopt the Fixed DSU Plan and the Ambler Metals Equity Plan will not be terminated.

Trilogy Metals Inc. Management Information Circular 2024

The Board of Directors of the Company has unanimously concluded that the approval of the Fixed DSU Plan Resolution is in the best interest of the Company and its Shareholders and recommends that Shareholders vote FOR the Fixed DSU Plan Resolution. The Company has been advised that the directors and senior officers of the Company intend to vote all Common Shares held by them in favour of the Fixed DSU Plan Resolution. In the absence of a contrary instruction, the person(s) designated by management of the Company in the enclosed form of proxy intend to vote FOR the Fixed DSU Plan Resolution. Abstentions and broker non-votes will not be counted either in favour of or against this proposal and, therefore, will have no effect on the outcomes of such proposal.

Non-Binding Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our Shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of the Company’s named executive officers (“Named Executive Officers” or “NEOs”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed under the “Compensation Discussion and Analysis” section of this Circular.

Our executive compensation program is designed to recruit and retain key individuals and reward individuals with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly. In order to align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentive programs to make executive pay dependent on the Company’s performance (or “at-risk”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation deemed “at-risk” increases. Shareholders are urged to read the “Compensation Discussion and Analysis” section of this Circular, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy.

We are asking our Shareholders to indicate their support for our NEO compensation as described in this Circular by voting FOR the following resolution:

“BE IT RESOLVED, as an ordinary resolution, that the compensation paid to the named executive officers, as disclosed in the Company’s 2024 Circular pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.”

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of all of our Shareholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. It is currently expected that Shareholders will be given an opportunity to cast an advisory vote on this topic annually.

Unless the proxy specifically instructs the proxyholder to withhold such vote, Common Shares represented by the proxies hereby solicited shall be voted FOR the approval of the non-binding resolution approving the compensation paid to the NEOs as disclosed in this Circular.

Trilogy Metals Inc. Management Information Circular 2024

INFORMATION CONCERNING THE BOARD OF DIRECTORS,
DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current directors and executive officers. The term for each director expires at our next annual meeting of the Shareholders of the Company or at such time as his or her successor is appointed, upon ceasing to meet the qualifications for election as a director, upon death, upon removal by the Shareholders or upon delivery or submission to the Company of the director's written resignation, unless the resignation specifies a later time of resignation. Each executive officer shall hold office until the earliest of the date his or her resignation becomes effective, the date his or her successor is appointed or he or she ceases to be qualified for that office, or the date he or she is terminated by Board of Directors. The names, locations of residence, ages of, and offices held by, the directors and executive officers has been furnished by each of them and is current as of March 1, 2024. Unless otherwise indicated, the address of each director and executive officer in the table set forth below is the principal executive office of Trilogy Metals Inc. located at Suite 1150, 609 Granville Street, Vancouver, British Columbia, V7Y 1G5 Canada.

Name and Municipality of Residence	Position and Office Held	Director/Officer Since	Age
Tony Giardini(1) Rome, Italy	Director, President and Chief Executive Officer of the Company	January 26, 2012	64
James Gowans(3)(5) British Columbia, Canada	Director	May 22, 2019	72
William Hayden(3)(5) New South Wales, Australia	Director	June 19, 2015	72
William Hensley(3)(4)(5) Alaska, USA	Director	December 22, 2017	82
Gregory Lang (2)(5) Utah, USA	Director	January 26, 2012	69
Janice Stairs(6) (2) (4) Nova Scotia, Canada	Chair	April 27, 2011	64
Diana Walters(2)(4) Texas, USA	Director	May 18, 2016	60
Elaine Sanders British Columbia, Canada	Vice President, Chief Financial Officer and Corporate Secretary of the Company	April 29, 2011(7)	54

(1)	Mr. Giardini was appointed President and Chief Executive Officer on June 1, 2020.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

(4)	Member of the Corporate Governance and Nominating Committee.

(5)	Member of the EHST Committee.

(6)	Ms. Stairs was appointed Chair of the Board on May 23, 2019.

(7)	Appointed Corporate Secretary on April 29, 2011 and Vice President and CFO on January 30, 2012.

Trilogy Metals Inc. Management Information Circular 2024

Tony Giardini, CPA, CA

Tony Giardini is currently the President and Chief Executive Officer of the Company, a position he has held since June 2020. Mr. Giardini was President of Ivanhoe Mines Ltd. from May 2019 to March 2020 and was Executive Vice President and Chief Financial Officer of Kinross Gold Corporation from December 2012 to April 2019. He was Chief Financial Officer of Ivanhoe Mines Ltd. from May 2006 to April 2012. Prior to joining Ivanhoe Mines Ltd., Mr. Giardini spent more than 10 years with Placer Dome Inc. as Vice President and Treasurer. Mr. Giardini is a Chartered Professional Accountant and a Certified Public Accountant and spent 12 years with accounting firm KPMG prior to joining Placer Dome Inc.

Principal Occupation During Past Five Years: President of Ivanhoe Mines Ltd. (May 2019 – March 2020); and Chief Financial Officer of Kinross Gold Corporation (December 2012 - April 2019).

The Board has determined that Mr. Giardini should serve as a director due to his experience in finance, financial reporting and operations as a chief financial officer of a major mining company.

Areas of experience include: finance, investment banking, governance, mining industry, treasury and audit.

Directorships Held During Past Five Years

Current: Torex Gold Resources Inc.

Non-current: none

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #	DSUs #
Board	9/9	5,279,064	5,718,400	1,133,334	202,324
Ambler Metals	9/9

Trilogy Metals Inc. Management Information Circular 2024

James (Jim) Gowans

James Gowans is an independent director of various companies. He was previously the Interim President and Chief Executive Officer of the Company from September 2019 to June 2020. He was previously the President, CEO and a Director of Arizona Mining Inc. from January 2016 until it was purchased by South32 Limited in August 2018. He was senior advisor to the Chair of the Board of Barrick Gold Corporation from August to December 2015, Co-President from July 2014 to August 2015 and Executive Vice-President and COO from January to July 2014. He served as Managing Director of the Debswana Diamond Company in Botswana from 2011 to 2014. He has extensive experience as a senior executive in the mining industry, including holding executive positions at DeBeers SA, DeBeers Canada Inc., and PT Inco in Indonesia, and with Placer Dome Ltd. Mr. Gowans is the past Chair of the Mining Association of Canada.

Mr. Gowans also has experience in Alaska, having worked for Cominco Limited where he oversaw the completion of a feasibility study and the subsequent design and construction of the Red Dog Mine. Mr. Gowans then operated the Red Dog Mine for three years following its commissioning.

Mr. Gowans received a Bachelor of Applied Science degree in Mineral Engineering from the University of British Columbia and attended the Banff School of Advanced Management. He has extensive mining knowledge and perspective on the importance of corporate social responsibility and brings human resources experience as a former Vice-President, Human Resources at Placer Dome.

Principal Occupation During Past Five Years: Interim President and Chief Executive Officer of the Company (September 2019 – June 2020); Independent director of various companies (August 2018 – present); President, CEO and a director of Arizona Mining Inc. (January 2016 – August 2018).

The Board has determined that Mr. Gowans should serve as a director due to his experience as a director and senior officer for various mining companies, his experience in mine operations and project development and his Alaskan-based project experience.

Areas of experience include: senior officer and board experience, mining industry, project and operations management, project design, Alaskan-based project experience, environment and safety.

Directorships Held During Past Five Years

Current: Cameco Corp., Treasury Metals Inc., Premium Nickel Resources Ltd.

Non-current: Titan Mining Corp., Arizona Mining Inc., Dominion Diamond Corporation, Detour Gold, Paycore Minerals Inc., New Gold Inc., Marathon Gold Corporation

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #	DSUs #
Board	9/9	134,046	1,417,400	100,000	416,099
Compensation	4/4
EHST	4/4
Ambler Metals	9/9

Trilogy Metals Inc. Management Information Circular 2024

William (Bill) Hayden

Mr. Hayden is a self-employed geologist with over 40 years of experience in the mineral exploration industry, much of which has been in Africa, South America and the Asia-Pacific region. Bill was the co-founder and President of Ivanhoe Nickel and Platinum Ltd. (now Ivanhoe Mines Ltd), a Canadian company which assembled extensive mineral holdings in South Africa and the Democratic Republic of Congo. Since 1983, Bill has worked in a management capacity with several exploration and mining companies both in Australia and overseas. Bill was the President of Ivanhoe Philippines and GoviEx Uranium Inc., and a former director of Sunward Resources Ltd.

Principal Occupation During Past Five Years: Self-employed geologist (2011 – Present).

The Board has determined that Mr. Hayden should serve as a director due to his knowledge of the mining industry and public capital markets.

Areas of experience include: senior officer, mining industry, international project, and public capital markets.

Directorships Held During Past Five Years

Current: Ivanhoe Mines Ltd., Nevada King Gold Corp., Palisades Goldcorp Ltd.

Non-current: Globe Metals & Mining Ltd., Sunward Resources Ltd., Noble Metals Ltd., Asia Pacific Mining Limited

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #	DSUs #
Board	9/9	222,159	325,000	100,000	370,908
Compensation	4/4
EHST	4/4

Trilogy Metals Inc. Management Information Circular 2024

William Iggiagruk Hensley

Mr. Hensley was the Distinguished Visiting Professor in the Department of Business and Public Policy at the University of Alaska in Anchorage. He retired from Alyeska Pipeline Service Company where he served as Manager of Federal Government Relations in Washington, DC. Prior to his employment with Alyeska, Mr. Hensley was appointed Commissioner of Commerce and Economic Development, where he was responsible for Alaska's involvement in tourism and seafood marketing, international trade, insurance, banking and securities as well as occupational licensing. He also served on the Oil and Gas Policy Council, the Board of directors of the Alaska Permanent Fund Corporation, the Alaska Railroad and the Alaska Industrial Development Authority. Mr. Hensley was a founder of NANA Regional Corporation, served as a director for 20 years and concluded his career there as President. While at NANA, he directed its involvement in the oilfield services area, most specifically in the environmental services and drilling ventures. He was also active in the development of the world's largest lead and zinc mine, Red Dog. He was a founder of Maniilaq, the regional non-profit representing the tribes in the Kotzebue region, and was involved in the formation of the Alaska Federation of Natives and served as executive director, President and Co-Chairman.

Principal Occupation During Past Five Years: Distinguished Visiting Professor in the Department of Business and Public Policy at the University of Alaska in Anchorage (2012 – 2022).

The Board has determined that Mr. Hensley should serve as a director due to his knowledge of public policy and strategy and leadership.

Areas of experience include: public policy, strategy and leadership, metals and mining, operations and development and accounting.

Diverse on the basis of ethnicity.

Directorships Held During Past Five Years

Current: Chair, Board of Trustees, First Alaskans Institute, Chair, Board of Trustees, Aqqaluk Trust

Non-current: Charter College Board of Trustees, Advisory Board Member, Pebble Partnership

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #	DSUs #
Board	9/9	43,638	325,000	100,000	394,863
Compensation	4/4
EHST	4/4
Corporate Governance & Nominating	7/7

Trilogy Metals Inc. Management Information Circular 2024

Gregory Lang

Mr. Lang is President and Chief Executive Officer of NOVAGOLD Resources Inc., a gold mining company. Mr. Lang has over 35 years of diverse experience in mine operations, project development and evaluations, including experience as President of Barrick Gold of North America, a wholly-owned subsidiary of Barrick Gold Corporation. Mr. Lang has held operating and project development positions over his 10-year tenure with Barrick Gold Corporation and, prior to that, with Homestake Mining Company and International Corona Corporation, both of which are now part of Barrick Gold Corporation. He holds a Bachelor of Science in Mining Engineering from University of Missouri-Rolla and is a Graduate of the Stanford University Executive Program.

Principal Occupation During Past Five Years: President and Chief Executive Officer of NOVAGOLD Resources Inc. (January 2012 –present).

The Board has determined that Mr. Lang should serve as a director due to his knowledge of mine building and operations.

Areas of experience include: senior officer, mine engineering, construction, safety and operations.

Directorships Held During Past Five Years

Current: NOVAGOLD Resources Inc.

Non-current: None

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #	DSUs #
Board	9/9	314,181	325,000	100,000	492,786
EHST	4/4
Audit	5/5

Trilogy Metals Inc. Management Information Circular 2024

Janice Stairs, LLB, MBA

Ms. Stairs has over 30 years of experience working with companies involved in the resource sector including general counsel and other executive positions held with Namibia Critical Metals Inc., Endeavour Mining Corporation and Etruscan Resources Inc. Prior to 2004, Ms. Stairs was a partner with the law firm of McInnes Cooper (formerly Patterson Palmer) located in Halifax, Nova Scotia where she practiced law in private practice for 19 years specializing in corporate finance, securities and resource-related issues for private and public companies. Ms. Stairs graduated from Dalhousie Law School and holds a Masters of Business Administration degree from Queen's University.

Principal Occupation During Past Five Years: General Counsel to Namibia Critical Metals Inc. (2011-2019). Director of various public companies (2020-present).

The Board has determined that Ms. Stairs should serve as a director due to her experience in securities compliance and public listing requirements and knowledge of legal and corporate governance.

Areas of experience include: legal aspects of corporate finance, securities and resource-related issues for private and public companies.

Diverse on the basis of gender.

Directorships Held During Past Five Years

Current: Gatos Silver, Inc.

Non-current: Namibia Critical Metals Inc., Gabriel Resources Ltd., Marathon Gold Corporation

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	DSUs #
Board	9/9	458,771	325,000	510,321
Audit	5/5
Corporate Governance & Nominating	7/7

Trilogy Metals Inc. Management Information Circular 2024

Diana Walters

Ms. Walters has more than 35 years of experience in the natural resources sector, as a private equity investor, investment banker, CFO, board member and in other roles within the sector. Ms. Walters serves as a Senior Advisor to Independence Point Advisors, LLC a company that provides financial and strategic advisory services to company boards and senior management. She served as the President of Liberty Metals & Mining Holdings, LLC, and as a member of senior management of Liberty Mutual Asset Management from January 2010 to September 2014. She was a Managing Partner of Eland Capital, LLC, a natural resources advisory firm founded by her, from 2007 to 2010. Ms. Walters has extensive investment experience with both debt and equity through various leadership roles at Credit Suisse, HSBC and other firms. She also served previously as Chief Financial Officer of Tatham Offshore Inc., an independent oil and gas company with assets in the Gulf of Mexico. Ms. Walters graduated with Honors from the University of Texas at Austin with a B.A. in Plan II Liberal Arts and an M.A. in Energy and Mineral Resources.

Principal Occupation During Past Five Years: Senior Advisor to Independence Point Advisors, LLC (commenced in 2022), Manager and Founder of Amichel LLC (2019 to present) and Manager and Founder of 575 Grant LLC (2014 – 2019).

The Board has determined that Ms. Walters should serve as a director due to her knowledge and experience of corporate finance and the mining sector.

Areas of experience include: finance, accounting, mergers and acquisitions, compensation, corporate governance, ESG, corporate diversity and the mining industry.

Diverse on the basis of gender.

Directorships Held During Past Five Years

Current: Platinum Group Metals Ltd., Atmos Energy Corporation

Non-current: Alta Mesa Resources, Inc.

Board / Committee Membership	Overall Attendance 100%	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #	DSUs #
Board	9/9	51,302	325,000	100,000	424,887
Audit	5/5
Corporate Governance and Nominating	7/7

Trilogy Metals Inc. Management Information Circular 2024

Elaine Sanders, CPA, CA, CPA (Illinois)

Ms. Sanders is the Chief Financial Officer and Corporate Secretary of the Company and was Vice President, Chief Financial Officer and Corporate Secretary of NOVAGOLD previously. She brings over 25 years of experience in audit, finance and accounting with public and private companies. She has been involved with numerous financings and acquisitions, and has listed companies on both the TSX and NYSE American. Ms. Sanders is responsible for all aspects of financial reporting, compliance and corporate governance of the Company. She holds a Bachelor of Commerce degree from the University of Alberta, and is a Chartered Professional Accountant and a Certified Public Accountant.

Principal Occupation During Past Five Years: Chief Financial Officer and Corporate Secretary of the Company (2012–present)

Areas of experience include: finance, securities compliance, senior officer and corporate governance.

Diverse on the basis of gender and ethnicity.

Directorships Held During Past Five Years

Current: None

Non-current: Alexco Resource Corp.

Board / Committee Membership	Overall Attendance N/A	Securities Held
	Regular Meeting	Common Shares #	Stock Options #	RSUs #
N/A	N/A	2,754,248	2,125,000	533,335

Meetings of the Board and Board Member Attendance at Annual Meeting

Since December 1, 2022, the beginning of the Company’s most recently completed financial year to March 1, 2024, the Board held nine meetings. All of the incumbent directors attended 100% of the aggregate total number of Board meetings and meetings of the committees on which he or she serves. Certain directors have also attended meetings of the committees where they are not a member and attended as guests.

Board members are not required to attend the Meeting.

Cease Trade Order, Bankruptcy, Penalties and Sanctions

No proposed director of the Company or executive director is, as of the date hereof or was within 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Trilogy Metals Inc. Management Information Circular 2024

Except as disclosed below, no proposed director or executive officer of the Company:

(a)	is, as of the date hereof or was within 10 years before the date hereof, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)	has, within 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

James Gowans was a director of Gedex Systems Inc. (“Gedex”), a company based in Mississauga, Ontario. On August 9, 2019, Gedex filed a notice of application in the Ontario Superior Court of Justice (the “Court”) under the Companies’ Creditors Arrangement Act (the “CCAA”) requesting an order approving a sale and investor solicitation process (“SISP”) in respect of the property, assets and undertakings of Gedex. The notice of application also sought an order appointing Zeifman Partners Inc. (“Zeifman”) as monitor in the proceedings (in such capacity, the “Monitor”). On August 12, 2019, the Court made an order authorizing and approving, among other things, the commencement of the SISP and a stay of proceedings until September 11, 2019. On the same date, the Court made an additional order granting Gedex protection from its creditors pursuant to the CCAA and appointing Zeifman as the Monitor of Gedex. On August 28, 2019, the first report of the Monitor was issued and, on September 3, 2019, the Court issued a further order granting, among other things, an extension of the stay period until December 10, 2019. On December 5, 2019, the Court certified that all matters to be attended to in connection with these CCAA proceedings have been completed and Zeifman filed its discharge notice on December 23, 2019, terminating the CCAA proceedings.

Diana Walters was a director of Alta Mesa Resources, Inc. ("Alta") and certain of its subsidiaries. On September 11, 2019, Alta, Alta Mesa Holdings, LP and certain of Alta's subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11") in the U.S. Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court"). On January 12, 2020, additional subsidiaries of Alta filed voluntary petitions for reorganization under Chapter 11 in the Bankruptcy Court. The Bankruptcy Court held a hearing to consider the reorganization on May 27, 2020 and the reorganization was consummated on June 8, 2020.

William Hensley was a director of Andover Mining Corp. ("Andover") from 2011 to 2015. On August 22, 2013, Andover filed a Notice of Intention to make a proposal with the Office of the Superintendent of Bankruptcy (Canada) in accordance with the Bankruptcy and Insolvency Act (Canada). After a number of extensions granted by the Supreme Court of British Columbia, Andover filed a proposal with its creditors on January 22, 2014 (the “Proposal”) and Abakhan & Associates Inc. (“AAI”) was named as trustee in the Proposal. On February 12, 2014, the Proposal failed due to not receiving the requisite creditor approval. As a result, Andover was deemed bankrupt and Grant Thornton Limited (“Grant Thornton”) was concurrently substituted for AAI as trustee in the bankruptcy. On March 16, 2015 Grant Thornton completed the sale of Andover’s material assets.

Janice Stairs is a director of Gatos Silver, Inc. (“Gatos”). On March 18, 2022 Gatos announced the delay in the filing of its annual report on Form 10-K for the year ended December 31, 2021 and the CEO and CFO certificates relating to the annual filings beyond the prescribed deadline. On May 13, 2022, August 5, 2022 and November 11, 2022, Gatos announced the delay in the filing of its interim financial filings on Form 10-Q and the CEO and CFO certificates relating to the quarterly filings beyond the prescribed deadline, for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022 respectively. Gatos applied to the applicable Canadian securities regulatory authorities for a management cease trade order which was granted on April 1, 2022, and subsequently further management cease trade orders were granted on April 12, 2022 and July 7, 2022. Gatos satisfied the provisions of the alternative information guidelines in accordance with Canadian securities regulatory instrument, National Policy 12-203 – Management Cease Trade Orders, by issuing bi-weekly status reports in the form of news releases and subsequently brought all of its delayed filings current. Effective July 4, 2023, the applicable Canadian securities regulatory authorities fully revoked the management cease trade orders previously granted on April 1, 2022, April 12, 2022 and July 7, 2022.

Trilogy Metals Inc. Management Information Circular 2024

No proposed director of the Company has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Family and Certain Other Relationships

There are no family relationships among the members of the Board, proposed directors or the members of senior management of our Company. There are no arrangements or understandings with major Shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected or any proposed director to be elected.

Interest of Certain Persons or Companies in Matters to be Acted Upon

Except as described in this Circular, no (i) person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year, (ii) proposed nominee for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

Independence of Directors

The Board has determined that the following directors qualify as independent, including any additional committee independence requirements, under the applicable standards of the NYSE American, SEC rules and National Instrument 52-110 – Audit Committees: Messrs. Gowans, Hayden, Hensley, Lang, and Mmes. Stairs and Walters. Tony Giardini does not presently qualify as independent as he is currently the President and Chief Executive Officer of the Company.

Delinquent Section 16(a) Reports

Tony Giardini filed a Form 4 one day late reporting one transaction of the acquisition of 181,818 common shares in the Company’s private placement in April 2023.

Trilogy Metals Inc. Management Information Circular 2024

STATEMENT OF EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes and explains the significant elements of the Company’s executive compensation program for the 2023 fiscal year to attract and incentivize the Company’s Named Executive Officers (or “NEOs”).

The Company’s current NEOs are:

•	Mr. Tony Giardini, President and CEO; and

•	Ms. Elaine Sanders, Vice President and CFO.

Objectives of Compensation Program

The objectives of the Company’s compensation program are to attract, retain and incentivize highly qualified executive officers with the talent and experience necessary for the success of the Company. The Company’s compensation program is designed to recruit and retain key individuals and reward individuals with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly.

The Compensation Committee evaluates each executive officer position to establish and enumerate skill requirements and levels of responsibility. The Compensation Committee, after referring to market information recommends compensation for the executive officers. The Compensation Committee had routinely engaged an outside compensation advisor, Roger Gurr & Associates (the “Compensation Consultant”), to review the market information and complete an analysis on an annual basis but did not do so for the fiscal years ended November 30, 2022 and 2023 in efforts to conserve cash. Instead, the Compensation Committee performed an assessment by reviewing the peer comparator group of mining companies, reviewing and confirming the compensation strategy and reviewing compensation data of the peer comparators. Similar to prior years, the CEO made a recommendation to the Compensation Committee regarding base salary increases, annual incentives and long-term incentives for executive officers other than the CEO. These recommendations are based on the individual’s salary in relation to guidepost, their actual individual and company performance and overall market conditions. Management utilized compensation surveys prepared for the mining sector to assist with their recommendations. The Compensation Committee held an in-camera meeting to review these recommendations and then puts forward their recommendation to the Board for approval.

Executive Compensation Policies and Programs

In establishing compensation objectives for executive officers, the Compensation Committee seeks to accomplish the following goals:

•	incentivize executives to achieve important corporate and personal performance objectives and reward them when such objectives are met;

•	recruit and subsequently retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions at Peer Group (as defined below) companies; and

•	align the interests of executive officers with the long-term interests of Shareholders through participation in the Company’s stock-based compensation plans.

Currently, the Company’s executive compensation package consists of the following principal components: base salary, annual incentive bonus, various health plan benefits, registered retirement savings plan (“RRSP”) matching for Canadian NEOs, and long-term incentives in the form of stock options and restricted share units.

Trilogy Metals Inc. Management Information Circular 2024

The following table summarizes the different elements of the Company’s total compensation package.

COMPENSATION ELEMENT	OBJECTIVE	KEY FEATURE
Base Salary	Provide a fixed level of cash compensation for performing day- to-day responsibilities.	Actual increases are based on individual performance or market conditions.
Annual Incentive Plan	Reward for short-term performance against corporate, and individual goals.	Actual payout depends on performance against corporate and individual goals. Minimum Company performance needs to be met before a payout occurs.
Stock Options	Align management interests with those of Shareholders, encourage retention and reward long-term Company performance.	Stock option grants generally vest over 2 years, with one-third vesting on the date of grant and one-third on each of the first and second anniversaries of the date of grant. Stock option grants generally have a 5-year life.
Restricted Share Units	Align management interests with those of Shareholders, encourage retention and reward long-term Company performance.	RSU grants generally vest over a period of 2 years with one-third of the RSUs vesting on the date of grant and one-third on each of the first and second anniversaries of the date of grant.
Retirement Plans: RRSP (Canadian employees)	Provide retirement savings.	RRSP – Company matches 100% of the employee’s contribution up to 5% of base salary.
Health Plan Benefits	Provide security to employees and their dependents pertaining to health and welfare risks.	Coverage includes medical and dental benefits, short- and long-term disability insurance, life insurance and employee assistance plan.

Annual Compensation Decision-Making Process

Each year, the executive team establishes goals and initiatives for the upcoming year that include key priorities. The CEO presents these goals and initiatives to the Board for approval. Similarly, the CEO and the Chair of the Compensation Committee work together to establish goals for the CEO for the upcoming fiscal year and the CEO follows a process similar to the other NEOs.

Performance relative to these goals is reviewed at year-end and performance ratings are determined for the Company by the Board, for the CEO by the Compensation Committee and for each of the other NEOs by the CEO. These performance ratings are used in making decisions and calculations related to base salary increases, annual incentive payouts and stock-based grants.

The Board can exercise discretion in determining the appropriate performance rating for the Company and executive officers based on their evaluation of performance against goals set at the beginning of the year.

The Compensation Committee makes a recommendation to the Board regarding the CEO’s base salary, annual incentive payout and stock-based grant. The Compensation Committee also reviews the performance and compensation recommendations for the NEOs by the CEO and makes the final determination regarding the same. In 2023, the Compensation Committee reviewed the performance of both the CEO and CFO and made a recommendation to the Board taking in consideration market conditions.

Trilogy Metals Inc. Management Information Circular 2024

Advisory Vote on Executive Compensation

The Company previously conducted an advisory vote on executive compensation, commonly referred to as a “Say on Pay” proposal in 2023. Of the votes cast, approximately 96% of the Shareholders voted in favour of a non-binding resolution approving the compensation of the Company’s NEOs. The Compensation Committee took this vote result into account when reviewing compensation for our executive officers. The Shareholders voted in 2022 on the frequency of Shareholder approval of the compensation of the Company’s NEOs. Of the votes cast, approximately 81% of the Shareholders voted for the Company to conduct the “Say on Pay” proposal every year.

The Company is asking you pursuant to this Circular to consider and, if deemed advisable, pass a non-binding resolution to approve or not approve, on an advisory basis, the compensation of the Company’s NEOs. The Company recommends voting FOR the advisory vote on executive compensation at the Meeting. See the “Matters to be Acted Upon at the Meeting – Non-Binding Advisory Vote on Executive Compensation”.

Risk Assessment of Compensation Policies and Practices

Annually, the Compensation Committee conducts a risk assessment of the Company’s compensation policies and practices as they apply to all employees, including all executive officers. The design features and performance metrics of the Company’s cash and stock-based incentive programs along with the approval mechanisms associated with each were evaluated to determine whether any of these policies and practices would create risks that are reasonably likely to have a material adverse effect on the Company.

As part of the review, the following characteristics of the Company’s compensation policies and practices were noted as being characteristics that the Company believes reduce the likelihood of risk-taking by the Company’s employees, including the Company’s officers and non-officers:

•	The Company’s compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives, including RSUs and stock options.

•	The Compensation Committee, under its charter (which is available on the Company’s website at www.trilogymetals.com), has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged the Compensation Consultant. The Compensation Consultant assists the Compensation Committee in reviewing executive compensation and provides advice to the Compensation Committee on an as needed basis.

•	The annual incentive program for the executive management team, which includes each of the NEOs, is approved by the Board. Individual payouts are based on a combination of financial metrics as well as qualitative and discretionary factors.

•	Stock-based awards are all recommended by the Compensation Committee and approved by the Board.

•	The Board approves the compensation for the President and CEO based upon a recommendation by the Compensation Committee comprised of all independent directors.

•	A “Say on Pay” proposal is put before the Shareholders every year.

•	The nature of the business in which the Company operates requires some level of risk taking to achieve reserves and development of mining operations in the best interest of all stakeholders. Consequently, the executive compensation policies and practices have been designed to encourage actions and behaviours directed towards increasing long term value while modifying and limiting incentives that promote excessive risk taking.

Based on this assessment, it was concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

NEOs and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Trilogy Metals Inc. Management Information Circular 2024

Peer Group

The Company retains the Compensation Consultant to assist the Compensation Committee in determining compensation levels for each of the three main components for the Company’s directors and NEOs. The Compensation Consultant’s work encompasses a review of the Company’s executive compensation philosophies against a comparable peer group of mining companies using the publicly available filings of peer companies.

A compensation comparator group of mining companies has been developed using the following ideal criteria:

•	head office in North America;

•	exploration/development phase;

•	market cap between CAD $175 - $700 million;

•	projects focused in North America (or low risk jurisdictions);

•	common shares listed on US and/or Canadian stock exchange; and

•	stand-alone company with full-time executives in leadership roles.

The Company considers the above selection criteria to be relevant because the criteria reflect the types of companies and the market in which the Company primarily competes for talent.

Based upon considerations of company size, stage of development and operating jurisdictions, the following peer comparators were selected.

Arizona Metals Corp.	Perpetua Resources Corp.
Arizona Sonoran Copper Company	Victoria Gold Corp.
Excelsior Mining Corp.	Western Copper and Gold
Nevada Copper Corp.

(collectively, the “Peer Group”)

Compensation Elements

After compiling information based on salaries, bonuses and other types of cash and equity-based compensation programs obtained from the public disclosure records of the Peer Group, the Compensation Consultant reported its findings to the Compensation Committee. The Compensation Consultant made recommendations to the Compensation Committee regarding compensation targets for NEOs. No changes were made to the compensation targets for the NEOs during the 2023 fiscal year.

Base Salary

Salaries for executive officers are determined by evaluating the responsibilities inherent in the position held and the individual’s experience and past performance, as well as by reference to the competitive marketplace for management talent at other Peer Group companies. The Compensation Committee refers to market information publicly available and information provided by the Compensation Consultant.

The Compensation Consultant matched the executive officers to those individuals performing similar functions at the Peer Group companies. Each of the CEO’s and CFO’s base salary is targeted between the median and top quartile of the Peer Group. The Company targets base salaries above the median to assist in attracting and retaining the key people that the Company needs to be successful.

Individual performance is evaluated based on goals and initiatives set at the beginning of the year. Management determines a salary increase budget for each year based on market data from consulting companies and considering the Company’s financial resources. Using this budget and taking into account individual performance and the individual’s position in his or her salary band, management may recommend an increase for one or all NEOs. The Compensation Committee makes a recommendation for any base salary increase, also taking into account the budget set and individual performance.

Trilogy Metals Inc. Management Information Circular 2024

Base Salary for 2024

As a result of the compensation review conducted in 2023, the Compensation Committee recommended, and the Board approved base no salary increases for 2024 for the NEOs of the Company due mainly to market conditions.

Name	Title	2024 Base Salary	2023 Base Salary	% Change
Tony Giardini	President & CEO	C$520,000	C$520,000	0%
Elaine Sanders	VP & CFO	C$344,760	C$344,760	0%

Annual Incentive Plan

At the end of each fiscal year, the Compensation Committee reviews actual performance against the objectives set by the Company and the NEOs for such fiscal year. The assessment of whether the Company’s objectives for the year have been met includes, but is not limited to, considering the quality and measured progress of the Company’s exploration projects, raising of capital, strategic opportunities, corporate alliances and similar achievements. The following goals and performance objectives were considered prior to determining the annual incentive awards for the NEOs.

Goal	Performance Objectives	Weighting	Achievement
Joint Venture Oversight

Constant communication with the Ambler Metals team

Monitor activities with AIDEA and the access road

Board and technical committee meeting preparation and oversight

Continue developing the exploration strategy for UKMP with South32

Review major engineering decisions for the Arctic mine and work with South32 on their stage gate for Arctic

Ensure Arctic mine permitting has started

Review financial results compared with budget, monitor cash position

Monitor communication from the JV to NANA and Doyon villages and other stakeholders

Work with Ambler Metals and South32 on the AAP draft SEIS and final SEIS

Note 1:Trilogy and South32 decided to restructure the JV in the fall of 2023 and additional work, including providing direct services to the JV, not originally contemplated was undertaken as a result and considered when determining the score.

		25	20 Note 1
Stakeholder Engagement	Regular communication with NANA, AIDEA, NWAB, Doyon Insight into community activities and communication with Arctic permitting	15	15
Exploration Opportunities	Agreements and opportunities with NANA and Doyon Continue to review other opportunities within Alaska	5	5
Investor Relations and Marketing	Outreach to analysts to maintain communications Communication with existing shareholders Outreach to new institutional shareholders / investor conferences Outreach to new retail shareholders / investor conferences Effective communication strategy and update marketing materials as necessary Attend investor conferences either in person or virtual	15	15 Note 1
Corporate Development	Maintain corporate dataroom Maintain working cash flow model for the Arctic project Investigate financing options for the Arctic project, engage a third party advisor Education of Trilogy assets to other corporates Consider engaging banker to look at other opportunities	15	15
Delivering Value	Total shareholder returns against compensation comparator group and basket of copper companies Update strategic planning sessions for the board Assist with compliance for board governance News flow schedule created and managed	10	5
Head Office Operations	Maintain stock exchange requirements Ensure filings are timely and accurate Ensure back office functions are operating effectively Review of internal controls and SOX 404 certifications Communicate and coordinate any legal reviews of filing documents Ensure payroll is timely and accurate Ensure all insider activity is monitored and reported Effective management of board and committee meetings and scheduling	5	5
Liquidity	Actual costs within budget of 10% Maintain ability to financing by ensuring filings are up to date Negotiate and close a cost-effective financing for a minimum of $3 million	10	10
Total		100	90

Trilogy Metals Inc. Management Information Circular 2024

A minimum corporate performance needs to be met prior to any payout.

Annual Incentive Payout for Fiscal 2023

Discretionary bonuses were paid out to the Company’s NEOs in 2023. The Compensation Committee considered corporate performance and the contributions of the Company’s NEOs along with corporate cash preservation considerations and determined a bonus paid out in equity would be awarded for the successful completion of the 2023 corporate goals.

The following table outlines the results of the annual incentive calculation for 2023.

name	Target	2023 Annual Incentive payout RSU Number	2023 Annual Incentive payout RSU Value
Tony Giardini(1)	100% of base salary	810,850	C$478,400
Elaine Sanders(2)	70% of base salary	380,410	C$224,440

(1)	2023 Annual Incentive Payout consisted of the issuance of 810,850 RSUs that vested immediately on the grant date of December 7, 2023. RSU Value based on the stock price of C$0.59 per share.

(2)	2023 Annual Incentive Payout consisted of the issuance of 380,410 RSUs that vested immediately on the grant date of December 7, 2023. RSU Value based on the stock price of C$0.59 per share.

Stock-Based Incentive Plans

Stock-based grants are generally awarded to executive officers at the commencement of their employment and periodically thereafter. For annual grants, stock options and/or RSUs are granted based on a review of prior year grants and peer group grants and executive and company performance. The purpose of granting stock options and/or RSUs is to assist the Company in compensating, attracting, retaining and motivating directors, officers, employees and consultants of the Company and to closely align the personal interests of such persons to that of the Shareholders. These equity vehicles were chosen because the Company believes that these vehicles best incentivize the team to focus their efforts on increasing shareholder value.

Trilogy Metals Inc. Management Information Circular 2024

Stock-Based Grants in Fiscal 2023

On December 8, 2022, the Board also approved an annual grant for the Company’s NEOs for 2023 of a total of 1,700,000 stock options at an exercise price of C$0.78 and were fair valued at C$0.37 per option, and 1,700,000 RSUs valued at C$0.78 per share. The stock options and RSUs vest equally in thirds on the grant date, the first anniversary of the grant date, and the second anniversary of the grant date. This grant of stock options and RSUs to the NEOs in 2023 represents approximately 2.1% of the total Common Shares currently issued and outstanding as of March 1, 2024.

The following table outlines details of the fiscal 2023 stock option grants.

Name	Grant Date	Stock Option Grant #/Value	RSU Grant #/Value
Tony Giardini	December 8, 2022	1,200,000/C$444,000	1,200,000/C$936,000
Elaine Sanders	December 8, 2022	500,000/C$185,000	500,000/C$390,000

Retirement Plans

The purpose of the Company’s retirement plans is to assist eligible employees with accumulating capital toward their retirement. The Company has an RRSP plan for Canadian employees whereby employees are able to contribute up to 5% of their base salary and receive a 100% Company match up to the annual RRSP contribution limit as established by the Government of Canada.

Benefits

The Company’s benefit programs provide employees with health and wellness benefits. The programs consist of health and dental benefits, life insurance, disability insurance, accidental death and dismemberment insurance, and an employee assistance plan.

Compensation Governance

The Compensation Committee is a standing committee of the Board and is appointed by and reports to the Board, with a mandate to assist the Board in fulfilling its oversight responsibilities related to:

•	ensuring that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of senior executives including the annual receipt of the CEO’s current recommendation;

•	developing and maintaining a position description for the CEO and assessing the performance of the CEO against the CEO’s position description, goals and objectives;

•	reviewing and recommending for approval by the Board, the annual salary, bonus and other benefits, direct and indirect, including corporate goals and objectives, of the CEO;

•	reviewing and recommending to the Board the frequency with which the Company will conduct a Shareholder advisory vote on executive compensation and to review the results of any votes on executive compensation and consider recommendations and changes to the Company’s compensation policies;

•	making recommendations to the Board on compensation policies and guidelines for the Company and overseeing the implementation and administration of compensation policies and programs concerning executive compensation, contracts, stock plans or other incentive plans and proposed personnel changes involving officers reporting to the CEO;

Trilogy Metals Inc. Management Information Circular 2024

•	approving compensation, incentive plans and equity-based plans for all other key employees; and

•	reviewing the adequacy and form of the compensation of directors.

The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee as it considers appropriate.

The Terms of Reference of the Compensation Committee are available at www.trilogymetals.com. More information regarding the responsibilities and operations of the Compensation Committee and the process by which compensation is determined is discussed elsewhere in this “Statement on Executive Compensation” and below under the heading “Directors’ Compensation”.

For the year ended November 30, 2023, the Compensation Committee consisted of three independent directors: Mr. Gowans, Mr. Hayden, and Mr. Hensley. Mr. Gowans is the Chair of the Compensation Committee. All of the members of the Compensation Committee are currently non-executive directors of the Company and satisfy the applicable independence standards of the NYSE American. The Compensation Committee met four times in the year ended November 30, 2023.

Mr. Gowans has experience in working with compensation consultants to assist with director and executive compensation in his various roles throughout the years and was directly involved with all aspects of compensation as Vice President, Human Resources for Placer Dome Inc.

Compensation Committee’s Relationship with its Independent Compensation Consultant

The Compensation Committee had in the past engaged a Compensation Consultant to provide specific support to the Compensation Committee in determining compensation for the Company’s officers and directors, including during the most recently completed fiscal year. Such analysis and advice from the Compensation Consultant includes, but is not limited to, executive compensation policy (for example, the choice of companies to include in the Peer Group and compensation philosophy), total compensation benchmarking for the NEOs, and incentive plan design. In addition, this support in the past has consisted of (i) the provision of general market observations throughout the year with respect to market trends and issues; (ii) the provision of benchmark market data; and (iii) attendance at a Compensation Committee meeting to review market trends and issues and market analysis findings.

In 2023, the Company did not use a Compensation Consultant to preserve cash and therefore there were no fees paid to the Compensation Consultant for the services provided during the fiscal year.

Employment Agreements

The Company has entered into employment agreements with each of the NEOs to address many issues important in the employer-employee relationship including:

•	term of employment;

•	amount of compensation and benefits such as vacation or health plan;

•	the duties, tasks and responsibilities expected of the employee;

•	termination provisions including in the event of a change of control;

•	confidentiality of information to prevent employees from disclosing to others any confidential information after employment ends;

•	non-solicitation restrictions to prevent the employee from attempting to solicit other employees; and

•	any other issues specific to the employment situation.

Trilogy Metals Inc. Management Information Circular 2024

Tony Giardini

Mr. Giardini was employed by the Company as President and CEO pursuant to an employment contract with the Company effective June 1, 2020. Pursuant to the terms of his employment contract, Mr. Giardini is entitled to an annual salary of C$500,000 commencing October 1, 2020. For the period of June 1, 2020 to September 30, 2020, in lieu of salary, Mr. Giardini was granted 170,000 options with an exercise price of C$2.62 to purchase Common Shares vesting on September 30, 2020. Mr. Giardini’s salary will be reviewed annually by the Compensation Committee in consultation with Mr. Giardini and may be adjusted based on his performance and the performance of the Company, provided, however, that in no event would the salary be less than the salary payable in the previous fiscal year. Pursuant to the terms of his employment contract and in recognition of his appointment, Mr. Giardini received 1,600,000 options with an exercise price of C$2.62 to purchase Common Shares on June 1, 2020 with the options vesting equally in thirds on the grant date, the first anniversary of the grant date, and the second anniversary of the grant date. All stock options are subject to, and will be made in accordance with, the guidelines of the Toronto Stock Exchange and the Equity Incentive Plan. For the fiscal year ended November 30, 2023, Mr. Giardini was entitled to an annual salary of C$520,000.

Mr. Giardini’s employment contract also provided for reimbursement of expenses, directors’ and officers’ liability insurance appropriate to the nature of his responsibilities under the employment contract, vacation days subject to advance approval of the Board, and group life, long-term disability, extended medical and dental insurance coverage.

Elaine Sanders

Pursuant to an employment contract with the Company effective November 13, 2012, Ms. Sanders is employed by the Company as Vice President and CFO. For the fiscal year ended November 30, 2023, Ms. Sanders was entitled to an annual salary of C$344,760.

Termination of Employment or Change of Control

The following termination clauses are in effect under Mr. Giardini’s and Ms. Sanders’ employment contracts.

Tony Giardini

In the event of a change of control, the Company shall continue to employ Mr. Giardini and Mr. Giardini shall continue to serve the Company in the same capacity and shall have the same authority, responsibilities and status that he had immediately prior to the change of control, subject to the Company’s right to terminate the Mr. Giardini’s employment upon payment of severance.

Notwithstanding the foregoing, if within the 12 month period immediately following a change of control, Mr. Giardini advises the Company in writing within 90 days of the date Mr. Giardini becomes aware of certain changes to the terms of employment after a change of control (and the Company has not cured the condition within 30 days from receipt of such notice), Mr. Giardini’s employment with the Company will be deemed to be terminated. Deemed termination upon a change of control has occurred if (i) there is a material change (other than a promotion) in Mr. Giardini’s position, duties, responsibilities, title or office in effect immediately prior to any change of control; (ii) a material reduction in the Mr. Giardini’s base salary in effect immediately prior to any change of control; or (iii) any material breach by the Company of any material provision of the employment agreement.

If Mr. Giardini’s employment with the Company is deemed to be terminated, the Company is required to pay Mr. Giardini a lump sum payment equal to eighteen months of Mr. Giardini’s annual base salary plus 1.5 times Mr. Giardini’s annual incentive earned in the previous fiscal year pursuant to the Company’s annual incentive program (the “Giardini Severance Payment”).

A change of control means any of the following:

•	at least 50% in fair market value of all the assets of the Company are sold;

Trilogy Metals Inc. Management Information Circular 2024

•	a direct or indirect acquisition by a person or group of persons of the voting shares of the Company constitutes 40% or more of the outstanding voting shares of the Company;

•	a majority of the then-incumbent Board of Directors’ nominees for election to the Board of the Company are not elected at any annual or special meeting of the Shareholders; or

•	the Company is merged, consolidated or reorganized into or with another entity and as a result of such business combination, more than 40% of the voting shares of such body immediately after such transaction are beneficially held in aggregate by a person or corporate body that beneficially held less than 40% of the voting shares of the Company immediately prior to such transaction.

If the employment contract is terminated by Mr. Giardini upon a material breach by the Company, or terminated by the Company for reasons other than just cause, death, or extended inability to perform Mr. Giardini’s duties under the employment agreement, the Company is obliged to pay to Mr. Giardini the Giardini Severance Payment. An estimate of the Giardini Severance Payment based on current salary and prior year’s earned annual incentive is C$1,497,600.

The Company is also required to maintain group insurance benefits for Mr. Giardini for a period of 12 months after termination in the circumstances described above or pay to the executive an amount equal to the present value of the Company’s cost of providing such benefits.

If the employment agreement is terminated as a result of Mr. Giardini’s death or permanent or extended inability to perform Mr. Giardini ‘s duties under the employment agreement, the Company is obligated to pay an amount equal to all accrued and unpaid salary as of the date of termination and a lump sum payment equal to the Mr. Giardini’s annual salary at the time of termination.

Other than as set out above, there are no other termination clauses or change of control benefits in the employment agreements, or any other contract, agreement, plan or arrangement entered into with Mr. Giardini.

Mr. Giardini’s contract continues indefinitely, unless and until terminated in accordance with the terms of his employment agreement.

Elaine Sanders

In the event of a change of control of the Company, the Company shall continue to employ Ms. Sanders and Ms. Sanders shall continue to serve the Company in the same capacity and shall have the same authority, responsibilities and status that she had immediately prior to the change of control, subject to the Company’s right to terminate the Ms. Sanders’ employment upon payment of severance.

Notwithstanding the foregoing, if within the 12-month period immediately following a change in control, Ms. Sanders advises the Company in writing within 90 days of the date Ms. Sanders becomes aware of certain changes to the terms of employment after a change of control (and the Company has not cured the condition within 30 days from receipt of such notice), Ms. Sanders’ employment with the Company will be deemed to be terminated. Deemed termination upon a change of control has occurred if (i) there is a material change (other than a promotion) in Ms. Sanders’ position, duties, responsibilities, title or office in effect immediately prior to any change of control; (ii) a material reduction in the Ms. Sanders’ base salary in effect immediately prior to any change of control; or (iii) any material breach by the Company of any material provision of the employment agreement.

If Ms. Sanders’ employment with the Company is deemed to be terminated, the Company is required to pay Ms. Sanders a lump sum payment equal to the Ms. Sanders’ annual base salary at the time of termination plus Ms. Sanders’ annual incentive earned in the previous fiscal year pursuant to the Company’s annual incentive program, multiplied by two (the “Sanders Severance Payment”).

A change of control means any of the following:

•	at least 50% in fair market value of all the assets of the Company are sold;

Trilogy Metals Inc. Management Information Circular 2024

•	a direct or indirect acquisition by a person or group of persons of the voting shares of the Company constitutes 40% or more of the outstanding voting shares of the Company;

•	a majority of the then-incumbent Board of Directors’ nominees for election to the Board are not elected at any annual or special meeting of the Shareholders; or

•	the Company is merged, consolidated or reorganized into or with another entity and as a result of such business combination, more than 40% of the voting shares of such body immediately after such transaction are beneficially held in aggregate by a person or corporate body that beneficially held less than 40% of the voting shares of the Company immediately prior to such transaction.

If the employment contract is terminated by Ms. Sanders upon a material breach by the Company, or terminated by the Company for reasons other than just cause, death, or extended inability to perform Ms. Sanders’ duties under the employment agreement, the Company is obliged to pay to Ms. Sanders the Sanders Severance Payment. An estimate of the Sanders Severance Payment based on current salary and prior year’s earned annual incentive is C$1,138,400.

The Company is also required to maintain group insurance benefits for Ms. Sanders for a period of 12 months after termination in the circumstances described above or pay to the executive an amount equal to the present value of the Company’s cost of providing such benefits.

If the employment agreement is terminated as a result of the Ms. Sanders’ permanent or extended inability to perform the Ms. Sanders’ duties under the employment agreement, the Company is obligated to pay an amount equal to all accrued and unpaid salary as of the date of termination and a lump sum payment equal to the Ms. Sanders’ annual salary at the time of termination.

Other than as set out above, there are no other termination clauses or change of control benefits in the employment agreements, or any other contract, agreement, plan or arrangement entered into with Ms. Sanders.

Ms. Sanders’ contract continues indefinitely, unless and until terminated in accordance with the terms of her employment agreement.

Summary Compensation Table

The summary compensation tables below sets out NEO compensation information including annual salary, incentive bonuses and all other compensation earned during the fiscal year ended November 30, 2023. The 2023 fiscal year amounts have been converted to US dollars using the average exchange rate during the fiscal year ended November 30, 2023 of C$1.00 = $0.7403 US dollars. The 2022 fiscal year amounts have been converted to US dollars using the average exchange rate during the fiscal year ended November 30, 2022 of C$1.00 = $0.7729 US dollars. The 2021 fiscal year amounts have been converted to US dollars using the average exchange rate during the fiscal year ended November 30, 2021 of C$1.00 = $0.7976 US dollars.

Named Executive Officer Principal Position	Year	Salary $	Cash Bonus $	Stock Awards (1)(2) $	Option Awards (1) $	All Other Compensation $	Total $
Tony Giardini, President and Chief Executive Officer	2023	384,956(5)	-	1,041,041	324,726	83,164(6)	1,833,887
	2022	386,450	-	635,287	320,616	33,006(3)	1,375,359
	2021	398,950	51,225	333,573	946,177	11,992	1,741,917
Elaine Sanders, Vice President and Chief Financial Officer	2023	255,226	-	465,323	135,303	14,349(7)	870,201
	2022	256,216	-	369,073	160,308	14,374(4)	799,971
	2021	264,504	140,947	45,080	379,010	14,289	843,830

(1)	Amounts in respect of stock and option awards are based on the fair value of the grants as at the grant date. Option-based awards are valued using the Black-Scholes valuation model. Stock and option awards earned during the years ended November 30 include vested and unvested amounts.

Trilogy Metals Inc. Management Information Circular 2024

(2)	To calculate stock awards, the dollar value to be delivered to each NEO is calculated based the performance of the individual and Company. The Black-Scholes option valuation model is used because it provides a fair value widely accepted by the business community and is regarded as one of the best ways of determining fair prices of options. The fair value based on the Company’s historical stock prices to determine the stock’s volatility, the expected life of the option which is based on the average length of time similar option grants in the past have remained outstanding prior to exercise and the vesting period of the grant.

(3)	Other compensation for Mr. Giardini includes $11,288 of matching contributions to Mr. Giardini’s RRSP and $21,718 for payroll taxes.

(4)	Other compensation for Ms. Sanders includes $11,288 of matching contributions to Ms. Sanders’ RRSP and $3,086 for travel allowance.

(5)	Mr. Giardini’s base salary has been paid out entirely in RSUs.

(6)	Other compensation for Mr. Giardini includes $11,393 of matching contributions to Mr. Giardini’s RRSP and $71,771 for payroll taxes.

(7)	Other compensation for Ms. Sanders includes $11,393 of matching contributions to Ms. Sanders’ RRSP and $2,956 for travel allowance.

Incentive Plan Awards

2023 Grants of Plan-Based Awards

No stock option awards were re-priced in 2023. The number of stock options outstanding includes vested and unvested awards.

The following table provides updated information related to grants of RSUs to our NEOs in lieu of base salary during the fiscal year ended November 30, 2023.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options #	Exercise or Base Price of Option Awards C$/Sh	Grant Date Fair Value of Stock and Option Awards C$
Tony Giardini	12/01/2022	160,256	-	-	125,000
	03/01/2023	166,666	-	-	128,333
	06/01/2023	196,969	-	-	130,000
	09/01/2023	206,349	-	-	130,000
Elaine Sanders	12/01/2022	73,798	-	-	57,563
	09/01/2023	23,327	-	-	14,696

Trilogy Metals Inc. Management Information Circular 2024

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table provides information related to the outstanding stock option awards and stock awards held by each of our NEOs as of November 30, 2023.

Name	Option Awards						Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price C$	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested #	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tony Giardini	12/08/2022	400,000	800,000	-	0.78	12/07/2027	861,768	370,560	-	-
	12/08/2021	300,000	150,000	-	2.21	12/08/2026	-	-	-	-
	12/10/2020	1,123,500	-	-	2.52	12/09/2025	-	-	-	-
	06/01/2020	1,770,000	-	-	2.62	05/31/2025	-	-	-	-
Elaine Sanders	12/08/2022	166,666	333,334	-	14,696	12/07/2027	364,202	156,607	-	-
	12/08/2021	150,000	75,000	-	2.21	12/08/2026	-	-	-	-
	12/10/2020	450,000	-	-	2.52	12/09/2025	-	-	-	-
	12/27/2019	400,000	-	-	3.02	12/26/2024	-	-	-	-
	12/05/2018	300,000	-	-	2.94	12/04/2023	-	-	-	-

2023 Option Exercises and Stock Vested

The following table provides information regarding stock that vested and stock options that were exercised by our NEOs during fiscal 2023. Option award value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise. Stock award value is calculated by multiplying the number of vested RSUs by the market value of the underlying shares on the vesting date.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise #	Value Realized on Exercise $	Number of Shares Acquired on Vesting #	Value Realized on Vesting C$
Tony Giardini	Nil	Nil	Nil	Nil
Elaine Sanders	Nil	Nil	Nil	Nil

Pay-Verus-Performance Disclosure

	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (1) (2) (3)	Summary Compensation Table Total for Non-CEO NEOs (2)	Compensation Actually Paid to Non-CEO NEOs (1) (2) (3)	Value of initial Fixed $100 Investment Based on Total Shareholder Return	Net income in 000s
	$	$	$	$	$	$
2023	1,833,887	1,077,840	870,201	493,053	-114.00	-14,951
2022	1,375,359	198,751	799,971	242,095	-98.00	-24,257

(1) Tony Giardini was our PEO (principal executive officer) for each year presented.

(2) Elaine Sanders was on sole non-PEO NEO for each year presented.

(3) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company's NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote (4) below.

(4) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value are not applicable for the Company and accordingly are not reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are not applicable for the Company.

(5) The Peer Group TSR and Company Selected Measures disclosure is not applicable for a Smaller Reporting Company.

Trilogy Metals Inc. Management Information Circular 2024

CEO	2023 $	2022 $
Total from Summary Compensation Table (SCT)	1,833,887	1,375,359
- Value of stock awards and options from SCT	(1,365,767)	(955,903)
+ Year-end value of awards granted in fiscal year that are unvested and outstanding	512,000	105,884
+ Change in fair value of all prior year awards that are unvested and outstanding	(174,973)	(219,000)
+ Fair market value of awards granted this fiscal year and that vested in this fiscal year	684,666	536,211
+ Change in the fair value of all prior year awards that vested this fiscal year	(411,973)	(643,800)
- Prior year fair value of prior year awards that failed to vest	0	0
Compensation Actually Paid	1,077,840	198,751

Non-CEO NEO
Total from Summary Compensation Table (SCT)	870,201	799,971
- Value of stock awards and options from SCT	(600,626)	(529,381)
+ Year-end value of awards granted in fiscal year that are unvested and outstanding	213,333	52,923
+ Change in fair value of all prior year awards that are unvested and outstanding	(87,466)	(109,500)
+ Fair market value of awards granted this fiscal year and that vested in this fiscal year	303,576	258,917
+ Change in the fair value of all prior year awards that vested this fiscal year	(205,966)	(230,834)
- Prior year fair value of prior year awards that failed to vest	0	0
Compensation Actually Paid	493,053	242,095

Compensation Actually Paid Compared to TSR and Net Income

Compensation actually paid to the CEO increased from 2022 to 2023 by $879,089 or 442% due to the low compensation actually paid in 2022. Compensation actually paid to the non-CEO named executive officers increased from 2022 to 2023 by $250,958 or 104%. The Company’s cumulative TSR was -114% in 2023 and -98% in 2022. Net losses decreased from 2022 to 2023 by $9.3 million or 38%.

TSR and net income are some indicators of the company’s overall performance that may impact the value of total compensation; however, other performance measures and factors are considered in setting named executive officers’ compensation. See the Compensation Discussion and Analysis for additional information.

Nonqualified Deferred Compensation

The Company has no plans that provide for deferred compensation to its executive officers.

Trilogy Metals Inc. Management Information Circular 2024

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company has adopted an Equity Incentive Plan, a RSU Plan, a DSU Plan and the Ambler Metals Equity Plan (as defined below). The intent of these equity plans are to allow the Company to provide a flexible mix of compensation components to attract, retain, and motivate the performance of the participants in alignment with the success of the Company and its Shareholders, to encourage share ownership by executives and directors, and to preserve cash where possible. The Company feels that DSUs align directors’ interests to Shareholders more effectively than other equity programs. These equity plans assist to further align the interests of executives and directors with the long-term interests of Shareholders.

Equity Compensation Plan Information as of November 30, 2023

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	16,832,246	$1.40	6,556,652
NOVAGOLD Equity compensation plans approved by security holders(1)	857	Nil	Nil
	16,833,103	$1.40	6,556,652
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	16,833,103	$1.40	6,556,652

(1)	Holders of NOVAGOLD equity compensation plans received one option or right to receive a share in Trilogy for every six options or rights held in NOVAGOLD upon the spin-out of Trilogy on April 30, 2012 by way of a Plan of Arrangement. 5,144 NOVAGOLD deferred share units remain outstanding representing a right to receive 857 Common Shares, which will settle upon certain directors retiring from NOVAGOLD’s board.

Equity Incentive Plan

Summary of the Plan

The Company currently grants equity awards under the Equity Incentive Plan for the benefit of the officers, directors, employees and consultants of the Company or any subsidiary company. The purpose of the Equity Incentive Plan is to attract, retain and motivate eligible persons and to align the interests of such persons with those of the Company’s shareholders through the incentive inherent in share ownership and by providing them an opportunity to participate in the Company’s future performance through awards of options and bonus shares.

The Company believes the Equity Incentive Plan will increase the Company’s ability to attract skilled individuals by providing them with the opportunity, through the exercise of stock options and the issuance of bonus shares to benefit from the anticipated growth of the Company. The Board has the authority to determine the directors, officers, employees and consultants to whom options or bonus shares will be granted, the number of options or bonus shares to be granted to each person and the price at which Common Shares may be purchased, subject to the terms and conditions set forth in the Equity Incentive Plan.

Trilogy Metals Inc. Management Information Circular 2024

Shareholder Approval

Pursuant to TSX Rules, Shareholders must approve all unallocated entitlements issuable pursuant to the Equity Incentive Plan every three years following its institution. Shareholders will be asked to approve all unallocated entitlements issuable pursuant to the Equity Incentive Plan at the Meeting. See “Matters to be Acted Upon at Meeting”

Eligible Participants

Awards may be granted to directors, officers, employees and consultants of the Company and its subsidiaries and affiliates. As of March 1, 2024, there were six non-employee directors, two officers and three employees eligible to participate in the Equity Incentive Plan.

The total number of Common Shares reserved for issuance in connection with Awards granted or that may be granted under the Equity Incentive Plan is 10% of the total number of issued and outstanding Common Shares.

The maximum number of shares issuable to any one person pursuant to the Equity Incentive Plan, together with any shares issuable pursuant to any other share compensation arrangement, shall not exceed 10% of the total number of outstanding shares on the date of grant. The maximum number of shares issuable to insiders pursuant to the Equity Incentive Plan, together with any shares issuable pursuant to any other share compensation arrangement, shall not, at any time, exceed 10% of the total number of outstanding Common Shares. The maximum number of shares which may be issued pursuant to the Equity Incentive Plan to insiders within a one-year period, together with any shares that may be issued pursuant to any other share compensation arrangement, shall not, at any time, exceed 10% of the total number of outstanding Common Shares.

No eligible person may be granted options under the Equity Incentive Plan for more than 15,000,000 Common Shares (subject to adjustment as provided for in the Equity Incentive Plan), in the aggregate in any calendar year, such amount representing approximately 9.39% of the total number of Common Shares outstanding as of March 1, 2024.

Exercise

Under the terms of the Equity Incentive Plan, upon vesting, options may be exercised by delivery to the Company of a written stock option exercise agreement, together with payment of the exercise price (plus any applicable taxes, including withholding obligations) for the number of shares being purchased.

Cashless Exercise

Under the terms of the Equity Incentive Plan, a “net exercise” feature allows for optionees to receive, at the discretion of the Board, the number of Common Shares having a value equal to the number of Common Shares issuable if such options were exercised multiplied by a quotient, the numerator of which is the result of the market price of one Common Share less the exercise price of one Common Share, and the denominator of which is the market price of one Common Share, without having to pay cash at the time of exercise.

Administration

The Equity Incentive Plan is to be administered by the Compensation Committee appointed by the Board of Directors. Subject to the terms of the Equity Incentive Plan, the Compensation Committee may determine, among other things, the persons to whom Awards may be granted, the number of Awards to be granted to any person, the exercise price and the schedule and dates for vesting of Awards granted. The term of the Awards granted under the Equity Incentive Plan shall be determined by the Compensation Committee, however, in no event shall an option be exercisable during a period extending more than ten years after the date of grant. In the circumstance where the end of the term falls within, or within ten business days after the end of, a “black out” or similar period imposed under any insider trading policy or similar policy of the Company, the end of the term shall be the tenth business day after the earlier of the end of such black out period or the original expiry date. In no event shall the exercise price of an Award be less than the greater of: (i) the market price, which means the volume weighted average price of the Common Shares on the TSX for the five trading days prior to the date of grant of the option; and (ii) the fair market value, which means the closing price of the Common Shares on the TSX on the last trading day prior to the date of grant of the option.

Trilogy Metals Inc. Management Information Circular 2024

Share Bonus Plan

Pursuant to the share bonus plan (the “Share Bonus Plan”), the terms of which are included as part of the Equity Incentive Plan, the Board, on the recommendation of the Compensation Committee, shall have the right, subject to the limitations set forth in the Equity Incentive Plan, to issue or reserve for issuance, for no cash consideration, to any eligible person, any number of Common Shares as a discretionary bonus of Common Shares subject to such provisos and restrictions as the Board may determine. The aggregate number of Common Shares that may be issued under the Share Bonus Plan is 1,000,000.

Change of Control

In the event of, among other things, a change of control affecting the Company, the Board of Directors will notify each awardee under the Equity Incentive Plan of the full particulars of the offer whereupon all options will become vested and may be exercised.

Cessation of Entitlement

If a Director, Officer, employee or consultant ceases to be so engaged by the Company for any reason, they will have the right to exercise any vested Award not exercised prior to such termination within the lesser of six months from the date of the termination or the expiry date of the Award, provided that the Committee retains the discretion to accelerate vesting; provided that if the termination is for just cause the right to exercise the vested Award shall terminate on the date of termination. All non-vested Awards shall terminate on the date of termination.

Incentive Stock Options

An option granted to a U.S. participant shall specify whether such option is an incentive stock option or a nonqualified stock option. The number of shares available for granting incentive stock options under the Equity Incentive Plan (an “Incentive Stock Option” or an “ISO”) shall not exceed 15,000,000. To the extent that the aggregate Fair Market Value of shares (determined as of the date of grant of the option) with respect to which Incentive Stock Options are exercisable for the first time by a U.S. participant during any calendar year exceeds US$100,000, or any limitation subsequently set forth in section 422(d) of the U.S. Internal Revenue Code (the “Code”), such excess shall be considered a nonqualified stock option. An Incentive Stock Option will terminate no later than ten years after the date of grant; provided, however, that in the case of a U. S participant who, at the time of grant, is a 10% Shareholder, such Incentive Stock Option will terminate no later than five years after the date of grant.

Amendment

The Board may, from time to time, subject to applicable law and the rules of the TSX, but without Shareholder approval, suspend, terminate, or amend the Equity Incentive Plan or any option granted thereunder for the purposes of (i) making minor or technical modifications, (ii) to correct any ambiguity, defective provisions, error or omission in the provisions of the Equity Incentive Plan, (iii) to change any vesting provisions of the options, (iv) to change the termination provisions of the options provided it does not entail an extension beyond the original expiry date of the options, (v) to add or change provisions relating to any form of financial assistance provided that would facilitate the purchase of options, (vi) to add a cashless exercise feature providing for the payment in cash or securities upon the exercise of options, (vii) subject to the restrictions below, to extend the term or reduce the exercise price of any option previously granted in accordance with Equity Incentive Plan terms, or (viii) to reduce the allocation of shares to the Share Bonus Plan issuable under the Equity Incentive Plan or; and the Board, absent prior approval of the Shareholders of Trilogy and the TSX or any regulatory body having authority over the Company, will not be entitled to: (i) increase the maximum number of Common Shares issuable by the Company pursuant to the Equity Incentive Plan; (ii) amend an option grant for an option held by an insider to effectively reduce the exercise price or extend the expiry date of such options; (iii) permit options granted under the Equity Incentive Plan to be transferable or assignable other than for normal estate settlement purposes; (iv) to make any amendment which would cause Section 162(m) of the Code to become unavailable with respect to the Equity Incentive Plan; or (v) make any change to the amendment provisions of the Equity Incentive Plan.

Trilogy Metals Inc. Management Information Circular 2024

Transferability

Awards under the Equity Incentive Plan are not transferable or assignable by the participant, otherwise then by will or operation of law.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards made under the Equity Incentive Plan. The following description applies to Awards that are subject to U.S. federal income tax. Awards granted under the Equity Incentive Plan are intended either to be exempt from, or to comply with, Code Section 409A, and will be administered accordingly. However, there is no guaranty that the Internal Revenue Service will not take a contrary position. The tax consequences described below assume that Awards will be exempt from, or will comply with, Code Section 409A. If the Awards are found not to be exempt from, or not to comply with, Code Section 409A, different and less favorable tax treatment could result, including recognition of income at the time of vesting of an Option (even if not exercised at that time) and a 20% penalty tax.

Grant of Options

The grant of an option is not expected to result in any taxable income to the recipient.

Exercise of Options

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the general rules concerning deductibility of compensation, including the limitations under Code Section 162(m). If an option is an Incentive Stock Option, its holder generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to a U.S. income tax deduction.

Disposition of Shares Acquired Upon Exercise of Options

The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Code have been satisfied.

If, as usually is the case, the Common Shares acquired upon exercise of a non-qualified stock option are a capital asset in the participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss. Provided that an optionee holds the Common Shares received upon exercise of an ISO for more than two years from the date of grant and more than one year from the date the ISO was exercised, the difference, if any, between the amount realized on a sale or other taxable disposition and the optionee’s tax basis will be long-term capital gain or loss.

Awards Under the Share Bonus Plan

If an Award is payable in Common Shares that are subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the fair market value of the Common Shares received (determined as of the first time the Common Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier).

Trilogy Metals Inc. Management Information Circular 2024

The holder’s basis for the determination of gain or loss upon the subsequent disposition of Common Shares acquired under the Share Bonus Plan will be the amount of ordinary income recognized either when the Common Shares are received or when the Common Shares are vested. The Company will generally be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code. As to other Awards granted under the Share Bonus Plan that are payable in Common Shares not subject to substantial risk of forfeiture, the holder of the Award must recognize ordinary income equal to the fair market value of the Common Shares received (determined as of the date such shares are received). The Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code.

RSU Plan

Summary of the plan

The RSU Plan is administered by the Compensation Committee of the Board. Employees, directors and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the RSU Plan. In accordance with the terms of the RSU Plan, the Company, under the authority of the Board of Directors through the Committee, will approve those employees, directors and eligible consultants who are entitled to receive RSUs and the number of RSUs to be awarded to each participant. RSUs awarded to participants are credited to them by means of an entry in a notional account in their favour on the books of the Company. Each RSU awarded conditionally entitles the participant to receive one Common Share (or the cash equivalent) upon attainment of the RSU vesting criteria.

Shareholder Approval

Pursuant to TSX Rules, Shareholders must approve all unallocated entitlements issuable pursuant to the RSU Plan every three years following its institution. Shareholders last approved all unallocated entitlements issuable pursuant to the RSU Plan in 2022.

Vesting

The vesting of RSUs is conditional upon the expiry of a time-based vesting period. The duration of the vesting period and other vesting terms applicable to the grant of the RSUs shall be determined at the time of the grant by the Compensation Committee.

Once the RSUs vest, the participant is entitled to receive the equivalent number of underlying Common Shares or cash equal to the Market Value of the equivalent number of Common Shares. The vested RSUs may be settled through the issuance of Common Shares from treasury, by the delivery of Common Shares purchased in the open market, in cash or in any combination of the foregoing (at the discretion of the Company). If settled in cash, the amount shall be equal to the number of Common Shares in respect of which the participant is entitled multiplied by the Market Value of a Common Share on the payout date. Market Value per share is defined in the RSU Plan and means, as at any date (if the Common Shares are listed and posted for trading on the TSX), the arithmetic average of the closing price of the Common Shares traded on the TSX for the five (5) trading days on which a board lot was traded immediately preceding such date. The RSUs may be settled on the payout date, which shall be the third anniversary of the date of the grant or such other date as the Compensation Committee may determine at the time of the grant, which in any event shall be no later than the expiry date for such RSUs. The expiry date of RSUs will be determined by the Committee at the time of grant. However, the maximum term for all RSUs is two years after the participant ceases to be an employee or eligible consultant of the Company. All unvested or expired RSUs are available for future grants.

Maximum Number of Common Shares Issued

RSUs may be granted in accordance with the RSU Plan provided the aggregate number of RSUs outstanding pursuant to the RSU Plan from time to time shall not exceed 3% of the number of issued and outstanding Common Shares from time to time.

Trilogy Metals Inc. Management Information Circular 2024

The RSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the RSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the RSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one-year period, will not exceed 10% of the total number of outstanding Common Shares.

Cessation of Entitlement

Unless otherwise determined by the Company in accordance with the RSU Plan, RSUs which have not vested on a participant’s termination date shall terminate and be forfeited. If a participant who is an employee ceases to be an employee as a result of termination of employment without cause, in such case, at the Company’s discretion (unless otherwise provided in the applicable grant agreement), all or a portion of such participant’s RSUs may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited RSUs are available for future grants.

Transferability

RSUs are not assignable or transferable other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall enure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers to be included in the class of transferees who may rely on a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, to sell Common Shares received pursuant to the RSU.

Amendments to the RSU Plan

The Board may, at any time and from time to time, without Shareholder approval, amend the RSU Plan or any provisions thereof in such manner as the Board, in its sole discretion, determines appropriate including, without limitation for the purposes of making formal minor or technical modifications to any of the provisions of the RSU Plan, to correct any ambiguity, defective provision, error or omission in the provisions of the RSU Plan, to change the vesting provisions of RSUs, to change the termination provisions of RSUs or the RSU Plan that does not entail an extension beyond the original expiry date of the RSU, to preserve the intended tax treatment of the benefits provided by the RSU Plan, as contemplated therein, or any amendments necessary or advisable because of any change in applicable laws; provided, however, that no such amendment of the RSU Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the RSU Plan, and Shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in (i) an increase in the maximum number of Common Shares issuable pursuant to the RSU Plan other than as already contemplated in the RSU Plan; (ii) an extension of the expiry date for RSUs granted to insiders under the RSU Plan; (iii) other types of compensation through Common Share issuance; (iv) expansion of the rights of a participant to assign RSUs beyond what is currently permitted in the RSU Plan; or (v) the addition of new categories of participants, other than as already contemplated in the RSU Plan.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to RSUs awarded under the RSU Plan. The following description applies to RSUs that are subject to U.S. federal income tax. The grant of RSUs should not result in taxable income to the Participant at the time of grant. When RSUs are paid out, the Participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the RSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation, including the limitations under Code Section 162(m). A Participant’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Participant recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

Trilogy Metals Inc. Management Information Circular 2024

DSU Plan

Summary of the Plan

The DSU Plan provides that non-executive directors may elect to receive any or all of their of their annual compensation amount, including but not limited to the annual retainer and any committee fees or chair fees, in DSUs. A DSU is a unit credited to a participant in the DSU Plan by way of a bookkeeping entry in the books of the Company, the value of which is equivalent to a Common Share. All DSUs paid with respect to Annual Compensation will be credited to the director by means of an entry in a DSU Account when such Annual Compensation is payable. The director’s DSU Account will be credited with the number of DSUs determined by dividing the dollar amount of compensation payable in DSUs on the payment date by the Share Price of a Common Share at the time. Share Price is defined in the DSU Plan and means (if the Common Shares are listed and posted for trading on the TSX) the closing price of a Common Share on the TSX averaged over the five (5) consecutive trading days immediately preceding the date of grant or the redemption date, as the case may be. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

Additionally, the Board may award such number of DSUs to a non-executive director as the Board deems advisable to provide the director with appropriate equity-based compensation for the services he or she renders to the Company. The Board shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to the director’s DSU Account. The Company and a director who receives such an additional award of DSUs shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

Generally, a participant in the DSU Plan shall be entitled to redeem his or her DSUs during the period commencing on the Termination Date and ending on the 90th day following the Termination Date, provided, however that for U.S. Eligible Participants, redemption will be made upon such Participant’s “separation from service” as defined under Internal Revenue Code Section 409A. Redemptions under the DSU Plan may be in Common Shares issued from treasury, may be purchased by the Company on the open market for delivery to the director, may be settled in cash or any combination of the foregoing.

Shareholder Approval

Pursuant to TSX Rules, Shareholders must approve all unallocated entitlements issuable pursuant to the DSU Plan every three years following its institution. Shareholders last approved all unallocated entitlements issuable pursuant to the DSU Plan in 2022.

Maximum Number of Common Shares Issued

DSUs may be granted in accordance with the DSU Plan, provided the aggregate number of DSUs outstanding pursuant to the DSU Plan from time to time does not exceed 2% of the issued and outstanding Common Shares from time to time.

The DSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the DSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the DSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding Common Shares.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any participant under the DSU Plan except by will or laws of descent and distribution.

Trilogy Metals Inc. Management Information Circular 2024

Amendments to the DSU Plan

The Board may at any time, and from time to time, and without Shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation for the purposes of making formal minor or technical modifications to any of the provisions of the DSU Plan including amendments of a “clerical” or “housekeeping” nature, to correct any ambiguity, defective provision, error or omission in the provisions of the DSU Plan, amendments to the termination provisions of the DSU Plan, amendments necessary or advisable because of any change in applicable laws, amendments to the transferability of DSUs, amendments relating to the administration of the DSU Plan, or any other amendment, fundamental or otherwise, not requiring Shareholder approval under applicable laws; provided, however, that no such amendment of the DSU Plan may be made without the consent of each affected participant in the DSU Plan if such amendment would adversely affect the rights of such affected participant(s) under the DSU Plan, and Shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment (i) to increase the maximum number of Common Shares which may be issued under the DSU Plan; (ii) to the amendment provisions of the DSU Plan; or (iii) to the definition of “Participant”.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to DSUs awarded under the DSU Plan. The following description applies to DSUs that are subject to U.S. federal income tax. The grant of DSUs and the crediting of DSUs to a Director’s DSU Account should not result in taxable income to the Director at the time of grant. When DSUs are paid out, the Director will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the DSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount. A Director’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Director recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Director’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss. To the extent that a Director’s DSUs are subject to U.S. federal income tax and to taxation under the Income Tax Act (Canada), DSUs awarded under the DSU Plan are intended to comply with Section 409A of the Internal Revenue Code and to avoid adverse tax consequences under paragraph 6801(d) of the regulations under the Income Tax Act (Canada). To that end, the DSU Plan contains certain forfeiture provisions that could apply to DSUs awarded under the DSU Plan in limited circumstances.

Ambler Metals Equity Plan

Summary of the Plan

Under the equity incentive plan for Trilogy Metals Inc. Equity Incentive Plan for Ambler Metals LLC Officers and Employees (the “Ambler Metals Equity Plan”), awards may be granted to officers and employees of Ambler Metals LLC, the Company’s 50/50 joint venture with South32 Limited, provided that the services provided by such officers and employees are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities. Approximately three officers are eligible to participate in the Ambler Metals Equity Plan.

The total number of Common Shares reserved for issuance in connection with Awards granted or that may be granted under the Ambler Metals Equity Plan is 1,500,000 Common Shares.

The maximum number of Common Shares issuable to insiders pursuant to the Ambler Metals Equity Plan, together with any Common Shares issued pursuant to any other share compensation arrangement of the Company, at any time shall not exceed (i) 10% of the total number of outstanding Common Shares on the date of grant; and (ii) 10% of the total number of outstanding Common Shares within any one-year period.

Trilogy Metals Inc. Management Information Circular 2024

The maximum number of Common Shares issuable to any one eligible person pursuant to the Ambler Metals Equity Plan, together with any Common Shares issued pursuant to any other share compensation arrangement of the Company, at any time shall not exceed 10% of the total number of outstanding Common Shares on the date of grant.

Exercise

Under the terms of the Ambler Metals Equity Plan, upon vesting, options may be exercised by delivery to the Company of a written stock option exercise agreement, together with payment of the exercise price (plus any applicable taxes, including withholding obligations) for the number of Common Shares being purchased.

Payment of Cash in Lieu of Issuing Common Shares

Under the terms of the Ambler Metals Equity Plan, the Company will, upon receipt of the written stock option exercise agreement and payment, have the option, in its sole discretion, to make a cash payment to the eligible person in lieu of issuing Common Shares. The amount of such cash payment will be equal to the market price of the underlying Common Shares on the date that the written stock option exercise agreement and payment are received.

Administration

The Ambler Metals Equity Plan is to be administered by the Compensation Committee appointed by the Board of Directors. Subject to the terms of the Ambler Metals Equity Plan, the Compensation Committee may determine, among other things, the persons to whom Awards may be granted, the number of Awards to be granted to any person, the exercise price and the schedule and dates for vesting of Awards granted. The term of the Awards granted under the Ambler Metals Equity Plan shall be determined by the Compensation Committee, however, in no event shall an option be exercisable during a period extending more than ten years after the date of grant. In the circumstance where the end of the term falls within, or within ten business days after the end of, a “black out” or similar period imposed under any insider trading policy or similar policy of the Company, the end of the term shall be the tenth business day after the earlier of the end of such black out period or the original expiry date. In no event shall the exercise price of an Award be less than the greater of: (i) the market price, which means the volume weighted average price of the Common Shares on the NYSE American for the five trading days prior to the date of grant of the option; and (ii) the fair market value, which means the closing price of the Common Shares on the NYSE American on the last trading day prior to the date of grant of the option.

Share Bonus Plan

Pursuant to the Ambler Metals share bonus plan (the “Ambler Metals Share Bonus Plan”), the terms of which are included as part of the Ambler Metals Equity Plan, the Board, on the recommendation of the Compensation Committee, shall have the right, subject to the limitations set forth in the Ambler Metals Equity Plan, to issue or reserve for issuance, for no cash consideration, to any eligible person, any number of Common Shares as a discretionary bonus of Common Shares subject to such provisos and restrictions as the Board may determine.

Change of Control

In the event of, among other things, a change of control affecting the Company, the Board of Directors of the Company will notify each awardee under the Ambler Metals Equity Plan of the full particulars of the offer whereupon all options will become vested and may be exercised. Any unvested Awards outstanding from the Ambler Share Bonus Plan will vest immediately upon a change of control.

Cessation of Entitlement

If an officer or employee ceases to be so engaged by the Company for any reason or upon the occurrence of any event that results in the Company ceasing to be a member of Ambler Metals LLC (a “Joint Venture Exit”), such will have the right to exercise any vested Award not exercised prior to such termination or Joint Venture Exit within the lesser of three months from the date of the termination or Joint Venture Exit and the expiry date of the Award provided that the Committee retains the discretion to accelerate vesting. Notwithstanding the foregoing, if the termination is for just cause, the right to exercise the vested Award shall terminate on the date of termination. All non-vested Awards shall terminate on the date of termination or the date of the Joint Venture Exit.

Trilogy Metals Inc. Management Information Circular 2024

Stock Options Granted to U.S. Participants

Stock options may only be awarded U.S. participants to the extent those U.S. participants perform direct services to

(A) the Company or any other entity controlled by the Company (as described in more detail in the Ambler Metals Equity Plan), or (B) to an entity that otherwise qualifies as an eligible issuer of service recipient stock pursuant to United States Treasury Regulation Section 1.409A-1(b)(5)(iii)(E)(1). The exercise price of a stock option will not be less than the market price.

Amendment

The Board may, from time to time, subject to applicable law and the rules of the TSX, and in compliance with Section 409A of the Code, as applicable, but without shareholder approval, suspend, terminate, or amend the Ambler Metals Equity Plan or any option granted thereunder for the purposes of

(i)	making minor or technical modifications,

(ii)	to correct any ambiguity, defective provisions, error or omission in the provisions of the Ambler Metals Equity Plan,

(iii)	to change any vesting provisions of the options or Common Shares issued under the Ambler Share Bonus Pan,

(iv)	to change the termination provisions of the options provided it does not entail an extension beyond the original expiry date of the options,

(v)	to add or change provisions relating to any form of financial assistance provided that would facilitate the purchase of options,

(vi)	to add a cashless exercise feature providing for the payment in cash or securities upon the exercise of options,

(vii)	subject to the restrictions below, to extend the term or reduce the exercise price of any option previously granted in accordance with Ambler Metals Equity Plan terms, or

(viii)	to reduce the allocation of Common Shares to the Ambler Share Bonus Plan issuable under the Ambler Metals Equity Plan;

and the Board, absent prior approval of the Shareholders of Trilogy and the TSX or any regulatory body having authority over the Company, will not be entitled to:

(i)	increase the maximum number of Common Shares issuable by the Company pursuant to the Ambler Metals Equity Plan;

(ii)	amend an option grant for an option held by an insider to effectively reduce the exercise price or extend the expiry date of such options;

(iii)	permit options granted under the Ambler Metals Equity Plan to be transferable or assignable other than for normal estate settlement purposes; or

(iv)	make any change to the amendment provisions of the Ambler Metals Equity Plan.

Transferability

Awards under the Ambler Metals Equity Plan are not transferable or assignable by the participant, otherwise then by will or operation of law.

U.S. Federal Income Tax Consequences of Grant and Exercise of Awards

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards made under the Ambler Metals Equity Plan. The following description applies to Awards that are subject to U.S. federal income tax. Awards granted under the Ambler Metals Equity Plan are intended either to be exempt from, or to comply with, Code Section 409A, and will be administered accordingly. However, there is no guaranty that the Internal Revenue Service will not take a contrary position. The tax consequences described below assume that Awards will be exempt from, or will comply with, Code Section 409A. If the Awards are found not to be exempt from, or not to comply with, Code Section 409A, different and less favorable tax treatment could result, including recognition of income at the time of vesting of an Option (even if not exercised at that time) and a 20% penalty tax.

Trilogy Metals Inc. Management Information Circular 2024

Grant of Options

The grant of an option is not expected to result in any taxable income to the recipient.

Exercise of Options

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the general rules concerning deductibility of compensation including the limitations under Code Section 162(m).

Disposition of Shares Acquired Upon Exercise of Options

The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option.

If, as usually is the case, the Common Shares acquired upon exercise of a non-qualified stock option are a capital asset in the participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

Awards Under the Share Bonus Plan

If an Award is payable in Common Shares that are subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the fair market value of the Common Shares received (determined as of the first time the Common Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier).

The holder’s basis for the determination of gain or loss upon the subsequent disposition of Common Shares acquired under the Ambler Metals Share Bonus Plan will be the amount of ordinary income recognized either when the Common Shares are received or when the Common Shares are vested. The Company will generally be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code. As to other Awards granted under the Ambler Metals Share Bonus Plan that are payable in Common Shares not subject to substantial risk of forfeiture, the holder of the Award must recognize ordinary income equal to the fair market value of the Common Shares received (determined as of the date such shares are received). The Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code.

Trilogy Metals Inc. Management Information Circular 2024

Summary of Securities Issued

The following table sets out information concerning the number and price of securities to be issued under the Equity Incentive, RSU Plan, DSU Plan and Ambler Metals Equity Plan to employees and other service providers.

	Equity Incentive Plan	RSU Plan	DSU Plan	Ambler Metals Equity Plan
As at November 30, 2023 (most recently completed fiscal year)
Maximum number of Common Shares reserved for issuance	15,592,599	4,677,779	3,118,519	1,325,026
Percent of Common Shares outstanding (approximate)	10%	3.0%	2.0%	1.0%
Number of Common Shares issuable upon exercise or vesting of option or right	12,649,400	1,610,638	2,428,701	143,507
Percent of Common Shares outstanding (approximate)	8.1%	1.0%	1.6%	0.1%
Weighted average exercise price	$1.58	$0.64	$0.96	N/A
Number of Common Shares available for future issuance	2,943,199	3,067,141	689,818	1,181,519
Number of Common Shares available for future issuance as a percent of Common Shares outstanding (approximate)	1.9%	2.0%	0.4%	0.8%
Number of securities granted during the fiscal year	3,230,000	4,640,089	1,283,023	143,505
Securities granted during the fiscal year as a percentage of the Common Shares issued and outstanding (approximate)	2.1%	3.0%	0.84%	0.09%
Weighted Average Number of Common Shares Outstanding	152,647,254	152,647,254	152,647,254	152,647,254
Annual Burn Rate
2023	2.1%	3.0%	0.84%	0.09%
2022	1.2%	0.9%	0.19%	0.02%
2021	2.3%	-	0.04%	-
Plan Features
Maximum number of Common Shares authorized for issuance to any one insider or such insider’s associate under all share compensation arrangements of the Company within a one-year period	10% of the total Common Shares outstanding
Maximum number of Common Shares reserved for issuance to any one person under all share compensation arrangements of the Company	10% of the total Common Shares outstanding
Maximum number of Common Shares authorized for issuance to insiders, at any time, under all share compensation arrangements of the Company	10% of the total Common Shares outstanding

Trilogy Metals Inc. Management Information Circular 2024

Equity Incentive Plan	RSU Plan	DSU Plan	Ambler Metals Equity Plan
As at March 1, 2024
Maximum number of Common Shares reserved for issuance	16,012,027	4,803,608	3,202,405	1,181,519
Percent of Common Shares outstanding (approximate)	10.0%	3.0%	2.0%	1.0%
Number of Common Shares issuable upon exercise or vesting of option or right	14,354,400	2,293,339	2,812,190	-
Percent of Common Shares outstanding (approximate)	8.96%	1.43%	1.76%	-
Weighted average exercise price	$1.32	$0.57	$0.88	N/A
Number of Common Shares remaining available for future issuances	1,657,627	2,510,269	390,215	1,181,519
Number of Common Shares available for future issuance as a percent of Common Shares outstanding (approximate)	1.0%	1.6%	0.2%	0.7%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership or control and direction, direct or indirect, of our Common Shares as of March 1, 2024 by:

•	our NEOs;

•	our directors and nominees;

•	all of our executive officers and directors as a group; and

•	each person who is known by us to beneficially own more than 5% of our issued and outstanding Common Shares based on the latest information provided by such person to the Company or such person’s Schedules 13D, 13F and 13G, as applicable, last filed with the SEC.

Trilogy Metals Inc. Management Information Circular 2024

Unless otherwise indicated, the Shareholders listed possess sole voting and investment power with respect to the shares shown. Our directors and executive officers do not have different voting rights from other Shareholders.

Name	Business Address	Amount and Nature of Beneficial Interest(1)	Percentage of Class(2)
James Gowans	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	2,067,545(3)	1.3%
Elaine Sanders	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	4,345,914(4)	2.7%
Tony Giardini	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	10,066,454(5)	6.3%
William Hayden	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	1,018,067(6)	0.6%
William Hensley	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	863,501(7)	0.5%
Gregory Lang	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	1,231,967(8)	0.8%
Janice Stairs	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	1,294,092 (9)	0.8%
Diana Walters	Suite 1150, 609 Granville Street Vancouver, British Columbia Canada, V7Y 1G5	901,189(10)	0.6%
All directors and executive officers as a group (8 individuals)		21,788,729	13.6%
Electrum Strategic Opportunities Fund L.P. (“Electrum”)	600 Fifth Avenue, 24th Floor, New York, NY, USA 10020	32,561,813(11)	20.3%
Paulson & Co. Inc. (“Paulson”)	1251 Avenue of the Americas, 50th Floor, New York, NY, USA 10020	14,326,996(12)	8.9%
South32 Limited (“South32”)	125 St Georges Terrace Perth, Western Australia 6000	18,595,311(13)	11.6%

(1)	Under applicable U.S. securities laws, a person is considered to be the beneficial owner of securities owned by him or her (or certain persons whose ownership is attributed to him or her) or securities that can be acquired by him or her within 60 days, including upon the exercise of options, warrants or convertible securities.

(2)	Based on 160,120,277 Common Shares issued and outstanding as of March 1, 2024, plus any Common Shares deemed to be beneficially owned pursuant to options that are exercisable within 60 days from March 1, 2024.

(3)	Includes 134,046 Common Shares and 1,417,400 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 100,000 RSUs and 416,099 DSUs as of March 1, 2024.

(4)	Includes 2,754,248 Common Shares and 1,591,666 Common Shares underlying options exercisable within 60 days of March 1, 2024.

(5)	Includes 5,279,064 Common Shares and 4,585,066 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 202,324 DSUs as of March 1, 2024.

(6)	Includes 222,159 Common Shares and 325,000 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 100,000 RSUs and 370,908 DSUs as of March 1, 2024.

(7)	Includes 43,638 Common Shares and 325,000 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 100,000 RSUs and 394,863 DSUs as of March 1, 2024.

(8)	Includes 314,181 Common Shares and 325,000 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 100,000 RSUs and 492,786 DSUs as of March 1, 2024.

(9)	Includes 458,771 Common Shares and 325,000 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 510,321 DSUs as of March 1, 2024.

(10)	Includes 51,302 Common Shares and 325,000 Common Shares underlying options exercisable within 60 days of March 1, 2024, and 100,000 RSUs and 424,887 DSUs as of March 1, 2024.

Trilogy Metals Inc. Management Information Circular 2024

(11)	As reported by Electrum to the Company. Includes (i) 31,561,813 Common Shares held by Electrum Strategic Opportunities Fund L.P. (“ESOF”), (ii) 10,000 Common Shares held by Tigris Financial Group Ltd. (“Tigris”), (iii) 113,739 Common Shares held directly by Mr. Thomas Kaplan, and (iv) 833,333 Common Shares held by GRAT Holdings LLC (“GRAT Holdings”). Mr. Thomas Kaplan has sole voting and investment power with respect to the 10,000 Common Shares held by Tigris and the 113,739 Common Shares he holds directly. GRAT Holdings has sole voting and investment power with respect to the 833,333 Common Shares it holds directly. Each of Mr. Thomas Kaplan, GRAT Holdings, ESOF, Electrum Global Holdings L.P. (“Global Holdings”), TEG Global GP Ltd (“TEG Global”), ESOF GP Ltd. (“ESOF GP”), Leopard Holdings LLC (“Leopard”) and The Electrum Group LLC (“TEG Services”) may be deemed to share the power to vote and dispose of the 31,561,813 Common Shares held directly by ESOF and, accordingly, each may be deemed to beneficially own such shares. ESOF GP is the sole general partner of Electrum Strategic Opportunities Fund GP L.P., the sole general partner of ESOF. Global Holdings is the owner of all of the equity interests of ESOF GP. TEG Global is the sole general partner of, and TEG Services is the investment adviser to, Global Holdings. TEG Services possesses voting and investment discretion with respect to assets of Global Holdings, including indirect investment discretion with respect to the Common Shares held by ESOF. Mr. Thomas Kaplan has the ability to influence such discretion of TEG Services. TEG Global is principally owned and controlled by Leopard, which is owned and controlled by GRAT Holdings.

(12)	As reported on Paulson’s Schedule 13G as of December 31, 2023. Paulson has sole voting and dispositive power with respect to 14,326,996 Common Shares.]

(13)	As reported on South32’s Schedule 13G as of April 25, 2023, South32 has shared voting and dispositive power with respect to 18,595,311 Common Shares. South32 International Investment Holdings Proprietary Limited (“South32 International”) is a wholly owned subsidiary of South32 and may be deemed to have beneficial ownership of the securities beneficially owned by South32.

*	Percentage of Common Shares beneficially owned or over which control or direction is exercised, directly or indirectly, is less than 1%.

As of March 1, 2024, we had approximately 1,446 registered holders of Common Shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

DIRECTOR COMPENSATION

Non-executive directors each are eligible to receive an annual retainer of $40,000 in cash of which each director can currently elect to receive up to 50% of their annual retainer in DSUs. The cash retainer is paid quarterly in arrears. In addition, the Chair of the Audit Committee receives $10,000 and the Chairs of the Compensation, Governance and EHST Committees of the Board each receive $5,000 annually and the Board Chair receives $12,000 annually, all paid on a quarterly basis. Non-executive members of the Ambler Metals Committee receive $15,000 annually paid on a quarterly basis. Each director is entitled to participate in any security-based compensation arrangement or other plan adopted by the Company from time to time with the approval of the Company’s Board. The directors are reimbursed for expenses incurred on the Company’s behalf. Executive officers who are also directors do not collect Board fees. Board members are eligible to participate in the Equity Incentive, RSU and DSU Plans. No additional fees are paid to directors. Director compensation is subject to review and possible change on an annual basis.

During fiscal 2023, non-executive directors were granted 580,000 stock options on December 8, 2022 at an exercise price of C$0.78 all exercisable for a period of five years. These stock options were all fully vested on the grant date.

The Compensation Committee periodically reviews the adequacy and form of the compensation of directors and ensures that the compensation realistically reflects the responsibilities and risks involved in being an effective director, and reports and makes recommendations to the Board accordingly. In 2023, the Compensation Committee did not perform an independent third-party review of directors’ compensation given the Company’s cash preservation efforts. The Compensation Committee will consider a full independent review of executive compensation, director compensation and/or peer group comparators in the future. No other changes were made to the director compensation program for 2023.

Trilogy Metals Inc. Management Information Circular 2024

Director Compensation Table

The summary compensation table below sets out the compensation provided to the Company’s directors for the fiscal year ended November 30, 2023.

Name	Fees Earned(1) $	Stock Awards(2) $	All Other Compensation $	Option Awards(3) $	Total $
James Gowans(4)	66,000	57,743	-	76,695	200,438
William Hayden	46,000	57,743	-	13,696	117,439
William Hensley	51,690	57,743	-	13,696	123,129
Gregory Lang	51,000	57,743	-	13,696	122,439
Kalidas Madhavpeddi(5)	25,869	57,743	-	13,696	97,308
Janice Stairs	55,228	57,743	-	13,696	126,667
Diana Walters	53,690	57,743	-	13,696	125,129

(1)	Fees earned for the fiscal year ended 2023 by the Board of Directors have been paid out in DSUs.

(2)	On December 8, 2022 each director received an annual grant of 100,000 DSUs valued at C$0.78 per share. The value is converted to US dollars at the daily exchange rate of C$1.00 = $0.7403 US dollars. The DSU grants for directors are 100% vested on grant date, but payable on retirement. The value of the amounts in respect of stock-based awards is based upon the fair value at time of grant.

(3)	On December 8, 2022 each director received an annual grant of 50,000 stock options at an exercise price of C$0.78 and were fair valued at C$0.37 per option and converted to US dollars at the daily exchange rate of C$1.00 = $0.7403 US dollars.

(4)	On December 8, 2022 Mr. Gowans received an grant of 230,000 stock options at an exercise price of C$0.78 and were fair valued at C$0.37 per option and converted to US dollars at the daily exchange rate of C$1.00 - $0.7403 US dollars in additional compensation for extra work serving on the Ambler Metals Committee in 2020, 2021 and 2022.

(5)	Mr. Madhavpeddi did not stand for re-election at the annual meeting of shareholders held on May 17, 2023.

DSU Plan for Directors

The DSU Plan has been established by the Company to promote the interests of the Company by attracting and retaining qualified persons to serve on the Board. In an effort to preserve cash and to build share ownership, the Directors can elect to receive in DSUs any or all of their annual compensation by completing and delivering a written election to the Company on or before November 15th of the calendar year ending immediately before the calendar year with respect to which the election is made. Such election will be effective with respect to compensation payable for calendar quarters beginning during the calendar year following the date of such election. All of the directors elected to receive in DSUs 100% of their annual compensation for 2024. Directors are not eligible to redeem the DSUs until they retire from the Company. This plan was originally approved by the Board on November 29, 2012 and the Company’s Shareholders on May 21, 2013.

The unallocated entitlements under the DSU Plan were last approved by the Company’s Shareholders on May 13, 2022.

Trilogy Metals Inc. Management Information Circular 2024

Incentive Plan Awards

Outstanding Option-Based and Share-Based Awards

The following table sets out information concerning all option-based and share-based awards outstanding for each director (excluding NEOs) as of November 30, 2023 including awards granted before the most recently completed financial year.

Option-Based Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options	Option Exercise Price C$	Option Expiration Date	Value of Unexercised in-the- money Options (1) $
Tony Giardini	12/27/2019 12/05/2018	75,000 75,000	3.02 2.94	12/26/2024 12/04/2023	-
James Gowans	12/08/2022 12/09/2021 12/10/2020 12/27/2019 05/22/2019	280,000 50,000 100,000 75,000 37,500	0.78 2.21 2.52 3.02 3.41	12/07/2027 12/08/2026 12/09/2025 12/26/2024 5/21/2024	-
William Hayden	12/08/2022 12/09/2021 12/10/2020 12/27/2019 12/05/2018	50,000 50,000 100,000 75,000 75,000	0.78 2.21 2.52 3.02 2.94	12/07/2027 12/08/2026 12/09/2025 12/26/2024 12/04/2023	-
William Hensley	12/08/2022 12/27/2019 12/05/2018	50,000 75,000 75,000	0.78 3.02 2.94	12/07/2027 12/26/2024 12/04/2023	-
Gregory Lang	12/08/2022 12/09/2021 12/10/2020 12/27/2019 12/05/2018	50,000 50,000 100,000 75,000 75,000	0.78 2.21 2.52 3.02 2.94	12/07/2027 12/08/2026 12/09/2025 12/26/2024 12/04/2023	-
Janice Stairs	12/08/2022 12/09/2021 12/10/2020 12/27/2019 12/05/2018	50,000 50,000 100,000 75,000 75,000	0.78 2.21 2.52 3.02 2.94	12/07/2027 12/08/2026 12/09/2025 12/26/2024 12/04/2023	-
Diana Walters	12/08/2022 12/09/2021 12/10/2020 12/27/2019 12/05/2018	50,000 50,000 100,000 75,000 75,000	0.78 2.21 2.52 3.02 2.94	12/07/2027 12/08/2026 12/09/2025 12/26/2024 12/04/2023	-

(1)	Based on the price of the Company’s Common Shares on the TSX as of November 30, 2023 of C$0.56 less the option exercise price.

Trilogy Metals Inc. Management Information Circular 2024

Value Vested or Earned During the Year

The following table sets out information concerning the value of incentive plan awards – option-based and share- based awards as well as non-equity incentive plan compensation – vested or earned by each director (other than NEOs) during the financial year ended November 30, 2023.

Name	Option-Based Awards		Share-Based Awards		Non-equity Incentive Plan Compensation – Value Earned During the Year $

	Number of Securities Underlying Options Vested	Value Vested During the Year(2) $	Number of Shares or Units of Shares Vested	Value Vested During the Year(1) $
James Gowans	280,000	76,695	100,000	57,743	-
William Hayden	50,000	13,696	100,000	57,743	-
William Hensley	50,000	13,696	100,000	57,743	-
Gregory Lang	50,000	13,696	100,000	57,743	-
Kalidas Madhavpeddi(3)	50,000	13,696	100,000	57,743	-
Janice Stairs	50,000	13,696	100,000	57,743	-
Diana Walters	50,000	13,696	100,000	57,743	-

(1)	Amounts in respect of share-based awards are based upon the market value of the units at time of vesting based on the prevailing share price times the number of units vested and converted into US dollars at the daily exchange rate of C$1.00 = $0.7403 US dollars.

(2)	Amounts in respect of option-based awards valued on the grant date of December 8, 2022 using the Black-Scholes valuation model of C$0.37 per option and converted to US dollars at the daily exchange rate of C$1.00 = $0.7403 US dollars.

(3)	Mr. Madhavpeddi did not stand for re-election at the annual meeting of shareholders held on May 17, 2023.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

As of November 30, 2023, and the date of this Circular, the aggregate indebtedness to the Company and its subsidiaries of all officers, directors, proposed directors and employees, and their respective associates and affiliates, and former officers, directors and employees of the Company or any of its subsidiaries was $nil. The Company has not provided any financial assistance to any participants under any compensation arrangement to facilitate the purchase of securities.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the Company’s directors, executive officers, nominees for director, beneficial owners of more than 5% of the Common Shares or any of their immediate family members was indebted to the Company or had any material interest, direct or indirect, in any transaction entered into by the Company since the beginning of the two most recently completed fiscal years where the amount involved exceeds $120,000.

In accordance with its charter, our Audit Committee is responsible for reviewing and approving all related person transactions if the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant factors and circumstances in determining whether or not to approve or ratify such a transaction. Based on its consideration of all relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.

On April 18, 2023 the Company completed a private placement of up to 5,854,545 common shares at a price per share of $0.55. The following participants may be considered "related party transactions": the Company's largest shareholder, Electrum Strategic Opportunities Fund L.P.; the Company's partner in Ambler Metals LLC, South32 Limited; and the Company's Chief Executive Officer, Tony Giardini. The Company's Audit Committee has approved their participation.

Parent of Smaller Reporting Company

The Company has no parent.

Trilogy Metals Inc. Management Information Circular 2024

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound corporate governance practices, which are both in the interest of Shareholders and contribute to effective and efficient decision making. As part of the Company’s commitment to effective corporate governance, the Board, with the assistance of the Audit and Corporate Governance and Nominating Committees, monitors changes in legal requirements and best practices.

Set out below is a description of certain corporate governance practices of the Company, as required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) and recommended by National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”).

Board of Directors

NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. The Board is currently comprised of seven directors, a majority of whom (6) are independent. Messrs. Gowans, Hayden, Hensley, Lang, and Mmes. Stairs and Walters are considered to be “independent” directors for the purposes of NI 58-101, under the applicable NYSE American standards and SEC rules. Mr. Giardini is not independent at present time as he currently serves as an executive officer of the Company. The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The Board holds regular meetings every three months. Between the scheduled meetings, the Board meets as required. A total of nine board meetings have been held since December 1, 2022, being the beginning of the Company’s most recently completed financial year to the date of this circular. All of the directors attended 100 percent of the aggregate of the total number of meetings of the Board and subcommittees of the Board on which he/she served. For additional information on Board and other committee meeting attendance, see the director biographies under the “Information Concerning the Board of Directors, Director Nominees and Executive Officers” section of this Circular.

The Company’s independent directors are expected to meet at least annually in executive session without the presence of non-independent directors and management. Also, in order to facilitate open and candid discussion among independent directors, from time to time as circumstances dictate, the non-independent directors and any representatives of management in attendance at meetings of the Board are excused. At the end of regularly scheduled Board meetings, the directors regularly meet in-camera without management present. Since December 1, 2022, the independent directors held a total of nine such in-camera meetings.

The Board members are not required to attend the annual and special meeting of Shareholders.

The Board has five standing committees: Compensation, Audit, Corporate Governance and Nominating, Environment, Health, Safety and Technical and Ambler Metals. Special committees are formed as needed.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Ethics Code”) for the Company’s directors, officers and employees, as well as a Code of Conduct for Chief Executive and Senior Financial Officers (the “Senior Officer Code”) for the Company’s CEO, CFO and Corporate Controller. Copies of the Ethics Code and the Senior Officer Code are available on the Company’s website at www.trilogymetals.com, on SEDAR+ at www.sedarplus.ca and may be obtained by contacting the Company at the address given under “Additional Information” at the end of this Circular. The Company intends to disclose on its website or by filing a Form 8-K, any change to, or waivers from, the Senior Officer Code or the Ethics Code that relates to any element of “code of ethics” enumerated in Item 406(b) in Regulation S-K or otherwise required by the rules of the NYSE American.

Trilogy Metals Inc. Management Information Circular 2024

The Company has appointed the Company’s CFO to serve as the Company’s Ethics Officer to ensure adherence to the Ethics Code. Under the Ethics Code, directors, officers and employees are required to disclose any actual or potential conflict of interest to the Company’s Ethics Officer or the Chair of the Audit Committee. Under the Ethics Code, no director, officer or employee shall:

•	be a consultant to, or a director, officer or employee of, or otherwise operate an outside business that:

o	competes with the Company;

o	supplies products or services to the Company; or

o	purchases products or services from the Company;

•	have any financial interest, including significant stock ownership, which means 10% or more of the common stock, in any entity with which the Company does business that might create or give the appearance of a conflict of interest;

•	seek or accept any personal loan or services from any entity with which the Company does business, except from financial institutions or service providers offering similar loans or services to third parties under similar terms in the ordinary course of their respective businesses;

•	be a consultant to, or a director, officer or employee of, or otherwise operate an outside business, if the demands of the outside business would interfere with the director’s, officer’s or employee’s responsibilities to the Company;

•	accept any personal loan or guarantee of obligations from the Company, except to the extent such arrangements are legally permissible; or

•	conduct business on behalf of the Company with immediate family, which includes spouses, children, parents, siblings and persons sharing the same home, whether or not legal relatives.

The Ethics Code also describes how the Company is committed to honest and ethical conduct by all directors, officers, employees and other representatives, providing full, accurate, timely and understandable disclosure and compliance with all laws, rules and regulations.

The Company has also established a “Whistle Blower Policy” whereby the Board has delegated the responsibility of monitoring complaints regarding accounting, internal controls or auditing matters to the Audit Committee. Monitoring of accounting, internal control and auditing matters, as well as violations of the law, the Ethics Code and other Company policies or directives, occurs through the reporting of complaints or concerns through an anonymous whistleblower hotline accessible by telephone, fax or internet.

Certain of the Company’s directors serve as directors or officers of other reporting issuers or have significant shareholdings in other companies. To the extent that such other companies may participate in business ventures in which the Company may participate, the directors may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In the event that such a conflict of interest arises at a meeting of the Board, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms and such director will not participate in negotiating and concluding terms of any proposed transaction. Any director or officer who may have an interest in a transaction or agreement with the Company is required to disclose such interest and abstain from discussions and voting in respect to same if the interest is material or if required to do so by corporate or securities law.

The following directors and officers currently serve on the following boards of directors of other public companies:

Name	Reporting Issuer
Tony Giardini	Torex Gold Resources Inc. (TSX : TXG)
William Hayden	Ivanhoe Mines Ltd (TSX: IVN) Nevada King Gold Corp. (TSX-V : NKG) Palisades Goldcorp Ltd. (TSX-V : PALI)
Gregory Lang	NOVAGOLD Resources Inc. (TSX, NYSE American: NG)
James Gowans	Cameco Corporation (TSX: CCO, NYSE American: CCJ) Treasury Metals Inc. (TSX: TML) Premium Nickel Resources Ltd. (TSX-V: PNRL)
Janice Stairs	Gatos Silver, Inc. (NYSE: GATO)
Diana Walters	Platinum Group Metals (TSX: PTM, NYSE American: PLG) Atmos Energy Corporation (NYSE: ATO)

Trilogy Metals Inc. Management Information Circular 2024

Board Mandate

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish the goals and strategies of the Company, to identify principal risks, to select and assess senior management and to review significant operational and financial matters.

The Board has adopted a written mandate, a copy of which is attached herewith as Appendix “A”. The mandate of the Board is to enhance and preserve long term shareholder value, and to ensure the Company meets the Company’s obligations on an ongoing basis and operates in a reliable and safe manner. In accordance with its mandate, the Board is expected to, among other things:

•	review and approve strategic plans on an annual basis and monitor annual programs in relation to strategic plans;

•	review operating and financial performance relative to budgets and objectives;

•	ensure the integrity and effectiveness of the Company’s internal control and management information systems;

•	understand the principal risks of the Company’s business and ensure that there are systems in place which effectively monitor and manage those risks with a view to the Company’s long-term viability;

•	monitor and evaluate the performance of the CEO, establish compensation programs and succession planning and determine compensation of the CEO and senior management;

•	ensure the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards;

•	appoint Board committees, including the Audit Committee, and delegate to those committees any appropriate powers of the Board; and

•	adopt a communication and disclosure policy for the Company and ensure the Company has in place effective communication processes with shareholders and other stakeholders and with financial, regulatory and other institutions and agencies.

Position Descriptions

The position descriptions for the chairs of each Board committee are contained in the committee charters. The chair of each of the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and the EHST Committee is required to ensure the committee meets regularly and performs the duties as set forth in its charter, and reports to the Board on the activities of the committee. The Board has developed a written position description for the Chair of the Board and this position is presently held by Janice Stairs. The Chair of the Board is principally responsible for overseeing the operations and affairs of the Board. While not required by the position descriptions, the position of the Chair and the CEO are separate, and the Chair is an independent director.

The Board has also developed a written position description for the CEO. The CEO is primarily responsible for the overall management of the business and affairs of the Company. In this capacity, the CEO shall establish the strategic and operational priorities of the Company and provide leadership to the management team. The CEO is directly responsible to the Board for all activities of the Company.

Orientation and Continuing Education

The Company provides an orientation and education program to new directors. This program consists of providing education regarding directors’ responsibilities, corporate governance issues, committee charters and recent and developing issues related to corporate governance and regulatory reporting. The Company provides orientation in matters material to the Company’s business and in areas outside of the specific expertise of the Board members. Historically, all new members of the Board have been experienced in the mining sector so no general mining orientation has been necessary.

Trilogy Metals Inc. Management Information Circular 2024

Continuing education helps directors keep up to date on changing governance issues and requirements and legislation or regulations in their field of experience. The Board recognizes the importance of ongoing education for the directors and senior management of the Company and the need for each director and officer to take personal responsibility for this process. To facilitate ongoing education, the CEO or the Board may from time to time, as required:

•	request that directors or officers determine their training and education needs;

•	arrange visits to the Company’s projects or operations;

•	arrange funding for the attendance at seminars or conferences of interest and relevance to their position; and

•	encourage participation or facilitate presentations by members of management or outside experts on matters of particular importance or emerging significance.

From the beginning of the fiscal year ended November 30, 2023 to the date of the circular, directors participated in Company-provided educational sessions and received educational materials on the topics outlined below.

Date	Educational Program	Presented/Prepared By	Participants
December 8, 2022	Pay vs Performance and other SEC Updates	Dorsey & Whitney LLP	Board of Directors
April 4, 2023	Environmental, Social and Governance (“ESG”) Update	PricewaterhouseCoopers LLP	Audit Committee
December 7, 2023	Market Updates	BMO	Board of Directors
February 8, 2024	Modern Slavery Act	Blakes, Cassels & Graydon LLP	Board of Directors
February 8, 2024	Cybersecurity and Other SEC Disclosures	Dorsey & Whitney LLP	Board of Directors

The Board also encourages senior management to participate in professional development programs and courses and supports management’s commitment to training and developing employees.

Board’s Role in Risk Oversight

While Company management is charged with the day-to-day management of risks the Company faces including credit risk, liquidity risk and operational risk, as well as cybersecurity risk, the Audit Committee, pursuant to its charter, is responsible for oversight of risk management. Oversight begins with the Board of Directors and the Audit Committee. The Audit Committee consists of three independent directors. The Audit Committee reviews and assesses the adequacy of the Company’s risk management policies and procedures with regard to identification of the Company's principal risks, both financial and non-financial, and reviews updates on these risks from Company management. The Audit Committee also reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance, accounting and financial statements. In addition, the Audit Committee is charged with the responsibility of evaluating related party transactions and conflicts of interest. The Audit Committee reports periodically to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management.

The Board leadership structure promotes effective oversight of the Company's risk management for the same reasons that the structure is most effective for the Company in general, that is, by providing the CEO and other members of senior management with the responsibility to assess and manage the Company's day-to-day risk exposure and providing the Board, and specifically the Audit Committee of the Board, with the responsibility to oversee these efforts of management.

Trilogy Metals Inc. Management Information Circular 2024

Anti-Hedging and Anti-Pledging Policy

Directors and all employees, including our executive officers, are prohibited from engaging in hedging transactions with respect to our securities. “Hedging transactions” can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds or through other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Because hedging transactions might permit a director or employee, including our executive officers, to continue to own our securities, whether obtained through our equity compensation plans or otherwise, without the full rewards and risks of ownership, such hedging transactions are prohibited.

We also prohibit our directors, executive officers and certain of our other employees that are subject to the pre- clearance procedures of our ‘Insider Trading Policy’ from holding our securities in margin accounts or otherwise pledging our securities for a loan. Additionally, we prohibit our directors and employees, including our executive officers, from engaging in short sales of our securities and purchasing and selling put options, call options or other such derivative securities relating to our securities.

Shareholder Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Blake, Cassels & Graydon LLP, Corporate Secretary, Elaine M. Sanders, Trilogy Metals Inc. 1133 Melville, Suite 3500, The Stack, Vancouver, BC, V6E 4E5. The Company's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company's Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

Audit Committee and Audit Committee Financial Expert

The Board has appointed an Audit Committee to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal financial controls and audit function and the performance of the independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. The members of the Audit Committee are elected annually by the Board at the annual organizational meeting. The members of the Audit Committee shall meet the independence and experience requirements of the NYSE American and Section 10A(m)(3) of the Exchange Act and the rules and regulations of the SEC. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the SEC. The Company’s Audit Committee consists of fully independent members and the Company’s “audit committee financial expert” is Diana Walters. The Audit Committee meetings are held quarterly at a minimum. The Audit Committee met four times in the year ended November 30, 2023. The Company’s Audit Committee Charter is available on the Company’s website at www.trilogymetals.com.

Corporate Governance and Nominating Committee

The Board is responsible for approving directors for nomination and election and filling vacancies among the directors. In all cases, the Board will consider the recommendations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consists of William Hensley (Chair), Diana Walters and Janice Stairs. All members of the Corporate Governance and Nominating Committee are independent under applicable NYSE American requirements. The Corporate Governance and Nominating Committee met five times in the year ended November 30, 2023.

Trilogy Metals Inc. Management Information Circular 2024

The Corporate Governance and Nominating Committee Charter, which can be found on the Company’s website at www.trilogymetals.com, states that the Corporate Governance and Nominating Committee will assist the Board by recommending, annually, the members proposed for re-election to the Board and identifying and recommending new nominees;

(i)	recommending to the Board, on an annual basis, director nominees for each Board committee;

(ii)	in consultation with the Board, establishing criteria for Board membership and recommending Board composition; and

(iii)	developing and overseeing a process for director succession, including reviewing and assessing new candidates for appointment or nomination to the Board.

Director Nomination Policies

The Corporate Governance and Nominating Committee is responsible for reviewing any Shareholder proposals to nominate Board candidates. Shareholders may submit names of persons to be considered for nomination, and the Corporate Governance and Nominating Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. For the Company's policies regarding Shareholder requests for nominations, see the section entitled “Shareholder Proposals” in this Circular. None of the current nominees were nominated by a Shareholder pursuant to a shareholder proposal.

Annually, the Corporate Governance and Nominating Committee follows a process designed to consider the re- election of existing directors and, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions and extensive knowledge in the mining industry, finance and other areas, and in particular, experience with regards to exploration and development of mineral properties, financial reporting, risk management and business strategy. With respect to nominating existing directors, the Committee reviews relevant information available to it and assesses each individual’s continued ability and willingness to serve as a director. The Committee also assesses each person’s contribution in light of the mix of skills and experience the Committee deems appropriate for the Board.

With respect to establishing criteria for Board membership and recommending the composition of the Board, the Corporate Governance and Nominating Committee is required by its charter to consider diversity in experience and perspectives in addition to general skills and competencies. Also, of consideration and interest are the experiences that personal diversity, including ethnicity, gender and education, can add to the Board.

Board Renewal

Director term limits were considered by both the Corporate Governance and Nominations Committee and the Board and the Board has determined to not adopt a mandatory tenure or retirement age policy at this time. To ensure adequate board renewal, the Corporate Governance and Nominations Committee is responsible for conducting an annual assessment of the Board. The assessment includes an evaluation of the tenure and performance of individual directors and a review of the composition and effectiveness of the Board and its committees. Assessments include a review of skills and competencies, both universal, which are important for all Board members to possess, and collective, which are important for one or more Board members to possess for the effective stewardship of the Company. Assessment will also consider whether there are sufficient diversity on the Board and its committees. The results of the annual assessment are reported to the Board along with any recommendations from the Corporate Governance and Nominations Committee for improving the composition of the Board.

Diversity Policy

The Company recognizes and embraces the benefits of having a diverse Board and executive team and has developed and the Board has approved a written diversity policy (the “Diversity Policy”). A diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender and other distinctions between directors. These differences will be considered in determining the composition of the Board. All Board and executive appointments are made on merit, in the context of the skills, experience, independence and knowledge which the Board as a whole requires to be effective.

Trilogy Metals Inc. Management Information Circular 2024

The Corporate Governance and Nominations Committee reviews and assesses Board composition on behalf of the Board and recommends the appointment of new directors. The Corporate Governance and Nominations Committee also oversees the conduct of the annual review of Board effectiveness.

The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the role that women with the right skills and experience can play in contributing to diversity of the perspective in the boardroom and at the executive level. Selection of female candidates to join the Board or the executive team will be, in part, dependent on the pool of female candidates with the necessary skills, knowledge and experience. The ultimate decision will be based on merit and the contribution the chosen candidate will bring to the Company.

The Diversity Policy also covers senior executive appointments and requires the CEO to have reference to the policy in selecting and assessing candidates and in presenting recommendations to the Board regarding appointments to the senior executive team. The Diversity Policy requires the Board to also consider gender diversity and the objectives of the policy when considering those recommendations.

At the date of adoption of the Diversity Policy, the Board’s aspirational target was to ensure that at least 25% of the Board was made up of women. Although the Company has not adopted specific targets for women in executive positions, the Company has had female leadership in executive positions since the Company’s inception. As women already hold 50% of the executive officer positions, a target would be unnecessary at this time and would be considered when and if the composition of the executive team changes.

Although the Company did not adopt a formal Diversity Policy until the 2016 fiscal year, the Board has always considered diversity as an important aspect of its decision making when recommending appointments to the Board or the executive team. Below is a chart showing the number of women on the Company’s Board and in executive officer positions at the end of the Company’s fiscal year.

As at the End of the Fiscal Year	Board Positions				Executive Officer Positions
	Target	# of Women on Board	Total # of Board Members	Percent	Target	# of Women Executive Officers	Total # of Executive Officers	Percent
2023	25%	2	7	28.6%	N/A	1	2	50%
2022	25%	2	8	25%	N/A	1	2	50%
2021	25%	2	8	25%	N/A	1	2	50%
2020	25%	2	8	25%	N/A	1	2	50%
2019	25%	2	8	25%	N/A	1	2	50%
2018	25%	2	9	22%	N/A	1	2	50%
2017	25%	2	8	25%	N/A	1	2	50%

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that Shareholders shall be entitled to vote in favour of, or withhold from voting for, each individual director nominee at a Shareholders’ Meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the Chair of the Board. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering all factors deemed relevant. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable Shareholders’ Meeting and announce its decision by press release. Absent exceptional circumstances, the Board will be expected to accept the resignation which will be effective on such date. The policy does not apply in circumstances involving contested director elections.

Trilogy Metals Inc. Management Information Circular 2024

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an executive officer or employee of the Company or its subsidiary. The Board has a Compensation Committee, as more fully described under the heading “Statement of Executive Compensation – Compensation Discussion and Analysis” of this Circular.

No executive officer of the Company is or has been a director or member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Company.

There were no Compensation Committee or Board interlocks among the members of our Board during 2023.

Other Board of Directors’ Committees

In addition to the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, the Company also has the following standing committees: Environment, Health, Safety and Technical Committee and Ambler Metals Committee.

The role of the EHST Committee is to review, monitor and assess the effectiveness of the Company’s environmental policies and activities and the Company’s activities as they relate to health and safety issues. The EHST Committee is comprised of Gregory Lang (Chair), James Gowans, William Hayden and William Hensley.

The role of the Ambler Metals Committee is to represent the Company at board meetings of Ambler Metals LLC, the Company’s 50/50 joint venture with South32 Limited, provide updates on the activities of the joint venture to the Trilogy Board, obtain approvals as necessary in the ordinary course of business for the joint venture and attend technical meetings as required. The Ambler Metals Committee is comprised of James Gowans and Tony Giardini.

Special Committees are formed as needed.

Assessments

The Board is responsible for selecting and appointing executive officers and for monitoring their performance. The performance of executive officers is annually measured against pre-set objectives and the performance of mining companies of comparable size. The Corporate Governance and Nominating Committee is responsible for overseeing the development and implementation of a process for assessing the effectiveness of the Board, its committees and its members. The Corporate Governance and Nominating Committee may request each director to provide his or her assessment of the effectiveness of the Board and each evaluation should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts.

Trilogy Metals Inc. Management Information Circular 2024

OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the person named in the proxy to vote the shares represented thereby in accordance with his/her best judgment on such matter.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov. The Company will furnish to Shareholders, free of charge, a hardcopy of the Company’s financial statements and management’s discussion and analysis and/or a hardcopy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2023, upon request to Corporate Secretary at Trilogy Metals Inc., Suite 1150, 609 Granville Street, Vancouver, British Columbia, V7Y 1G5, Telephone 604-638-8088, Fax 604-638-0644. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.

HOUSEHOLDING

The SEC’s rules permit the Company to deliver a single set of proxy materials to one address shared by two or more of Shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. The Company has delivered only one set of proxy materials to Shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless the Company has received contrary instructions from any Shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

OTHER MATERIAL FACTS

There are no other material facts to the knowledge of the Board relating to the matters for which this Circular is issued which are not disclosed herein.

SHAREHOLDER PROPOSALS

Pursuant to the rules of the SEC, Shareholder proposals intended to be presented at the 2025 annual meeting of the Shareholders of the Company, and to be included in the Company’s proxy materials for the 2024 annual meeting of the Shareholders of the Company, must be received by us at our office in Vancouver, British Columbia by no later than December 6, 2024, which is 120 calendar days before the anniversary date on which our Circular was released to Shareholders in connection with this year's annual meeting of the Shareholders of the Company, if such proposals are to be considered timely. If the date of the next annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting of the Shareholders of the Company, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy circular and form of proxy is a reasonable time before we begin to print and mail proxy circular materials. The inclusion of any Shareholder proposal in the proxy materials for the 2024 annual meeting of the Shareholders of the Company will be subject to the applicable rules of the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act.

The Company’s Articles do not provide a method for a Shareholder to submit a proposal for consideration at the 2024 annual general meeting of the Shareholders. However, the BCBCA, in Division 7, “Shareholder Proposals”, sets forth the procedure by which a person who:

a)	is a registered owner or beneficial owner of one or more Common Shares; and

Trilogy Metals Inc. Management Information Circular 2024

b)	has been a registered owner or beneficial owner of one or more such Common Shares for an uninterrupted period of at least 2 years before the date of the signing of the proposal.

may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of the Company (a “proposal”). The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be supported in writing by the holders of either at least 1% of the issued Common Shares or Common Shares having an aggregate value of C$2,000, must contain certain information and must be submitted to the registered office of the Company at least three months before the anniversary of the Company’s last annual general meeting.

Pursuant to our advance notice policy, shareholder director nominations must be made not less than 30 days and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement. To comply with the universal proxy rules, shareholders who intend to solicit proxies for shareholder director nominations must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 23, 2025. Shareholder director nominations must be made by a registered owner or beneficial owner of shares of the Company entitled to vote at the annual meeting. The notice of a shareholder director nomination must be delivered to the Company Secretary in writing and must contain certain prescribed information as specified in the Company’s constating documents or advance notice policy.

Proxies for the 2025 annual meeting of the Shareholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice (i) by the times specified above with respect to shareholder director nominations or (ii) with respect to all other proposals, at least three months before the anniversary of the Company’s 2024 annual meeting. If the date of the meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the registrant sends its proxy materials for the current year. Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

Trilogy Metals Inc.

Attention: Elaine Sanders, Corporate Secretary

c/o Blake, Cassels & Graydon LLP

1133 Melville, Suite 3500, The Stack, Vancouver, BC, V6E 4E5

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents and the sending of the Circular have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS, THIS 28th TH DAY OF MARCH, 2024.

“Tony Giardini”
Tony Giardini
President and Chief Executive Officer

APPENDIX A BOARD MANDATE

TRILOGY METALS INC.

(the “Company”)

BOARD OF DIRECTORS TERMS OF REFERENCE

A.	PURPOSE

The Board of Directors (the "Board") has the responsibility for the stewardship of the Company and to oversee the conduct of the business of the Company. The Board's fundamental objectives are to enhance and preserve long-term shareholder value, to ensure the Company meets its obligations on an ongoing basis and that the Company operates in a reliable and safe manner. In performing its functions, the Board should also consider the legitimate interests its other stakeholders such as employees, customers and communities may have in the Company. In overseeing the conduct of the business, the Board, through the Chief Executive Officer (“CEO”), shall set the standards of conduct for the enterprise.

B.	COMPOSITION, PROCEDURES AND ORGANIZATION

The Board operates by delegating certain of its authorities to management and by reserving certain powers to itself. The Board retains the responsibility for managing its own affairs including selecting its Chair, nominating candidates for election to the Board, constituting committees of the full Board and determining Director compensation. Subject to the Company’s constating documents, the Business Corporations Act (British Columbia) (the “BCBCA”), and the rules and requirements of any securities exchanges that the Company’s securities are listed on, the Board may constitute, seek the advice of and delegate powers, duties and responsibilities to committees of the Board.

The Board shall determine the number of directors, which shall not be less than 3, required to effectively manage the Company’s affairs. The Board shall review the recommendation from the Company’s Corporate Governance and Nominating Committee regarding the nominees, and shall recommend the slate of nominees for election by shareholders at the annual meeting. The directors are elected annually at the Company’s annual meeting of shareholders and must meet the requirements of applicable corporate and securities laws, rules and regulations, including those of applicable stock exchanges on which the Company’s shares are listed (“Applicable Laws”).

The majority of the directors shall be independent as determined by Applicable Laws.

The Board shall meet at least 4 times per year, and may also hold additional meetings as considered necessary. The independent directors shall meet on a regular basis as often as necessary to fulfill their responsibilities including at least once every year in an executive session without the presence of non-independent directors and management.

The Board has developed a calendar of the activities to be undertaken by the Board for each meeting, a copy of which is attached hereto as Appendix “A”.

C.	DUTIES AND RESPONSIBILITIES

The Board's principal duties and responsibilities fall into a number of categories which are outlined below.

1.	Legal Requirements

a)	The Board has the responsibility to ensure that legal requirements have been met and documents and records have been properly prepared, approved and maintained;

b)	The Board has the statutory responsibility to:

(i)	supervise the management of the business and affairs of the Company;

(ii)	act honestly and in good faith with a view to the best interests of the Company;

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

(iii)	exercise the care, diligence and skill that reasonable, prudent people would exercise in comparable circumstances; and

(iv)	act in accordance with its obligations contained in the BCBCA and the regulations thereto, the Company's constating documents, the Securities Act of each province and territory of Canada, the federal securities laws of the United States, the rules and regulations of securities exchanges on which its securities are listed, including, without limitation, the Toronto Stock Exchange and the NYSE American LLC, and other relevant and applicable legislation and regulations.

2.	Independence

The Board has the responsibility to ensure that appropriate structures and procedures are in place to permit the Board to function independently of management.

3.	Strategy Determination

The Board has the responsibility to:

(a)	at least annually, participate with management, in the development of, and ultimately approve, the Company’s strategic plan, taking into account, among other things, the opportunities and risks of the Company’s business;

(b)	approve annual capital and operating budgets that support the Company’s ability to meet its strategic objectives;

(c)	approve the entering into, or withdrawing from, lines of business that are, or are likely to be, material to the Company;

(d)	approve financial and operating objectives used in determining compensation if they are different from the strategic, capital or operating plans referred to above;

(e)	approve material divestitures and acquisitions;

(f)	monitor the Company's progress towards its strategic objectives, and revise and alter its direction through management in light of changing circumstances;

(g)	conduct periodic reviews of human, technological and capital resources required to implement the Company’s strategy and the regulatory, cultural or governmental constraints on the business; and

(h)	review, at every regularly scheduled Board meeting if feasible, recent developments that may affect the Company’s strategy, and advise management on emerging trends and issues.

4.	Financial and Corporate Issues

The Board has the responsibility:

(a)	to take reasonable steps to ensure the integrity and effectiveness of the Company's internal control and management information systems, including the evaluation and assessment of information provided by management and others (e.g., internal and external auditors) about the integrity and effectiveness of the Company’s internal control and management information systems;

(b)	to review operating and financial performance relative to budgets and objectives;

(c)	to approve the annual financial statements and notes thereto, management’s discussion & analysis of financial condition and results of operations contained in the annual report, the annual information form, the annual report on Form 10-K and the management information circular;

(d)	to submit the Audit Committee’s appointment of the external auditors for the Company to the shareholders of the Company for ratification; and

(e)	to approve significant contracts, transactions, and other arrangements or commitments that may be expected to have a material impact on the Company.

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

5.	Managing Risk

The Board has the responsibility to understand the principal risks of the business in which the Company is engaged, to achieve a proper balance between risks incurred and the potential return to shareholders, and to ensure that there are systems in place which effectively monitor and manage those risks with a view to the long-term viability of the Company.

6.	Appointment, Training and Monitoring Senior Management

The Board has the responsibility:

(a)	to appoint the CEO, to monitor and assess CEO performance against corporate goals and objectives, to determine CEO compensation, to consider the recommendations of the Compensation Committee, and to provide advice and counsel in the execution of the CEO's duties;

(b)	to approve the appointment and remuneration of all executive officers, acting upon the advice of the CEO;

(c)	to the extent possible, to satisfy itself as to the integrity of the CEO and other executive officers and satisfy itself that the CEO and other executive officers are creating a culture of integrity throughout the Company;

(d)	to approve certain decisions relating to executive management, including the:

(i)	appointment and discharge of executive officers;

(ii)	compensation and benefits for executive officers;

(iii)	acceptance by the CEO of any outside directorships on public companies or any significant public service commitments; and

(iv)	employment, consulting, retirement and severance agreements, and other special arrangements proposed for senior officers; and

(e)	to ensure that adequate provision has been made to train and develop management and for the orderly succession of the CEO and the other senior officers.

7.	Policies, Procedures and Compliance

The Board has the responsibility:

(a)	to ensure that the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards;

(b)	to approve and monitor compliance with significant policies and procedures by which the Company is operated;

(c)	to ensure the Company sets high environmental standards in its operations and is in compliance with environmental laws and legislation;

(d)	to ensure the Company has in place appropriate programs and policies for the health and safety of its employees in the workplace; and

(e)	to review significant new corporate policies or material amendments to existing policies (including, for example, policies regarding business conduct, conflict of interest and the environment).

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

8.	Governance

The Board has the responsibility:

(a)	to appoint Board committees, including an Audit Committee, and delegate to those committees any appropriate powers of the Board;

(b)	to review the size and composition required of the Board and approve nominations for candidates for election to the Board, with a view to ensuring that the Board is comprised of directors with the necessary skills and experience to facilitate effective decision-making;

(c)	to develop the Company’s approach to corporate governance; and

(d)	to review annually its terms of reference and its performance and the performance of the Board committees, the Chair of the Board, the Lead Director where applicable, and the Chair of the committees to ensure that the Board and the committees are operating effectively.

9.	Reporting and Communication

The Board has the responsibility:

(a)	to adopt a communication or disclosure policy for the Company and ensure that the Company has in place effective communication processes with shareholders and other stakeholders (including measures to enable stakeholders to communicate with the independent directors of the Board) and with financial, regulatory and other institutions and agencies;

(b)	to ensure that the financial performance of the Company is accurately reported to shareholders, other security holders and regulators on a timely and regular basis in accordance with all applicable securities laws, rules and regulations;

(c)	to ensure that the financial results are reported fairly and in accordance with generally accepted accounting principles in effect at the time and all applicable securities laws, rules and regulations;

(d)	to ensure the timely reporting of any other developments that have a significant and material impact on the value of the Company;

(e)	to approve the content of the Company’s major communications to shareholders and the investing public, including the interim/annual reports (including the financial statements and management, discussion and analysis), the management information circular (including compensation, discussion and analysis and the disclosure of corporate governance practices), the annual information form, any prospectuses that may be issued, and any significant information respecting the Company contained in any documents incorporated by reference in any such prospectuses; and

(f)	to report annually to shareholders on its stewardship of the affairs of the Company for the preceding year.

D.	THE CHAIR OF THE BOARD & LEAD DIRECTOR

The Chair is accountable to the Board and shall have the duties of a member of the Board as set out in applicable corporate laws and in the Company’s constating documents and as otherwise determined by the Board. The Chair, or Lead Director where applicable, is responsible for the management, development and effective performance of the Board and leads the Board to ensure that it fulfills its duties as required by law and as set out in the Board Terms of Reference.

1.	Appointment

The Chair shall be appointed annually by the Board and shall have such skills and abilities appropriate to the appointment of the Chair as shall be determined necessary and desirable by the Board.

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

2.	Qualifications of the Board Chair

The Chair shall be a duly elected member of the Board and shall be independent as defined under applicable securities laws, rules and regulations and the requirements of any applicable securities exchanges, unless the Board determines that it is inappropriate to require the Chair to be independent. If the Board determines that it would be inappropriate to require the Chair of the Board to be independent, then the independent directors shall select from among their number a director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board. The Chair, if independent, or the Lead Director if the Chair is not independent, shall act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties.

3.	Vacancy

Where a vacancy occurs at any time in the position of Chair or Lead Director where applicable, it shall be filled by the Board. The Board may remove and replace the Chair or Lead Director where applicable at any time.

4.	Duties

The Chair, or Lead Director where applicable, has the responsibility to:

(a)	organize the Board to function independently of management;

(b)	promote ethical and responsible decision making, appropriate oversight of management and best practices in corporate governance;

(c)	ensure that the Board works as a cohesive team and provide the leadership essential for this purpose;

(d)	ensure that the responsibilities of the Board are well understood by both the Board and management, and that the boundaries between Board and management responsibilities are clearly understood and respected;

(e)	manage the affairs of the Board, including ensuring that the Board is organized properly, functions effectively and meets its obligations and responsibilities;

(f)	act as a liaison between the Board and senior management to ensure that relationships between the Board and senior management are conducted in a professional and constructive manner;

(g)	provide advice, counsel and mentorship to other members of the Board, the President and CEO and other senior members of management;

(h)	lead the Board in establishing, reviewing and monitoring the strategy, goals, objectives and policies of the Company;

(i)	communicate all major developments and issues to the Board in a timely manner, initiate opportune discussion of such matters and ensure provision to the Board of sufficient information to permit the Board to fulfill its oversight responsibilities;

(j)	communicate with all members of the Board to co-ordinate their input, ensure their accountability and provide for the effectiveness of the Board and its committees;

(k)	adopt procedures to ensure that the Board can conduct its work effectively and efficiently, including committee structure and composition, scheduling, and management of meetings;

(l)	ensure that, where functions are delegated to appropriate committees, the functions are carried out and the results thereof are reported to the Board;

(m)	as necessary and in consultation with the President and/or CEO, ensure the Company, and where appropriate the Board, is adequately represented at official functions and meetings with major shareholders, other stakeholders, financial analysts, media and the investment community;

(n)	determine, in consultation with the Board and management, the time and places of the meetings of the Board and of the annual general meeting;

(o)	co-ordinate with management and the Secretary to ensure that matters to be considered by the Board are properly presented and given the appropriate opportunity for discussion;

(p)	ensure the Board has the opportunity to meet without members of management present on a regular basis;

(q)	assist in the preparation of the agenda of the Board meetings;

(r)	preside as chair of each meeting of the Board and as chair of each meeting of the shareholders of the Company; and

(s)	carry out other duties as requested by the Board as a whole, depending on need and circumstance.

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

E.	COMMITTEE CHAIRS

1.	Appointment

The Chair of each Committee shall be appointed annually by the Board.

2.	Qualifications of a Committee Chair

Each Committee Chair shall be a duly elected member of the Board.

3.	Vacancy

Where a vacancy occurs at any time in the position of a Committee Chair, it shall be filled by the Board. The Board may remove and replace a Committee Chair at any time.

4.	Duties

The Chair of a Committee shall lead and oversee the applicable Committee to ensure it fulfills its mandate as set out in its terms of reference. In particular, the Chair of a Committee shall:

(a)	organize the Committee to function independently of management, including organizing in-camera sessions and other meetings without management;

(b)	foster ethical and responsible decision-making by the Committee and its members;

(c)	deal effectively with dissent and work constructively towards arriving at decisions and achieving consensus;

(d)	ensure that the Committee has an opportunity to meet without members of management present at regular intervals;

(e)	determine, in consultation with the Committee and management, the time and places of the meetings of the Committee;

(f)	manage the affairs of the Committee, including ensuring that the Committee is organized properly, functions effectively and meets its obligations and responsibilities;

(g)	co-ordinate with management and the secretary to the Committee to ensure that matters to be considered by the Committee are properly presented and given the appropriate opportunity for discussion;

(h)	provide advice and counsel to the President and/or CEO and other senior members of management in the areas covered by the Committee's mandate;

(i)	preside as chair of each meeting of the Committee; and

(j)	communicate with all members of the Committee to co-ordinate their input, ensure their accountability and provide for the effectiveness of the Committee.

F.	INDIVIDUAL DIRECTORS

Each Director (i) shall act honestly, in good faith and in the best interests of the Company and its shareholders and (ii) must exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition, each Director shall have the following responsibilities:

1.	Responsibilities of Corporate Stewardship

Each Director has the responsibility to:

(a)	represent the best interests of the Company and its shareholders, assist in the maximization of shareholder value and work towards the long-term success of the Company;

(b)	advance the interests of the Company and the effectiveness of the Board by bringing his or her knowledge and experience to bear on the strategic and operational issues facing the Company;

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

(c)	provide constructive counsel to and oversight of management;

(d)	respect the confidentiality of information and matters pertaining to the Company;

(e)	maintain his or her independence, generally and as defined under applicable securities laws, and objectivity;

(f)	be available as a resource to the Board; and

(g)	fulfill the legal requirements and obligations of a director and shall develop a comprehensive understanding of the statutory and fiduciary roles of a director.

2.	Responsibilities of Integrity and Loyalty

Each Director has the responsibility to:

(a)	comply with the Company’s Code of Business Ethics;

(b)	disclose to the Secretary, prior to the beginning of his or her service on the Board, and thereafter as they arise, all actual and potential conflicts of interest; and

(c)	disclose to the Chair of the Board, in advance of any Board vote or discussion, if the Board or a committee of the Board is deliberating on a matter that may affect the Director’s interests or relationships outside the Company and abstain from discussion and/or voting on such matter as determined to be appropriate.

3.	Responsibilities of Diligence

Each Director has the responsibility to:

(a)	prepare for each Board and Committee meeting by reading the reports, minutes and background materials provided for the meeting;

(b)	attend in person the annual meeting of the Company and attend all meetings of the Board and all meetings of committees of the Board of which the Director is a member, in person or by telephone, video conference, or other communication facilities that permit all persons participating in the meeting to communicate with each other; and

(c)	as necessary and appropriate, communicate with the Chair of the Board and with the President and/or CEO between meetings, including to provide advance notice of the Director’s intention to introduce significant and previously unknown information at a Board meeting.

4.	Responsibilities of Effective Communication

Each Director has the responsibility to:

(a)	participate fully and frankly in the deliberations and discussions of the Board;

(b)	encourage free and open discussion of the Company’s affairs by the Board;

(c)	establish an effective, independent and respected presence and a collegial relationship with other Directors;

(d)	focus inquiries on issues related to strategy, policy, and results;

(e)	respect the President and CEO’s role as the chief spokesperson for the Company and participate in external communications only at the request of, with the approval of, and in coordination with, the Chair, the President and the CEO;

(f)	communicate with the Chair of the Board and other Directors between meetings when appropriate;

(g)	maintain an inquisitive attitude and strive to raise questions in an appropriate manner and at proper times; and

(h)	think, speak and act in a reasoned, independent manner.

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

5.	Responsibilities of Committee Work

Each Director has the responsibility to:

(a)	participate on committees and become knowledgeable about the purpose and goals of each committee; and

(b)	understand the process of committee work and the role of management and staff supporting the committee.

6.	Responsibilities of Knowledge Acquisition

Each Director has the responsibility to:

(a)	become generally knowledgeable about the Company’s business and its industry;

(b)	participate in Director orientation and education programs developed by the Company from time to time;

(c)	maintain an understanding of the regulatory, legislative, business, social and political environments within which the Company operates;

(d)	become acquainted with the senior officers and key management personnel; and

(e)	gain and update his or her knowledge about the Company’s facilities and visit these facilities when appropriate.

G.	OUTSIDE CONSULTANTS OR ADVISORS

At the Company’s expense, the Board may retain, when it considers it necessary or desirable, outside consultants or advisors to advise the Board independently on any matter. The Board shall have the sole authority to retain and terminate any such consultants or advisors, including sole authority to review a consultant’s or advisor’s fees and other retention terms.

Dated: February 27, 2012

Amended and restated: October 23, 2012, with effect from December 1, 2012

Amended and restated: December 5, 2014

Amended and restated: December 15, 2016

Amended and restated: December 19, 2020

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

BOARD OF DIRECTORS CALENDAR OF ACTIVITIES

Matter	Year end	Q1	Q2	Q3	Budget/ Strategy

Business to be conducted at each meeting:

•    Approve minutes of previous meetings

•    Review Action Items

•    President’s Report: Operations, Corporate Development & Strategic Update

•    Review of Financial Results Year to Date & Annual Forecast

•    Approval of Audit Committee Report, Approval of Annual/Interim Financial Statements, MD&A and Press Release

•    Investor Relations Report

•    Approval of Stock Option Grants (as necessary)

•    In-Camera Meeting of Independent Directors

	X	X	X	X	X
Approve Reports and Recommendations from: • Corporate Governance & Compensation Committee • EHS Committee	X	X	X	X	X
Review of CEO Performance and Approval of Compensation for CEO and Senior Officers	X
43-101 Report (as necessary for material projects)	X	X	X	X	X
Approval of Annual Information Form and Annual Report on Form 10-K	X
Approve Record Date and Date for Annual Meeting	X
Approval of Management Information Circular • Approve Nominees for Directors and Appointment of Auditors		X
Appointment of Committees		X
Appointment of Officers		X
Director Education Sessions, as needed	X	X	X	X	X
Review Terms of Reference and Calendar of Activities				X
Approve Strategic Plan					X
Approve Capital and Operating Budgets and Financial Plan					X
Risk Management Review • Review of Delegation of Authority					X

Business to be conducted at each meeting:

•    Approve minutes of previous meetings

•    Review Action Items

•    President’s Report: Operations, Corporate Development & Strategic Update

•    Review of Financial Results Year to Date & Annual Forecast

	X	X	X	X	X

Appendix A Board Mandate	Trilogy Metals Inc. Management Information Circular 2024

Matter	Year end	Q1	Q2	Q3	Budget/ Strategy

Approval of Audit Committee Report, Approval of Annual/Interim Financial Statements, MD&A and Press Release

•    Investor Relations Report

•    Approval of Stock Option Grants (as necessary)

•    In-Camera Meeting of Independent Directors

Approve Reports and Recommendations from: • Corporate Governance & Compensation Committee • EHS Committee	X	X	X	X	X
Review of CEO Performance and Approval of Compensation for CEO and Senior Officers	X
43-101 Report (as necessary for material projects)	X	X	X	X	X
Approval of Annual Information Form and Annual Report on Form 10-K	X
Approve Record Date and Date for Annual Meeting		X
Approval of Management Information Circular • Approve Nominees for Directors and Appointment of Auditors		X
Appointment of Committees		X
Appointment of Officers	X
Director Education Sessions, as needed	X	X	X	X	X
Review Terms of Reference and Calendar of Activities	X
Approve Strategic Plan					X
Approve Capital and Operating Budgets and Financial Plan					X
Risk Management Review • Review of Delegation of Authority					X

APPENDIX B
EQUITY INCENTIVE PLAN

February 27, 2012

Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons and to align the interests of such persons with those of shareholders of the Company through the incentive inherent in share ownership and by providing them an opportunity to participate in the Company’s future performance through awards of Options.

Article I
INTERPRETATION

1.1            Definitions and Interpretation. As used in this Plan, the following words and terms will have the following meanings:

(a)	“Board” means the board of directors of the Company;

(b)	“Change of Control” means:

(i)	the acquisition whether directly or indirectly, by a person or company, or any persons or companies acting jointly or in concert (as determined in accordance with the Securities Act (British Columbia) and the rules and regulations thereunder) of voting securities of the Company which, together with any other voting securities of the Company held by such person or company or persons or companies, constitute, in the aggregate, more than 50% of all outstanding voting securities of the Company;

(ii)	an amalgamation, arrangement or other form of business combination of the Company with another company which results in the holders of voting securities of that other company holding, in the aggregate, 50% or more of all outstanding voting securities of the Company (including a merged or successor company) resulting from the business combination; or

(iii)	the sale, lease or exchange of all or substantially all of the property of the Company to another person, other than a subsidiary of the Company or other than in the ordinary course of business of the Company;

(c)	“Code” means the U.S. Internal Revenue Code of 1986, as amended;

(d)	“Committee” means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board, provided, however, if the Company ceases to qualify as a Foreign Private Issuer, the Committee shall be comprised of not less than such number of directors as shall be required to permit options granted under this Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m);

(e)	“Company” means NovaCopper Inc. or any successor corporation;

(f)	“Consultant” has the meaning ascribed to that term in National Instrument 45-106 – Prospectus and Registration Exemptions;

(g)	“Disability” means the mental or physical state of an individual such that:

(i)	the Board, other than such individual, determines that such individual has been unable, due to illness, disease, mental or physical disability or similar cause, to fulfill his or her obligations as an employee, independent contractor, Consultant or director of the Company either for any consecutive 6 month period or for any period of 8 months (whether or not consecutive) in any consecutive 12 month period; or

(ii)	a court of competent jurisdiction has declared such individual to be mentally incompetent or incapable of managing his or her affairs;

(h)	“Effective Date” means February 27, 2012;

(i)	“Eligible Person” means any natural person providing continuous services to the Company or any of its subsidiaries and who is:

(i)	an employee of the Company or any of its subsidiaries; or

(ii)	a Consultant to the Company or any of its subsidiaries in respect of whom the Company is permitted to grant Options under an exemption from the registration and prospectus requirements of applicable securities law and if such Consultant does not provide services in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the registrant's securities; or

(iii)	an Outside Director of the Company or any of its subsidiaries;

(j)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

(k)	“Exercise Agreement” has the meaning ascribed thereto in Section 3.1(f);

(l)	“Exercise Period” means the period of time during which a particular Option may be exercised;

(m)	“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option;

(n)	“Expiry Date” means the means the expiry date of an Option as determined by the Committee in accordance with the terms and conditions of this Plan, subject to the time limits and any “black out” or similar periods as provided in section 3.1(d) to this Plan;

(o)	“Expiry Time” means 4:30 pm (Pacific time) on the Expiry Date;

(p)	“Fair Market Value” means:

(i)	the closing price of the Shares on the Toronto Stock Exchange (or if Shares are not traded on the Toronto Stock Exchange, the closing price of the Shares on such other exchange on which Shares are traded) on the last trading day prior to the relevant date, or if no Shares were traded on the trading day immediately prior to the relevant date, the closing price of the Shares on the last trading day, prior to the relevant date, on which Shares were traded; and

(ii)	if the Shares are not listed on an exchange, the fair market value as determined in good faith by the Committee, through the reasonable application of a reasonable valuation method, and in accordance with the requirements of Section 409A of the Code and applicable regulations and guidance;

(q)	“Foreign Private Issuer” has the meaning ascribed to is in Rule 3b-4 under the Exchange Act;

(r)	“Incentive Stock Option” or “ISO” means an Option granted to a U.S. Participant that is intended to qualify as an “incentive stock option” within the meaning of section 422 of the Code;

(s)	“Market Price” means, as of any date, the value of the Shares, determined based on the following in order:

(i)	if the Shares are listed on the Toronto Stock Exchange, the Market Price shall be the volume weighted average price (VWAP) of the Shares for the 5 trading day period ending on the last trading day prior to the relevant date. The “VWAP” shall be determined by dividing the total value of the Shares by the total volume of Shares traded for the relevant 5 trading day period;

(ii)	if the Shares are listed on an exchange other than the Toronto Stock Exchange, the Market Price shall be the closing price of the Shares (or the closing bid, if no sales were reported) as quoted on such exchange on the last trading day prior to the relevant date; or

(iii)	if the Shares are not listed on an exchange, the Market Price shall be determined in good faith by the Committee.

(t)	“Nonqualified Stock Option” means an Option granted to a U.S. Participant that is not an Incentive Stock Option;

(u)	“Option” means an award of an option to purchase Shares hereunder;

(v)	“Outside Director” means every director of the Company who is not a full-time employee of, or Consultant to, the Company or any of its subsidiaries;

(w)	“Participant” means every Eligible Person who is approved for participation in the Plan by the Committee;

(x)	“Plan” means this Equity Incentive Plan, as the same may be amended from time to time;

(y)	“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation;

(z)	“Share Bonus Plan” means the plan established pursuant to Article 5 hereof;

(aa)	“Shares” means the common shares in the capital of the Company;

(bb)	“subsidiary” means a subsidiary of the Company as defined in the Securities Act (British Columbia);

(cc)	“Stock Option Certificate” means the certificate in the form of Exhibit A hereto for a specific Option;

(dd)	“Termination” or “Terminated” means any situation where a Participant has lawfully or unlawfully ceased to be a Participant regardless of the reasons therefor and whether or not notice has been provided.

(ee)	“Termination Date” means:

(i)	in the case of a Participant who lawfully or unlawfully ceases to be employed or engaged as a Participant as a result of resignation, the later of:

(A)	the date on which the notice of his or her intention to resign all of his or her positions with the Company and any subsidiary is provided, and

(B)	the effective date of the resignation, if any, which is specified in the notice referred to above;

(ii)	in the case of a Participant who lawfully or unlawfully ceases to be employed or engaged as a Participant as a result of Termination by the Company or any subsidiary,

(A)	other than for cause, the date specified by the Company and/or its subsidiary in writing to the Participant as being the last day on which the Participant is to report to work for the Company and/or its subsidiary, or

(B)	for cause, the day on which the notice of termination is given; and

(iii)	in the case of a Participant who lawfully or unlawfully ceases to be employed or engaged as a Participant of the Company or any subsidiary as a result of retirement, death, Disability or any other means, the date on which such retirement, death, Disability or other event occurs.

(ff)	“U.S. Participant” means an Eligible Person who is a U.S. citizen or a U.S. resident, in each case as defined in section 7701(a)(30)(A) and section 7701(b)(1)(A) of the Code;

(gg)	“Withholding Obligations” has the meaning ascribed thereto in Section 9.3;

(hh)	“10% Shareholder” means a person who owns (taking into account the constructive ownership rules under section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company (or of any subsidiary of the Company).

Article II
SHARES AVAILABLE UNDER THE PLAN

2.1            Number of Shares Available. Subject to section 2.2 and Article VIII,

(a)	the total number of Shares reserved and available for grant and issuance pursuant to this Plan, as at the Effective Date, shall not exceed 10% of the issued and outstanding Shares on the date of the grant. Any issuance of Shares from treasury, including issuances pursuant to exercise of Options or pursuant to the Share Bonus Plan, shall automatically replenish the number of Shares issuable under the Plan. Options that have been cancelled or that have expired without being exercised continue to be issuable under the Plan. Where the Company issues Shares from treasury upon the valid exercise of Options, such Shares shall be issued as fully paid and non-assessable Shares;

(b)	the number of Shares issuable under the Plan to any one person (together with those Shares issuable pursuant to any other security based compensation arrangements of the Company or its subsidiaries) shall not exceed 10% of the Shares outstanding on the date of grant;

(c)	the number of Shares issuable to insiders under the Plan (together with those Shares issuable pursuant to any other security based compensation arrangements of the Company or its subsidiaries) shall not, at any time, exceed 10% of the Shares outstanding;

(d)	the number of Shares which may be issued under the Plan to insiders within a one-year period (together with those Shares that may be issued pursuant to any other security based compensation arrangements of the Company or its subsidiaries) shall not, at any time, exceed 10% of the Shares outstanding.

2.2            Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, consolidation, combination, reclassification or similar change in the capital structure of the Company without consideration, then:

(a)	the number of Shares reserved for issuance under the Plan;

(b)	the number of Shares subject to outstanding Options; and

(c)	the Exercise Prices of outstanding Options,

will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issuable under any Options and any such fractions will be rounded down to the nearest Share.

Article III
GRANT OF OPTIONS

3.1            Options. The Committee may grant Options to Eligible Persons and will determine the number of Shares subject to the Option, the Exercise Price, the Expiry Date and all other terms and conditions of the Option, subject to the following:

(a)	Form of Option Grant. Each Option granted under this Plan will be evidenced by a stock option certificate in the form attached to this Plan as Exhibit A, or in such other form as may be approved by the Committee, from time to time (called the “Stock Option Certificate”) which will contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan;

(b)	Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option; provided, however, that if the Committee makes the determination to grant an Option during a black-out period, the date of grant of such Option shall be deemed to be the date two business days following the end of such black-out period and the end of such black-out period shall be determined in accordance with any insider trading policy or similar policy of the Company. The Stock Option Certificate and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option;

(c)	Vesting and Exercise of Options. Provided the Participant has not been Terminated, Options may be exercisable until the Expiry Date determined by the Committee and specified in the Stock Option Certificate. The Committee also may provide for Options to vest (ie. become exercisable) at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. If the application of vesting causes the Option to become exercisable with respect to a fractional Share, such Share shall be rounded down to the nearest whole Share;

(d)	Expiry. Each Option shall expire at the Expiry Time on the Expiry Date set forth in the Option Certificate and must be exercised, if at all, on or before the Expiry Date. In no event shall an Option be exercisable during a period extending more than ten years after the date of grant, provided that in the circumstance where the end of the term of an Option falls within, or within ten business days after the end of, a “black out” or similar period imposed under any insider trading policy or similar policy of the Company (but not, for greater certainty, a restrictive period resulting from the Company or its insiders being the subject of a cease trade order of a securities regulatory authority). In such circumstances, the end of the term of such Option shall be the tenth business day after the earlier of the end of such black out period or, provided the black out period has ended, the Expiry Date;

(e)	Exercise Price. The Exercise Price of an Option shall not be less than the greater of Market Price and Fair Market Value on the date of grant;

(f)	Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) substantially in the form attached to this Plan as Exhibit B, or in such other form as may be approved by the Committee (which need not be the same for each Participant), stating the Participant’s election to exercise the Option, the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent, access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price (plus any applicable taxes including Withholding Obligations), for the number of Shares being purchased. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option. The Option may not be exercised unless such exercise is in compliance with all applicable securities laws and the rules and policies of any exchange or quotation system upon which the Shares are listed or quoted, as they are then in effect on the date of exercise, and provided that no blackout period is then in effect under the Insider Trading Policy of the Company;

(g)	Net Exercise.

(i)	The Committee may permit the net exercise of any Option into Shares by any Participant as provided in this section 3.1(g) (“Net Exercise”) at any time, or from time to time, during the term of such Option. The decision of whether or not to permit Net Exercise for any Option is in the sole discretion of the Committee and will be made on a case by case basis. Upon the Net Exercise of Options (the “Converted Options”), the Company shall deliver to the Participant (without payment by the Participant of any Exercise Price or any cash or other consideration), that number of fully paid and non-assessable Shares (X) equal to the number of Converted Options (Y) multiplied by the quotient obtained by dividing the result of the Market Price of one Share (B) less the Exercise Price per Share (A) by the Market Price of one Share (B). Expressed as a formula, such conversion shall be computed as follows:

(B - A)

X = (Y) B

Where: X =	The number of Shares that will be issued to the Participant.
Y =	The number of Converted Options.
A =	The Exercise Price per Share.
B =	The Market Price of one Share.

No fractional Shares shall be issuable upon the Net Exercise of Options, such Shares to be rounded down to the nearest whole number.

(ii)	Net Exercise may be requested for the exercise of any Options by any Participant. The Participant must make the request by indicating on the Exercise Agreement, which must be submitted as specified in section 3.1(f) above, that the Participant wishes to exercise the Options through the Net Exercise method.

(h)	Termination of Option. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of the Expiry Time on the Expiry Date. Notwithstanding any other provisions hereof but subject to any vesting requirements or termination provisions attached to specific Options granted under the Plan and subject further to the discretion of the Committee to accelerate vesting, upon the Termination of a Participant, the following provisions shall apply:

(i)	in the case of dismissal without cause, each vested Option held by a Participant shall be exercisable until the date which is the earlier of:

(A)	six months after the Termination Date; and

(B)	the Expiry Date for such Options,

after which time all vested and unvested Options shall be void and of no further force or effect;

(ii)	in the case of dismissal for cause, each vested and unvested Option held by the Participant shall be void and of no further force or effect on the Termination Date;

(iii)	in the case of Termination as a result of death, each vested Option held by the deceased Participant shall be exercisable until the date which is the earlier of:

(A)	six months after the Termination Date; and

(B)	the Expiry Date for such Options,

after which time such Options shall be void and of no further force or effect;

(iv)	in the case of Termination for any reason other than as provided in paragraphs (i), (ii) and (iii) of this section, unless specifically determined otherwise by the Committee, each vested Option held by the Participant shall be exercisable until the date which is the earlier of:

(A)	six months after the Termination Date; and

(B)	the Expiry Date for such Options,

after which time such Options shall be void and of no further force or effect;

(i)	Change of Control. Except as otherwise specified in the Stock Option Certificate for a specific Option, all outstanding Options that are not fully vested on the date on which a Change of Control occurs shall vest immediately upon such Change of Control.

(j)	Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable; and

(k)	Exclusion from Severance Allowance, Retirement or Termination Settlement. In the event of a Participant’s Termination for any reason, the curtailment, pursuant to the terms of the Plan, of such Participant’s Options shall not give rise to any right to damages (including damages relating to any period of reasonable notice and regardless of whether reasonable or any notice was provided to the Participant) and shall not be included in the calculation of, nor form any part of, any severance allowance, retiring allowance or termination settlement of any kind whatever in respect of such Participant.

(l)	Code Section 162(m) Individual Award Limitation. No Eligible Person may be granted Options under the Plan for more than 15,000,000 Shares (subject to adjustment as provided for in Section 2.2 of the Plan), in the aggregate in any calendar year.

3.2            Issuance of Shares. Subject to applicable securities laws and any blackout period in effect under the Company’s Insider Trading Policy then in effect, and provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s legal representative or other person as directed by the Participant and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

3.3            Reserved for Issuance. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan.

Article IV
OPTIONS GRANTED TO U.S. PARTICIPANTS

4.1            Number of Shares for Incentive Stock Options. Notwithstanding any other provision of the Plan to the contrary, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 15,000,000, subject to adjustment as provided in Section 2.2 of the Plan and subject to the provisions of Section 422 and 424 of the Code or any successor provision.

4.2            Option Exercise Price. The Exercise Price of an Option shall not be less than the greater of Market Price and Fair Market Value.

4.3            Adjustments. Any adjustment to or amendment of an outstanding Option granted to a U.S. participant (including, but not limited to, adjustments contemplated under Sections 2.2, 8.1 and 9.8 with respect to the exercise price and number of Shares subject to an Option or with respect to extension of the term of an Option) will be made so as to comply with, and not create any adverse consequences under, section 409A of the Code, and to the extent applicable, section 424(a) of the Code.

4.4            Designation of Options. The Option Agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option. If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied or (b) in all other cases, a Nonqualified Stock Option.

4.5            Special Requirements for Incentive Stock Options. In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to an Incentive Stock Option:

(a)	an Incentive Stock Option may be granted only to employees (including a director or officer who is also an employee) of the Company (or of any subsidiary of the Company within the meaning of section 424 of the Code). For purposes of this Article III, the term “employee” shall mean a person who is an employee for purposes of section 422 of the Code;

(b)	to the extent that the aggregate Fair Market Value of Shares (determined as of the date of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a U.S. Participant during any calendar year (under this Plan and all other plans of the Company and of any parent or subsidiary of the Company within the meaning of Section 424 of the Code) exceeds US$100,000, or any limitation subsequently set forth in section 422(d) of the Code, such excess shall be considered a Non-Qualified Stock Option;

(c)	the exercise price payable per Share upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option;

(d)	an Incentive Stock Option will terminate and no longer be exercisable no later than 10 years after the date of grant of such Incentive Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than 5 years after the date of grant of such Incentive Stock Option;

(e)	if a U.S. Participant who has been granted an Incentive Stock Option ceases to be an employee of the Company (or by a subsidiary of the Company within the meaning of section 424 of the Code) for any reason, whether voluntary or involuntary, other than death, permanent disability or just cause, then in order for the ISO to retain ISO status, the ISO must be exercised by the earlier of (i) the date that is three months after the date of cessation of employment or (ii) the expiration of the term of such Incentive Stock Option. For the purposes of this Section, the employment of a U.S. Participant who has been granted an Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Administrator that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Company (or of any subsidiary) to another office of the Company (or of any parent or subsidiary) or a transfer between the Company and any parent or subsidiary. If a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company within the meaning of section 424 of the Code) because of the death of a permanent disability of such U.S. Participant or such U.S. Participant’s personal representatives or administrators, or any person or persons to whom such Incentive Stock Option is transferred by will or the applicable laws of descent and distribution, as the case may be, may exercise such Incentive Stock Option (to the extent such Incentive Stock Option was exercisable on the date of death of permanent disability, as the case may be) at any time prior to the earlier of (i) the date that is six (6) months after the date of death or permanent disability, as the case may be, or (ii) the expiration of the term of such Incentive Stock Option. For the purposes of this paragraph, “permanent disability” is defined in section 22(e) of the Code. If a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company within the meaning of section 424 of the Code) for cause, the right to exercise such Incentive Stock Option will terminate on the date of cessation of employment, unless otherwise determined by the Board;

(f)	an Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant’s lifetime only by such U.S. Participant;

(g)	an Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned or pledged by such U.S. Participant, except by will or by the laws of descent and distribution; and

(h)	in the event that this Plan is not approved by the shareholders of the Company within twelve (12) months before or after the date on which this Plan is adopted by the Board, any Incentive Stock Option granted under this Plan will automatically be deemed to be a Nonqualified Stock Option.

Article V
SHARE BONUS PLAN

5.1            Participants. The Board, on the recommendation of the Committee, shall have the right, subject to Section 5.2, to issue or reserve for issuance, for no cash consideration, to any Eligible Person any number of Shares as a discretionary bonus of Shares subject to such provisos and restrictions as the Board may determine.

5.2            Number of Shares. Shares reserved for issuance and issued under the Share Bonus Plan shall be subject to the limitations set out in Section 2.1. In addition to the limitations set out in Section 2.1, the aggregate maximum number of shares that may be issued pursuant to Section 5.1 will be limited to 1,000,000 Shares.

The Board, on the recommendation of the Committee, in its absolute discretion, shall have the right to reallocate any of the Shares reserved for issuance under the Share Bonus Plan for future issuance pursuant to a grant of Options and, in the event that any Shares specifically reserved under the Share Bonus Plan are reallocated to Options, the aggregate maximum number of Shares reserved under the Share Bonus Plan will be reduced to that extent. In no event will the number of Shares allocated for issuance under the Share Bonus Plan exceed 1,000,000 Shares.

5.3            Necessary Approvals. The obligation of the Company to issue and deliver any Shares pursuant to an award made under the Share Bonus Plan will be subject to all necessary approvals of any exchange or securities regulatory authority having jurisdiction over the Shares.

Article VI
ADMINISTRATION

6.1            Committee Authority. This Plan will be administered by the Committee. Subject to the general purposes, terms and conditions of this Plan, applicable securities laws and rules and policies of any exchange or quotation system upon which the Shares are listed or quoted, and to the direction of the Board, the Committee will have full discretionary power to implement and carry out this Plan including, without limitation, the authority to:

(a)	construe and interpret this Plan, any Stock Option Certificate and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan;

(c)	select Eligible Persons to receive Options and Shares;

(d)	determine the form and terms of Options and Stock Option Certificates, provided that they are not inconsistent with the terms of the Plan;

(e)	determine the Exercise Price of an Option;

(f)	determine the number of Shares to be covered by each Option;

(g)	determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any other incentive or compensation plan of the Company;

(h)	grant waivers of Option conditions or amend or modify each Option, provided that they are not inconsistent with the terms of this Plan;

(i)	determine the vesting, exercisability and Expiry Dates of Options;

(j)	correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option, any Stock Option Certificate or any Exercise Agreement; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

6.2            Committee Discretion. Any determination made by the Committee with respect to any Option or Share will be made in its sole discretion at the time of grant of the Option or Share. Unless in contravention of any express term of this Plan or Option, at any later time, such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan.

Article VII
RIGHTS OF OWNERSHIP

7.1            No Rights of a Shareholder. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are actually issued pursuant to a treasury order or other evidence issued by the Company.

7.2            Transferability. Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the operation of law. During the lifetime of the Participant, an Option will be exercisable only by the Participant. The terms of the Option shall be binding upon the executors, administrators and heirs of the Participant.

Article VIII
CORPORATE TRANSACTIONS

8.1            Assumption or Replacement of Options by Successor. In the event of:

(a)	a merger whether by way of amalgamation or arrangement in which the Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary, or other transaction in which there is no substantial change in the shareholders of the Company and the shareholders of the successor corporation or their relative shareholdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants);

(b)	a merger whether by way of amalgamation or arrangement in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their Shares or other equity interests in the Company;

(c)	the sale of substantially all of the assets of the Company, or

(d)	a formal take-over bid for not less than all the outstanding Shares,

any or all outstanding Options will expire at such time and on such conditions as the Committee will determine (including, without limitation, the Committee may, in the exercise of its sole discretion in such instances, give each Participant the right to exercise his or her Option as to all or a part of the Shares that may be acquired upon exercise of the Options, including Shares as to which the Option would not otherwise be exercisable).

8.2            Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his or her Option as to all or any part of the Shares that may be acquired upon exercise of the Options, including Shares as to which the Option would not otherwise be exercisable.

Article IX
GENERAL

9.1            No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate a Participant’s employment or other relationship at any time, with or without cause. Neither any period of notice, if any, nor any payment in lieu thereof, upon Termination shall be considered as extending the period in which an Eligible Person is providing continuous services for the purposes of the Plan.

9.2            Term of Plan. No Options shall be granted under the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board or the date of shareholder approval of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Certificate, any Option theretofore granted may extend beyond the end of such 10-year period, and the authority of the Board provided for hereunder with respect to the administration of the Plan and any outstanding Options, and the authority of the Board to amend the Plan and any outstanding options, shall extend beyond the end of such 10-year period .

9.3            Canadian Tax Withholding. The Company may withhold from any amount payable to a Participant, either under this Plan or otherwise, such amount as it reasonably believes is necessary to enable the Company to comply with the applicable requirements of any Canadian federal, provincial, or local law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to options (“Withholding Obligations”). The Company may also satisfy any liability for any such Withholding Obligations, on such terms and conditions as the Company may determine in its discretion, by (a) requiring a Participant, as a condition to the exercise of any Options, to make such arrangements as the Company may require so that the Company can satisfy such Withholding Obligations including, without limitation, requiring the Participant to remit to the Company in advance, or reimburse the Company for, any such Withholding Obligations or (b) selling on the Participant’s behalf, or requiring the Participant to sell, any Shares acquired by the Participant under the Plan, or retaining any amount which would otherwise be payable to the Participant in connection with any such sale.

9.4            U.S. Tax Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable U.S. federal or state payroll, withholding, income or other taxes that are the sole and absolute responsibility of a U.S. Participant are withheld or collected from such U.S. Participant. For the purposes of assisting a U.S. Participant in paying all or a portion of the U.S. federal and state taxes to be withheld or collected upon exercise of an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit a U.S. Participant, subject to applicable laws, to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of such Option having a Market Price equal to the minimum amount required under applicable law to be withheld or (b) delivering to the Company Shares (other than Shares issuable upon exercise of such Option) having a Market Price equal to the minimum amount required under applicable law to be withheld. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

9.5            Compliance with Securities Laws. No Shares or other assets shall be issued or delivered under this Plan unless and until the Company has determined that there has been full and adequate compliance with all Canadian and United States federal, provincial and state securities laws and regulations. The Board may require the Participant to make such warranties and representations as are necessary to satisfy the various securities laws.

9.6            Legends. Shares issued under the Plan shall bear such restrictive legends as the Board deems necessary or appropriate, including legends that reflect the terms of the Stock Option Certificate between the Participant and the Company.

9.7            Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

9.8            Termination and Amendment of Plan. The Board shall have the power to, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, amend, suspend, or terminate this Plan or any Option granted under this Plan:

(a)	for the purposes of making minor or technical modifications to any of the provisions of this Plan;

(b)	to correct any ambiguity, defective provisions, error or omission in the provisions of this Plan;

(c)	to change any vesting provisions of Options;

(d)	to change the termination provisions of the Options or this Plan which does not entail an extension beyond the original expiry date of the Options;

(e)	to add or change provisions relating to any form of financial assistance provided by the Company to Eligible Persons that would facilitate the purchase of securities under the Plan;

(f)	to add a cashless exercise feature to any Option or to the Plan, providing for the payment in cash or securities upon the exercise of Options;

(g)	to extend the term of any Option previously granted in accordance with the Plan;

(h)	to reduce the exercise price of any Option previously granted in accordance with the Plan; and

(i)	to reduce the allocation of Shares to the Share Bonus Plan;

provided however that:

(j)	such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Shares are listed;

(k)	no such amendment, suspension or termination shall be made at any time to the extent such action would materially adversely affect the existing rights of an optionee with respect to any then outstanding Option, as determined by the Board acting in good faith, without his or her consent in writing; and

(l)	the Board shall obtain shareholder approval of the following:

(i)	any amendment to the maximum number of Shares specified in Section 2.1 in respect of which Options or Shares may be granted under the Plan (other than pursuant to Section 2.2);

(ii)	any amendment that would reduce the exercise price of an outstanding Option granted to an insider (other than pursuant to Section 2.2);

(iii)	any amendment that would extend the term of any Option granted to an insider (within the meaning of the rules of the Toronto Stock Exchange, and any other exchange on which the Shares are listed for trading) beyond the Expiry Date;

(iv)	any amendment which would permit Options granted under this Plan to be transferable or assignable other than for normal estate settlement purposes; and

(v)	any amendment which would cause Section 162(m) of the Code to become unavailable with respect to the Plan; and

(vi)	a change to this Section 9.8 of this Plan.

9.9            Powers of the Board Following Termination of the Plan. If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any rights pursuant thereto remain outstanding and, notwithstanding the termination of the Plan, the Board shall remain able to make such amendments to the Plan or the Options as they would have been entitled to make if the Plan were still in effect.

9.10            Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to a Participant shall be in writing and addressed to such Participant at the address indicated in the Stock Option Certificate or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three business days after deposit in the mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by confirmed facsimile, rapidfax telecopier, or electronic means.

9.11            Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.

9.12            Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

*      *      *

APPENDIX C
TRILOGY METALS INC.

2024 NON-EMPLOYEE DIRECTORS FIXED DEFERRED SHARE UNIT PLAN

March 14, 2024

1.            PURPOSE OF THE PLAN

1.1	This Plan has been established by the Corporation to promote the interests of the Corporation by attracting and retaining qualified persons to serve on the Board and to promote a greater alignment of long term interests between such Participants and the shareholders of the Corporation.

2.	PLAN DEFINITIONS AND INTERPRETATIONS

In this Plan, the following terms have the following meanings:

(a)	“Account” means an account maintained for each Participant on the books of the Corporation which will be credited with Deferred Share Units, in accordance with the terms of the Plan.

(b)	“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and Stock Exchange Rules.

(c)	“Board” means the Board of Directors of the Corporation.

(d)	“Change of Control” means the acquisition by any person or by any person and a Joint Actor, whether directly or indirectly, of voting securities (as defined in the Securities Act (British Columbia)) of the Corporation, which, when added to all other voting securities of the Corporation at the time held by such person or by such person and a Joint Actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Corporation or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board.

(e)	“Committee” means the Compensation Committee of the Board.

(f)	“Common Shares” means common shares of the Corporation and includes any securities of the Corporation into which such Common Shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed, pursuant to a Reorganization or otherwise.

(g)	“Corporation” means Trilogy Metals Inc. and its respective successors and assigns, and any reference in the Plan to action by the Corporation means action by or under the authority of the Board or any person or committee that has been designated for the purpose by the Board including, without limitation, the Committee.

(h)	“DSU” or “Deferred Share Unit” means a unit credited to a Participant by way of a bookkeeping entry in the books of the Corporation pursuant to this Plan, the value of which is equivalent in value to a Common Share.

(i)	“Grant” means any Deferred Share Unit credited to the Account of a Participant.

(j)	“Insider” has the meaning provided for purposes of the TSX relating to Security Based Compensation Arrangements.

(k)	“Notice of Redemption” means written notice, on a prescribed form, by the Participant, or the administrator or liquidator of the estate of the Participant, to the Corporation of the Participant’s wish to redeem his or her Deferred Share Units.

(l)	“Participant” means a director of the Corporation who is designated by the Committee as eligible to participate in the Plan.

(m)	“Plan” means this Trilogy Metals Inc. 2024 Non-Employee Directors Fixed Deferred Share Unit Plan.

(n)	“Redemption Date” means the date that a Notice of Redemption is received by the Corporation; provided in the case of a U.S. Eligible Participant, however, the Redemption Date will be made the earlier of (i) “separation from service” within the meaning of Section 409A of the Code, or (ii) within 90 days of the U.S. Eligible Participant’s death.

(o)	“Reorganization” means any (i) capital reorganization, (ii) merger, (iii) amalgamation, or (iv) arrangement or other scheme of reorganization.

(p)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder as in effect from time to time.

(q)	“Security Based Compensation Arrangement” has the meaning defined in the provisions of the TSX Company Manual relating to security based compensation arrangements.

(r)	“Share Price” means the closing price of a Common Share on the TSX averaged over the five (5) consecutive trading days immediately preceding (a) in the case of a Grant, the last day of the fiscal quarter preceding the date of Grant in respect of a director, or (b) in the case of a redemption, the Redemption Date, as applicable, or in the event such shares are not traded on the TSX, the fair market value of such shares as determined by the Committee acting in good faith.

(s)	“Stock Exchange Rules” means the applicable rules of any stock exchange upon which the Common Shares are listed.

(t)	“Termination Date” means the date of a Participant’s death, or retirement from, or loss of office or employment with the Corporation, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada), including the Participant’s resignation, retirement, removal from the Board, death or otherwise.

(u)	“TSX” means the Toronto Stock Exchange.

(v)	“U.S. Eligible Participant” refers to a Participant who, at any time during the period from the date Deferred Share Units are granted to the Participant to the date such Deferred Share Units are redeemed by the Participant, is subject to income taxation in the United States on the income received for his or her services as a director of the Corporation and who is not otherwise exempt from U.S. income taxation under the relevant provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Canada-U.S. Income Tax Convention, as amended from time to time.

3.	NON-EMPLOYEE DIRECTOR COMPENSATION

3.1	Establishment of Annual Compensation

An annual compensation amount, including but not limited to the annual retainer and any committee fees or chair fees, payable to non-employee Directors (hereafter "Directors") of the Corporation (the "Annual Compensation") shall be established from time-to-time by the Board. The amount of Annual Compensation will be reported annually in the Corporation’s management information circular.

3.2	Payment of Annual Compensation

(a)	The Annual Compensation shall be payable in quarterly installments, with each installment payable as promptly as practicable following the last business day of the fiscal quarter to which it applies. Quarterly payments shall be pro rated if Board service commences or terminates during a fiscal quarter. The number of DSUs to be paid and the terms of the DSUs shall be determined as provided in the following sections of this Plan.

(b)	Each Director may elect to receive in DSUs any or all of his or her Annual Compensation by completing and delivering a written election to the Corporation on or before November 15th of the calendar year ending immediately before the calendar year with respect to which the election is made. Such election will be effective with respect to compensation payable for fiscal quarters beginning during the calendar year following the date of such election. Further, where an individual becomes a Director for the first time during a fiscal year and such individual has not previously participated in a plan that is required to be aggregated with this Plan for purposes of Section 409A, such individual may elect to participate in the Plan with respect to fiscal quarters of the Corporation commencing after the Corporation receives such individual’s written election, which election must be received by the Corporation no later than 30 days after such individual’s appointment as a Director. For greater certainty, new Directors will not be entitled to receive DSUs pursuant to an election for the quarter in which they submit their first election to the Corporation or any previous quarter. Elections hereunder shall be irrevocable with respect to compensation earned during the period to which such election relates.

(c)	All DSUs granted with respect to Annual Compensation will be credited to the Director's Account when such Annual Compensation is payable (the "Grant Date").

(d)	The Director's Account will be credited with the number of DSUs calculated to the nearest thousandths of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the Grant Date by the Share Price. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

3.3	Additional Deferred Share Units

In addition to DSUs granted pursuant to Section 3.2, the Board may award such number of DSUs to a Participant as the Board deems advisable to provide the Participant with appropriate equity-based compensation for the services he or she renders to the Corporation. The Board shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to a Participant’s Account. The Corporation and a Participant who receives an award of DSUs pursuant to this Section 3.3 shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

4.	ADMINISTRATION OF DSU ACCOUNTS

4.1	Administration of Plan

The Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

(a)	to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan and to amend and rescind such rules and regulations from time to time;

(b)	to interpret and construe the Plan and to determine all questions arising out of the Plan and any such interpretation, construction or determination made by the Committee shall be final, binding and conclusive for all purposes;

(c)	to prescribe the form of the instruments used in conjunction with the Plan; and

(d)	to determine which members of the Board are eligible to participate in the Plan.

4.2	Redemption of Deferred Share Units

(a)	Each Participant shall be entitled to redeem his or her Deferred Share Units during the period commencing on the business day immediately following the Termination Date and ending on the 90th day following the Termination Date by providing a written Notice of Redemption to the Corporation. In the event of death of a Participant, the Notice of Redemption shall be filed by the legal representative of the Participant. In the case of a U.S. Eligible Participant, however, the redemption will be deemed to be made on the earlier of (i) “separation from service” within the meaning of Section 409A, or (ii) within 90 days of the U.S. Eligible Participant’s death.

(b)	Upon redemption, the Participant shall be entitled to receive, and the Corporation shall issue or provide:

(i)	subject to shareholder approval of this Plan and the limitations set forth in Section 6.2 below, a number of Common Shares issued from treasury equal to the number of DSUs in the Participant’s Account, subject to any applicable deductions and withholdings;

(ii)	subject to and in accordance with any Applicable Law, a number of Common Shares purchased by an independent administrator of the Plan in the open market for the purposes of providing Common Shares to Participants under the Plan equal in number to the DSUs in the Participant’s Account, subject to any applicable deductions and withholdings;

(iii)	the payment of a cash amount to a Participant equal to the number of DSUs multiplied by the Share Price, subject to any applicable deductions and withholdings; or

(iv)	any combination of the foregoing,

as determined by the Corporation, in its sole discretion.

4.3	Payment Notwithstanding

Notwithstanding any other provision of this Plan, all amounts payable to, or in respect of, a Participant hereunder shall be paid on or before December 31 of the calendar year commencing immediately after the Participant’s Termination Date.

5.	ALTERATION OF NUMBER OF SHARES SUBJECT TO THE PLAN

5.1	Subdivisions or Consolidations

In the event that the Common Shares shall be subdivided or consolidated into a different number of Common Shares or a distribution shall be declared upon the Common Shares payable in Common Shares, the number of DSUs then recorded in the Director’s Account shall be adjusted by replacing such number by a number equal to the number of Common Shares which would be held by the Director immediately after the distribution, subdivision or consolidation, should the Director have held a number of Common Shares equal to the number of DSUs recorded in the Director’s Account on the record date fixed for such distribution, subdivision or consolidation.

5.2	Reorganizations

In the event there shall be any change, other than as specified in Section 5.1, in the number or kind of outstanding Common Shares or of any shares or other securities into which such Common Shares shall have been changed or for which they shall have been exchanged, pursuant to a Reorganization or otherwise, then there shall be substituted for each Common Share referred to in the Plan or for each share into which such Common Share shall have been so changed or exchanged, the kind of securities into which each outstanding Common Share shall be so changed or exchanged and an equitable adjustment shall be made, if required, in the number of DSUs then recorded in the Director’s Account, such adjustment, if any, to be reasonably determined by the Committee and to be effective and binding for all purposes.

5.3	Adjustments

In the case of any such substitution, change or adjustment as provided for in this Section 5, the variation shall generally require that the number of DSUs then recorded in the Director’s Account prior to such substitution, change or adjustment will be proportionately and appropriately varied.

6.	RESTRICTIONS ON ISSUANCES

6.1	Maximum Number of DSUs

DSUs may be granted by the Corporation in accordance with the Plan, provided that, subject to Section 5 of the Plan, the aggregate number of Common Shares reserved and available for grant or issuance pursuant to the Plan shall not exceed 1,200,000 Common Shares. The aggregate number of Common Shares that may be issued under DSUs granted under the Plan shall be reduced by Common Shares subject to DSUs already granted under the Plan, and if any Common Shares covered by DSUs are settled in cash or otherwise terminated or cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the Plan with respect to such award, to the extent of any such forfeiture, reacquisition by the Corporation, termination or cancellation, shall again be available for granting DSUs under the Plan.

6.2	Insider Participation Limits

The maximum number of Common Shares issuable to Insiders pursuant to Section 4.2(b)(i) of the Plan, together with any Common Shares issuable pursuant to any other Security Based Compensation Arrangement, at any time, shall not exceed 10% of the total number of outstanding Common Shares. The maximum number of Common Shares issued to Insiders pursuant to Section 4.2(b)(i) of the Plan, together with any Common Shares issued pursuant to any other Security Based Compensation Arrangement, within any one year period, shall not exceed 10% of the total number of outstanding Common Shares.

7.	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

7.1	Amendment to the Plan

Until such time as the Corporation receives shareholder approval of the issuances from treasury contemplated in Section 4.2(b)(i), the Plan may be amended, suspended or terminated at any time by the Board in whole or in part. No amendment of the Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to DSUs granted prior to the date of the amendment.

Following shareholder approval of any issuances from treasury as contemplated in Section 4.2(b)(i), the Board may at any time, and from time to time, and without shareholder approval, amend any provision of the Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan including amendments of a “clerical” or “housekeeping” nature;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the Plan;

(c)	amendments to the termination provisions of Section 7.2;

(d)	amendments necessary or advisable because of any change in Applicable Laws;

(e)	amendments to the transferability of Deferred Share Units provided for in Section 8.10;

(f)	amendments to Section 4.1 relating to the administration of the Plan; and

(g)	any other amendment, fundamental or otherwise, not requiring shareholder approval under Applicable Laws;

provided, however, that:

(h)	no such amendment of the Plan may be made without the consent of each affected Participant in the Plan if such amendment would adversely affect the rights of such affected Participant(s) under the Plan; and

(i)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment:

(i)	to Section 6.1 in order to increase the maximum number of Deferred Share Units which may be issued under this Plan (other than pursuant to Section 5);

(ii)	to Section 7.1; or

(iii)	to the definition of “Participant”.

7.2	Plan Termination

The Committee may decide to discontinue granting awards under the Plan at any time in which case no further Deferred Share Units shall be awarded or credited under the Plan. Any Deferred Share Units which remain outstanding in a Participant’s Account at that time shall continue to be dealt with according to the terms of the Plan. The Plan shall terminate when all payments owing pursuant to Section 4.2 of the Plan have been made and all Deferred Share Units have been cancelled in all Participants’ Accounts

8.	GENERAL PROVISIONS

8.1	Withholding

The Corporation may withhold from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary so as to ensure that the Corporation will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant. The Corporation shall also have the right in its discretion to satisfy any such withholding tax liability by retaining, acquiring or selling on behalf of a Participant any Common Shares which would otherwise be issued or provided to a Participant hereunder.

8.2	Assignability

No right to receive payment of DSUs and other benefits under the Plan shall be transferable or assignable by a Participant except by will or laws of descent and distribution.

8.3	Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Deferred Share Units under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured creditor of the Corporation.

8.4	Final Determination

Any determination or decision by or opinion of the Committee made or held pursuant to the terms of the Plan shall be final, conclusive and binding on all parties concerned. All rights, entitlements and obligations of Participants under the Plan are set forth in the terms of the Plan and cannot be modified by any other documents, statements or communications, except by Plan amendments referred to in Section 7.1 of the Plan.

8.5	No Right to Employment

Participation in the Plan shall not be construed to give any Participant a right to be retained as a Director.

8.6	No Other Benefit

No amount will be paid to, or in respect of, a Participant under the Plan to compensate for a downward fluctuation in the price of Common Shares nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

8.7	No Shareholder Rights

Under no circumstances shall Deferred Share Units be considered Common Shares nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Common Shares nor shall any Participant be considered the owner of Common Shares by virtue of the award of Deferred Share Units.

8.8	Reorganization of the Corporation

The existence of any Deferred Share Units shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Corporation or to create or issue any bonds, debentures, shares or other securities of the Corporation or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

8.9	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation.

8.10	General Restrictions and Assignment

Except as required by law, the rights of a Participant under the Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

8.11	Section 409A

It is intended that the provisions of this Plan comply with Section 409A, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Notwithstanding anything in the Plan to the contrary, the following will apply with respect to the rights and benefits of U.S. Eligible Participants under the Plan:

(a)	Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to or for the benefit of a U.S. Eligible Participant may not be reduced by, or offset against, any amount owing by the U.S. Eligible Participant to the Corporation or any of its affiliates.

(b)	If a U.S. Eligible Participant becomes entitled to receive payment in respect of any Deferred Share Units as a result of his or her “separation from service” (within the meaning of Section 409A), and the U.S Eligible Participant is a “specified employee” (within the meaning of Section 409A) at the time of his or her separation from service, and the Committee makes a good faith determination that (i) all or a portion of the Deferred Share Units constitute “deferred compensation” (within the meaning of Section 409A) and (ii) any such deferred compensation that would otherwise be payable during the six-month period following such separation from service is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then payment of such “deferred compensation” shall not be made to the U.S Eligible Participant before the date which is six months after the date of his or her separation from service (and shall be paid in a single lump sum on the first day of the seventh month following the date of such separation from service) or, if earlier, the U.S Eligible Participant’s date of death.

(c)	A U.S. Eligible Participant’s status as a specified employee shall be determined by the Corporation as required by Section 409A on a basis consistent with the regulations under Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Section 409A.

(d)	Each U.S Eligible Participant, any beneficiary or the U.S Eligible Participant’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such U.S Eligible Participant in connection with this Plan (including any taxes and penalties under Section 409A), and neither the Corporation nor any affiliate shall have any obligation to indemnify or otherwise hold such U.S Eligible Participant or beneficiary or the U.S Eligible Participant’s estate harmless from any or all of such taxes or penalties.

(f)	In the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Deferred Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Deferred Share Units hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A.

(g)	In the event the Corporation terminates the Plan in accordance with Section 7, the time and manner of payment of amounts that are subject to 409A will be made in accordance with the rules under 409A. The Plan will not be terminated except as permitted under 409A.

8.12	Forfeiture Provision

If a Participant is subject to tax under the Income Tax Act (Canada) and also is a U.S. Eligible Participant with respect to DSUs, the following special rules regarding forfeiture of such Deferred Share Units will apply if the Participant’s DSUs are subject to Section 409A. For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under Section 409A and/or under paragraph 6801(d) of the regulations under the Income Tax Act (Canada), that may result because of the different requirements as to the time of settlement of Deferred Share Units with respect to a Participant’s “separation from service” (within the meaning of Section 409A) (“Separation From Service”) and his retirement or loss of office (under tax laws of Canada). If a Participant otherwise would be entitled to payment of DSUs in any of the following circumstances, such DSUs shall instead be immediately and irrevocably forfeited (for greater certainty, without any compensation therefore):

(a)	a Participant experiences a Separation From Service as a result of a permanent decrease in the level of services provided to less than 20% of his past service in circumstances that do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(b)	a Participant experiences a Separation From Service upon ceasing to be a director while continuing to provide services as an employee in circumstances that do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(c)	a Participant experiences a serious disability that continues for more than 29 months in circumstances that constitute a Separation from Service and do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(d)	a Participant experiences a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada) by virtue of ceasing employment as both an employee and as a director, but he continues to provide services as an independent contractor such that he has not experienced a Separation From Service.

8.13	Interpretation

In this text, words importing the singular meaning shall include the plural and vice versa, and words importing the masculine shall include the feminine and neuter genders.

8.14	Governing Law

The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

8.15	Severability

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

TRILOGY METALS INC. Security Class Holder Account Number Form of Proxy - Annual General Meeting to be held on May 22, 2024 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 10:00 am, Vancouver Time, on May 17, 2024. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Receive Documents Electronically • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER ------- Fold ------- Fold

------- Fold ------- Fold Appointment of Proxyholder I/We being holder(s) of securities of Trilogy Metals Inc. (the “Company”) hereby appoint: Elaine Sanders, or failing this person, Trisha Robertson, or failing this person, Tony Giardini (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at 1150-609 Granville Street, Vancouver, BC on May 22, 2024 at 10:00 am and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors 01. Tony Giardini For Withhold 02. James Gowans For Withhold 03. William Hayden For Withhold 04. William Iggiagruk Hensley 05. Gregory Lang 06. Janice Stairs 07. Diana Walters 2. Appointment of Auditors Appointment of PricewaterhouseCoppers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. For Withhold 3. Approval of Continuation of 2012 Equity Incentive Plan To consider and, if deemed advisable, pass an ordinary resolution ratifying and approving all unallocated awards under the 2012 Equity Incentive Plan. For Against Abstain 4. Approval of Trilogy Metals Inc. 2024 Non-Employee Directors Fixed Deferred Share Unit Plan To consider and, if deemed advisable, pass an ordinary resolution approving and adopting the Trilogy Metals Inc. 2024 Non-Employee Directors Fixed Deferred Share Unit Plan. For Against Abstain 5. Non-Binding Advisory Vote on Executive Compensation To consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company's Named Executive Officers. For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. Signature(s) Date Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N V K Q 3 6 1 8 4 5 A R 1